  As filed with the Securities and Exchange Commission on February 13, 1998


                                                      1933 Act File No. 2-83616
                                                      1940 Act File No. 811-3732

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                              ------------------

                                  FORM N-1A
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933

                       POST-EFFECTIVE AMENDMENT NO. 21


                                     AND

                            REGISTRATION STATEMENT
                                    UNDER
                      THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 25


                          MFS/SUN LIFE SERIES TRUST
              (Exact Name of Registrant as Specified in Charter)

              500 Boylston, Street, Boston, Massachusetts 02116
                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, Including Area Code: (617) 954-5000

          Stephen E. Cavan, Massachusetts Financial Services Company
               500 Boylston Street, Boston, Massachusetts 02116
                   (Name and Address of Agent for Service)

                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box)


    |_| immediately upon filing pursuant to paragraph (b) |_| on [date] pursuant to paragraph (b)
    |_| 60 days after filing pursuant to paragraph (a)(i) |_| on [date] pursuant to paragraph (a)(i)
    |X| 75 days after filing pursuant to paragraph (a)(ii) |_| on [date] pursuant to paragraph (a)(ii) of rule 485.


    If appropriate, check the following box:
    |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

                            MFS/SUN LIFE SERIES TRUST


                              CROSS REFERENCE SHEET


      (Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)


   ITEM NUMBER                                           STATEMENT OF ADDITIONAL
FORM N-1A, PART A            PROSPECTUS CAPTION            INFORMATION CAPTION
-----------------            ------------------          -----------------------

     1                  Front Cover Pages                            *

     2                              *                                *

     3                  Condensed Financial Information              *

     4                  The Series Fund; Investment Objectives       *
                         and Policies; Risk Factors

     5                  The Series Fund; Management of the           *
                         Series Fund; Investment Objectives and
                         Policies; Back Cover Page

     5(A)               Information included in Registrant's         *
                         Annual Report to Shareholders for
                         the year ended December 31, 1996

     6                  Additional Information with Respect to       *
                         Shares of each Series

     7                  Additional Information with Respect to       *
                         Shares of each Series

     8                  Additional Information with Respect to       *
                         Shares of each Series

     9                              *                                *

   ITEM NUMBER                                           STATEMENT OF ADDITIONAL
FORM N-1A, PART B            PROSPECTUS CAPTION            INFORMATION CAPTION
-----------------            ------------------          -----------------------

    10                              *                     Front Cover Page

    11                              *                     Table of Contents

    12                              *                                *

    13                              *                     Investment Objectives,
                                                           Policies and
                                                           Restrictions

    14                              *                     Management of the
                                                           Series Fund

    15                              *                                *

    16                              *                     Management of the
                                                           Series Fund (also,
                                                           see same caption in
                                                           the Prospectus);
                                                           Independent
                                                           Accountants and
                                                           Financial Statements;
                                                           Back Cover Page

    17                              *                     Portfolio Transactions
                                                           and Brokerage
                                                           Commissions

    18                              *                     Additional Information
                                                           with Respect to
                                                           Shares of each Series

    19                              *                     Additional Information
                                                           with Respect to
                                                           Shares of each Series

    20                              *                     Additional Information
                                                           with Respect to
                                                           Shares of each Series

    21                              *                                *

    22                              *                                *

    23                              *                     Independent
                                                           Accountants and
                                                           Financial Statements
--------------------------
*  Not Applicable

MFS/SUN LIFE                                                     PROSPECTUS
SERIES TRUST                                                     May 1, 1997
------------------------------------------------------------------------------


                                                                          Page
1. The Series Fund .....................................................     3
2. Condensed Financial Information .....................................     3
3. Investment Objectives and Policies ..................................    15
4. Management of the Series Fund .......................................    39
5. Additional Information with Respect to Shares of Each Series ........    44
      Purchases ........................................................    44
      Net Asset Value, Dividends and Distributions .....................    44
      Tax Status .......................................................    45
      Redemptions ......................................................    46
      Exchange Privilege ...............................................    46
      Description of Shares, Voting Rights and Liabilities .............    46
      Contents of SAI ..................................................    46
Appendix A .............................................................   A-1
Appendix B .............................................................   B-1
Appendix C .............................................................   C-1
Appendix D .............................................................   D-1
Appendix E .............................................................   E-1


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


MFS/Sun Life Series Trust (the "Series Fund"), 500 Boylston Street, Boston, Massachusetts 02116, Telephone (617) 954-5000, is a no-load, open-end management investment company which offers a choice of twenty-six separate series of shares. The shares of each series will be sold only to variable accounts (collectively, the "Variable Accounts") established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)") and their affiliated companies to fund benefits under variable contracts (the "Contracts") issued by such companies. The Variable Accounts will purchase shares of each series in accordance with the allocation instructions received from owners of the Contracts.

The twenty-six series and their investment objectives are as follows:

Bond Series will primarily seek as high a level of current income as is believed to be consistent with prudent investment risk; its secondary objective is to seek to protect shareholders capital (see page 15).

Capital Appreciation Series will seek capital appreciation by investing in securities of all types, with major emphasis on common stocks (see page 15).


Conservative Growth Series will seek long-term growth of capital and future income while providing more current dividend income than is normally obtainable from a portfolio of only growth stocks by investing a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth and a smaller proportion of its assets in securities whose principal characteristic is income production (see page 15).

Emerging Growth Series will seek long-term growth of capital by investing primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of emerging growth companies. Emerging growth companies include companies that MFS believes are early in their life cycle but which have the potential to become major enterprises. Dividend and interest income from portfolio securities, if any, is incidental to its objective of long-term growth of capital (see page 16).


Equity Income Series will primarily seek reasonable income by investing mainly in income producing securities; its secondary objective is to seek capital appreciation (see page 17).

Government Securities Series will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related Securities (see page 18).

High Yield Series will seek high current income and capital appreciation by investing primarily in fixed income securities of United States and foreign issuers which may be in the lower rated categories or unrated (commonly known as "junk bonds") and may include equity features (see page 19). Securities offering the high current income sought by the High Yield Series generally involve greater volatility of price and risk of principal and income, and less liquidity than securities in the higher rated categories of recognized rating agencies.

Massachusetts Investors Growth Stock Series will seek to provide long-term growth of capital and future income rather than current income (see page 20).

Managed Sectors Series will seek capital appreciation by varying the weighting of its portfolio of common stocks among certain industry sectors. Dividend income, if any, is incidental to its objective of capital appreciation (see page 21).

                                                      (Continued on next page)

    INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

MFS/Foreign & Colonial Series. The following three series are currently available for investment only under Regatta Gold contracts issued by Sun Life of Canada (U.S.):


MFS/Foreign & Colonial International Growth Series will seek capital appreciation by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are outside the U.S. growing at rates expected to be well above the growth rate of the overall U.S. economy (see page 23).

MFS/Foreign & Colonial International Growth and Income Series will seek capital appreciation and current income by investing, under normal market conditions, at least 65% of its total assets in equity and fixed income securities of issuers whose principal activities are outside the U.S. (see page 23).

MFS/Foreign & Colonial Emerging Markets Equity Series will seek capital appreciation by investing, under normal market conditions, at least 65% of its total assets in equity securities of issuers whose principal activities are located in emerging market countries (see page 24).

Money Market Series will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months (see page 30). An investment in this series is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the series will be able to maintain a stable net asset value of $1.00 per share.


New Discovery Series will seek capital appreciation by investing in equity securities of companies of any size which the Fund's investment adviser believes offer superior prospects for growth, and in particular, emphasizes companies in the developing stages of their life cycle that offer the potential for accelerated earnings or revenue growth (see page 25).


Research Growth and Income Series will seek to provide long-term growth of capital, current income and growth of income (see page 30).


Research International Series will seek capital appreciation by investing in equity securities of companies whose principal activities are located outside the United States as well as other securities offering an opportunity for capital appreciation (see page 26).


Research Series will seek to provide long-term growth of capital and future income (see page 31).


Strategic Income Series will seek to provide high current income by investing in fixed income securities and will seek to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income (see page 27).


Total Return Series will seek primarily to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Assets will be allocated and reallocated from time to time between money market, fixed income and equity securities. Under normal market conditions, at least 25% of the series' assets will be invested in fixed income securities and at least 40% and no more than 75% of its assets will be invested in equity securities (see page 32).

Utilities Series will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing at least 65% of its assets under normal market conditions in equity and debt securities issued by domestic and foreign utility companies (see page
33).

Value Series will seek capital appreciation (see page 36). This series is currently available only in connection with Regatta Gold Contracts issued by Sun Life of Canada (U.S.).

World Asset Allocation Series will seek total return over the long term through investments in equity and fixed income securities and will also seek to have low volatility of share price (i.e., net asset value per share) and reduced risk (compared to an aggressive equity/fixed income portfolio) (see page 38).

World Governments Series will seek moderate current income and preservation and growth of capital by investing in a portfolio of U.S. and Foreign Government Securities (see page 42).

World Growth Series will seek capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy (see page 44).

World Total Return Series will seek total return by investing in securities which will provide above average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income. The series will invest primarily in global equity and fixed income securities (i.e., those of U.S. and non-U.S. issuers) (see page
47).

Zero Coupon Series, Portfolio 2000 will seek the highest predictable compounded investment return for a specific period of time, consistent with the safety of invested capital, by investing primarily in debt obligations of the United States Treasury that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons. The liquidation date for the Portfolio is November 15, 2000 (see page 50.) This series is currently available only in connection with the purchase of variable life insurance contracts issued by Sun Life of Canada (U.S.).


There can be no assurance that the investment objectives of any series will be achieved. In addition, an investment in a Series fund may involve certain additional risks, and may not be appropriate for all purchasers.


The investment adviser of each series is Massachusetts Financial Services Company ("MFS" or the "Adviser"), 500 Boylston Street, Boston, Massachusetts 02116. MFS has retained, as sub-advisers to each of the MFS/Foreign & Colonial Series and the World Growth Series, Foreign & Colonial Management Limited ("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), both located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom (together, with respect to these series, the "Sub-Advisers").

This Prospectus sets forth concisely the information concerning each series that a prospective investor ought to know before investing. The Series Fund has filed with the Securities and Exchange Commission a Statement of Additional Information dated May 1, 1997, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about each series and is incorporated into this Prospectus by reference. See page 65 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Sun Life Annuity Service Center, P.O. Box 1024, Boston, Massachusetts 02103, telephone (800) 752-7215.

The information contained in this Prospectus should be read together with the prospectus for the Contracts.


1.  THE SERIES FUND
The Series Fund is a no-load, open-end management investment company which was organized under the laws of The Commonwealth of Massachusetts in 1983. The Series Fund has twenty-six separate portfolios, each of which is represented by a separate series of shares: (1) the "Bond Series," (2) the "Capital Appreciation Series," (3) the "Conservative Growth Series," (4) the "Emerging Growth Series," (5) the "Equity Income Series," (6) the "Government Securities Series," (7) the "High Yield Series," (8) the "Massachusetts Investors Growth Stock Series," (9) the "Managed Sectors Series," (10) the "MFS/Foreign & Colonial International Growth Series," (11) the "MFS/Foreign & Colonial International Growth and Income Series," (12) the "MFS/Foreign & Colonial Emerging Markets Equity Series," (13) the "Money Market Series," (14) the "New Discovery Series," (15) the "Research Growth and Income Series," (16) the "Research International Series," (17) the "Research Series," (18) the "Strategic Income Series," (19) the "Total Return Series," (20) the "Utilities Series," (21) the "Value Series," (22) the "World Asset Allocation Series,"
(23) the "World Governments Series," (24) the "World Growth Series," (25) the "World Total Return Series" and (26) the "Zero Coupon Series". The High Yield Series, Managed Sectors Series, Strategic Income Series, Utilities Series, World Asset Allocation Series, World Governments Series, World Growth Series and World Total Return Series are non-diversified as that term is defined in the Investment Company Act of 1940.


The shares of each series will be sold only to Variable Accounts established by Sun Life of Canada (U.S.), Sun Life (N.Y.) and their affiliated companies to fund benefits under variable contracts (the "Contracts") issued by such companies. The Zero Coupon Series will be sold only for the purpose of funding benefits under variable life insurance contracts issued by Sun Life of Canada (U.S.). The Variable Accounts will purchase shares of each series in accordance with the allocation instructions received from owners of the Contracts. The Series Fund then uses the proceeds to buy securities for the portfolio for which such shares were sold. The investment adviser manages each portfolio from day to day in accordance with its investment objectives. The kinds of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces. The Series Fund also offers to redeem shares of each series from the Variable Accounts at any time at net asset value.

2.  CONDENSED FINANCIAL INFORMATION
The following information about each series (which commenced investment operations prior to December 31, 1996) since its inception should be read in conjunction with the financial statements included in the Series Fund's Annual Report to shareholders for the year ended December 31, 1996, which are incorporated by reference into the SAI. These financial statements have been audited by Deloitte & Touche LLP, independent certified public accountants. Additional information about the performance of the Series Fund is contained in such Annual Report which may be obtained without charge from the Sun Life Annuity Service Center, P.O. Box 1024, Boston, Massachusetts 02103, Telephone
(800) 752-7215.

                                                        FINANCIAL HIGHLIGHTS

                                                               CAPITAL APPRECIATION SERIES
                      --------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                      --------------------------------------------------------------------------------------------------------------
                         1996        1995       1994       1993       1992       1991       1990       1989       1988       1987
                      ----------   --------   --------   --------   --------   --------   --------   --------   --------   --------
PER SHARE DATA (FOR A
  SHARE OUTSTANDING
  THROUGHOUT EACH YEAR):
Net asset value -
  beginning of year   $  31.9878   $24.4076   $28.1892   $24.8989   $23.0886   $16.6242   $19.9804   $13.6006   $12.9601   $12.9025
                      ----------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Income from investment operations# -
  Net investment
    income (loss) ..  $  (0.0200)  $ 0.0933   $ 0.0523   $ 0.1036   $ 0.0909   $ 0.1809   $ 0.2737   $ 0.3809   $ 0.2925   $ 0.1560
  Net realized and
    unrealized gain
    (loss) on
    investments and
    foreign currency
    transactions ...      6.7422     8.1619    (1.1104)    4.2197     2.9238     6.5415    (2.1219)    5.9989     0.6500     0.1596
                      ----------   --------   --------   --------   --------   --------   --------   --------   --------   --------
      Total from
        investment
        operations .   $  6.7222   $ 8.2552   $(1.0581)  $ 4.3233   $ 3.0147   $ 6.7224   $(1.8482)  $ 6.3798   $ 0.9425   $ 0.3156
                      ----------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Less distributions -
  From net
    investment income $  (0.0322)  $(0.0568)  $(0.1306)  $(0.1095)  $(0.1831)  $(0.2580)  $(0.3940)  $  --      $(0.3020)  $(0.2580)
  From net realized
    gain on
    investments and
    foreign currency
    transactions ...     (2.8462)   (0.6182)   (2.5929)   (0.9235)   (1.0213)     --       (1.1140)     --         --         --
                      ----------   --------   --------   --------   --------   --------   --------   --------   --------   --------
      Total
        distributions $  (2.8784)  $(0.6750)  $(2.7235)  $(1.0330)  $(1.2044)  $(0.2580)  $(1.5080)  $  --      $(0.3020)  $(0.2580)
                      ----------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value -
  end of year ......  $  35.8316   $31.9878   $24.4076   $28.1892   $24.8989   $23.0886   $16.6242   $19.9804   $13.6006   $12.9601
                      ==========   ========   ========   ========   ========   ========   ========   ========   ========   ========

Total return(++) ...      21.48%     34.46%    (3.60)%     18.00%     13.61%     40.95%    (9.69)%     46.91%      7.27%      2.40%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## .......       0.80%      0.83%      0.83%      0.83%      0.87%      0.85%      0.88%      0.81%      0.91%      0.89%
  Net investment
    income (loss) ..     (0.05)%      0.32%      0.24%      0.48%      0.50%      1.20%      1.99%      2.25%      1.86%      1.47%
PORTFOLIO TURNOVER .         67%        89%        52%        70%        69%        92%        84%       123%       128%       140%
Average commission
  rate### ..........  $   0.0463      --         --         --         --         --         --         --         --         --
NET ASSETS, END OF
YEAR (000 OMITTED) .  $1,061,631   $797,102   $476,508   $420,552   $262,645   $180,846   $ 77,746   $ 51,092   $ 35,492   $ 42,388

                                                        FINANCIAL HIGHLIGHTS
                                                                CONSERVATIVE GROWTH SERIES
                       ------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                       ------------------------------------------------------------------------------------------------------------
                         1996       1995       1994       1993       1992       1991       1990       1989       1988       1987
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
PER SHARE DATA (FOR A
  SHARE OUTSTANDING
  THROUGHOUT EACH YEAR):
Net asset value -
  beginning of year .  $22.0182   $16.4563   $16.9289   $16.0717   $16.8547   $12.6137   $13.4162   $ 9.8745   $ 9.6097   $ 9.9999
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Income from investment operations# -
  Net investment
    income ..........  $ 0.4100   $ 0.4318   $ 0.2942   $ 0.2041   $ 0.1810   $ 0.1515   $ 0.3027   $ 0.3110   $ 0.4448   440.2187
  Net realized and
    unrealized gain
    (loss) on
    investments .....    5.0415     5.6172    (0.4790)    1.1280     0.6747     4.4025    (0.7712)    3.2307     0.2720    (0.4209)
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
      Total from
        investment
        operations ..  $ 5.4515   $ 6.0490   $(0.1848)  $ 1.3321   $ 0.8557   $ 4.5540   $(0.4685)  $ 3.5417   $ 0.7168   $(0.2022)
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Less distributions -
  From net investment
    income ..........  $(0.2936)  $(0.3037)  $(0.1996)  $(0.1509)  $(0.1387)  $(0.3130)  $(0.3340)  $  --      $(0.4520)  $(0.1880)
  From net realized
    gain on
    investments and
    foreign currency
    transactions ....   (0.6783)   (0.1834)   (0.0882)   (0.3240)   (1.5000)     --         --         --         --         --
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
      Total
        distributions  $(0.9719)  $(0.4871)  $(0.2878)  $(0.4749)  $(1.6387)  $(0.3130)  $(0.3340)  $  --      $(0.4520)  $(0.1880)
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value - end
  of year ...........  $26.4978   $22.0182   $16.4563   $16.9289   $16.0717   $16.8547   $12.6137   $13.4162   $ 9.8745   $ 9.6097
                       ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
Total return(++) ....    25.41%     37.41%    (1.10)%      8.43%      5.71%     36.74%    (3.48)%     35.97%      7.41%    (2.02)%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## ........     0.61%      0.64%      0.64%      0.66%      0.80%      0.98%      1.00%      1.02%      0.87%      0.95%
  Net investment
    income ..........     1.71%      2.25%      2.42%      2.05%      1.84%      1.07%      2.29%      2.38%      3.71%      3.61%

PORTFOLIO TURNOVER ..       51%        60%       146%        19%        40%        51%        82%        34%        78%        98%
Average commission
  rate### ...........  $ 0.0502      --         --         --         --         --         --         --         --         --
NET ASSETS, END OF
  YEAR (000 OMITTED)   $571,008   $302,024   $150,318   $ 95,770   $ 44,455   $ 15,818   $ 11,680   $ 13,323   $ 11,646   $ 13,573

----------
   # Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.
(++) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life
     Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York. Inclusion of these charges would reduce the tot al return figures for all periods shown.

                                                  FINANCIAL HIGHLIGHTS -- CONTINUED
                                                                        GOVERNMENT SECURITIES SERIES
                       -------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                       -------------------------------------------------------------------------------------------------------------
                         1996       1995       1994       1993       1992       1991       1990       1989       1988       1987
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
PER SHARE DATA (FOR A
  SHARE OUTSTANDING
  THROUGHOUT EACH YEAR):
Net asset value -
  beginning of year .  $13.3900   $12.1219   $13.0951   $13.0059   $13.0369   $12.0359   $11.9612   $10.6128   $10.7858   $12.1211
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Income from investment
  operations# -
  Net investment
    income ..........  $ 0.8445   $ 0.8311   $ 0.6366   $ 0.5742   $ 0.7170   $ 0.7835   $ 0.7723   $ 0.9270   $ 1.0085   $ 0.7284
  Net realized and
    unrealized
    gain (loss) on
    investments and
    foreign currency
    transactions ....   (0.6620)    1.2183    (0.9238)    0.5220     0.0976     1.0115     0.1954     0.4324    (0.1825)   (0.4047)
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
      Total from
        investment
        operations ..  $ 0.1825   $ 2.0494   $(0.2872)  $ 1.0962   $ 0.8146   $ 1.7950   $ 0.9677   $ 1.3594   $ 0.8260   $ 0.3237
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Less distributions -
  From net investment
    income ..........  $(0.7053)  $(0.7813)  $(0.4959)  $(0.6603)  $(0.8027)  $(0.7940)  $(0.8930)  $(0.0110)  $(0.9890)  $(1.3840)
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  From net realized
    gain on investments
    and foreign
    currency
    transactions ....     --         --       (0.1901)   (0.3467)   (0.0429)     --         --         --         --       (0.2750)
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
      Total
        distributions  $(0.7053)  $(0.7813)  $(0.6860)  $(1.0070)  $(0.8456)  $(0.7940)  $(0.8530)  $(0.0110)  $(0.9980)  $(1.6590)
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value - end
  of year ...........  $12.8672   $13.3900   $12.1219   $13.0951   $13.0059   $13.0369   $12.0359   $11.9612   $10.6128   $10.7858
                       ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
Total return(++) ....     1.65%     17.66%    (2.21)%      8.70%      6.81%     15.81%      8.92%     12.83%      7.59%      2.94%
RATIOS (TO AVERAGE
  NET ASSETS)/
  SUPPLEMENTAL DATA:
  Expenses## ........     0.63%      0.63%      0.62%      0.63%      0.66%      0.64%      0.67%      0.61%      0.61%      0.60%
  Net investment
    income ..........     6.60%      6.59%      6.01%      5.92%      6.56%      7.60%      8.12%      8.47%      8.01%      8.28%
PORTFOLIO TURNOVER ..       57%        80%        90%        96%       304%       203%        62%       139%       386%       424%
NET ASSETS, END OF
  YEAR (000 OMITTED)   $383,107   $368,848   $347,150   $310,521   $203,739   $144,172     97,977     61,483     57,798     62,850

                                                        FINANCIAL HIGHLIGHTS
                                                                    HIGH YIELD SERIES
                       ------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                       ------------------------------------------------------------------------------------------------------------
                         1996       1995       1994       1993       1992       1991       1990       1989       1988       1987
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
PER SHARE DATA (FOR A
  SHARE OUTSTANDING
  THROUGHOUT EACH YEAR):
Net asset value -
  beginning of year .  $ 8.9222   $ 8.1860   $ 9.1120   $ 8.3279   $ 8.1299   $ 6.9758   $ 9.9462   $10.0835   $10.1008   $11.7988
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Income from investment
  operations# -
  Net investment
    income ..........  $ 0.8012   $ 0.7891   $ 0.8226   $ 0.5915   $ 0.7314   $ 0.8230   $ 1.6596   $ 1.5234   $ 1.5331   $ 1.2281
  Net realized and
    unrealized gain
    (loss) on
    investments and
    foreign currency
    transactions ....    0.2131     0.5494    (1.0387)    0.8242     0.3823     1.9201    (2.9030)   (1.6487)   (0.0244)   (1.0871)
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
      Total from
        investment
        operations ..  $ 1.0143   $ 1.3385   $(0.2161)  $ 1.4157   $ 1.1137   $ 2.7431   $(1.2434)  $(0.1253)  $ 1.5087   $ 0.1410
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Less distributions -
  From net investment
    income ..........  $(0.7234)  $(0.6023)  $(0.7099)  $(0.6316)  $(0.9157)  $(1.5890)  $(1.7270)  $(0.0120)  $(1.5260)  $(1.8180)
  From net realized
     gain on
     investments ....     --         --         --         --         --         --         --         --         --       (0.0210)
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
      Total
        distributions  $(0.7234)  $(0.6023)  $(0.7099)  $(0.6316)  $(0.9157)  $(1.5890)  $(1.7270)  $(0.0120)  $(1.5260)  $(1.8390)
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value - end
  of year              $ 9.2131   $ 8.9222   $ 8.1860   $ 9.1120   $ 8.3279   $ 8.1299   $ 6.9758   $ 9.9462   $10.0835   $10.1008
                       ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
Total return(++) ....    12.12%     16.93%    (2.16)%     17.68%     14.99%     47.47%   (14.16)%    (1.17)%     14.91%      1.05%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## ........     0.84%      0.87%      0.86%      0.88%      0.97%      1.05%      1.05%      0.96%      0.89%      0.88%
  Net investment
    income ..........     9.01%      9.17%      8.94%      8.76%      9.07%     12.23%     17.07%     12.51%     12.83%      9.74%
PORTFOLIO TURNOVER ..       88%        66%        82%        53%        73%        45%        22%        25%        32%        54%
NET ASSETS, END OF
  YEAR (000 OMITTED)   $196,498   $153,800   $102,194     97,884     54,564     31,254     19,216     31,983     41,954     42,341

----------
   # Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
(++) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life
     A ssurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York. Inclusion of these charges would reduce the total return figures for all periods shown.

                                                  FINANCIAL HIGHLIGHTS -- CONTINUED

                                                                     MANAGED SECTORS SERIES
                                ------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                ------------------------------------------------------------------------------------------------
                                  1996       1995       1994       1993       1992       1991       1990       1989      1988+
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
PER SHARE DATA (FOR A SHARE
  OUTSTANDING THROUGHOUT EACH YEAR):
Net asset value - beginning of
  year .......................  $25.4468   $19.8823   $23.2419   $22.3342   $21.0115   $13.0731   $15.1367   $10.4213   $10.0000(+)
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
Income from investment operations# -
  Net investment income (loss)  $ 0.0200   $ 0.0979   $ 0.0982   $ 0.0027   $(0.0565)  $ 0.0337   $ 0.1163   $ 0.0831   $ 0.0653
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions .............    4.2817     6.1880    (0.6610)    0.9050     1.4184     8.0287    (1.6919)    4.6323     0.4150
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
      Total from investment
        operations ..........   $ 4.3017   $ 6.2859   $(0.5628)  $ 0.9077   $ 1.3619   $ 8.0624   $(1.5756)  $ 4.7154   $ 0.4803
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
Less distributions -
  From net investment income .  $(0.0758)  $(0.0542)  $(0.0239)  $  --      $(0.0392)  $(0.1240)  $(0.0720)  $  --      $(0.0590)
  From net realized gain on
    investments and foreign
    currency transactions ....   (3.4224)   (0.6672)   (2.7729)     --         --         --       (0.4160)     --         --
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
      Total distributions ....  $(3.4982)  $(0.7214)  $(2.7968)  $  --      $(0.0392)  $(0.1240)  $(0.4880)  $  --      $(0.0590)
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value - end of year   $26.2503   $25.4468   $19.8823   $23.2419   $22.3342   $21.0115   $13.0731   $15.1367   $10.4213
                                ========   ========   ========   ========   ========   ========   ========   ========   ========
Total return(++) .............    17.58%     32.29%    (1.94)%      4.08%      6.48%     62.15%   (10.50)%     45.30%      7.32%*
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## .................     0.82%      0.84%      0.87%      0.84%      0.93%      1.03%      1.25%      1.25%      1.25%*
  Net investment income (loss)     0.09%      0.42%      0.53%      0.01%    (0.35)%      0.34%      1.52%      1.51%      1.90%*
PORTFOLIO TURNOVER ...........      121%       113%       103%       116%        22%        45%        51%        75%       122%
Average commission rate### ...  $ 0.0475      --         --         --         --         --         --         --         --
NET ASSETS, END OF YEAR (000
  OMITTED) ...................  $266,368   $194,351   $118,987   $104,954   $ 83,413   $ 41,752   $ 15,290   $  4,054   $    507

                                                        FINANCIAL HIGHLIGHTS
                                                                            MONEY MARKET SERIES
                       ------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                       ------------------------------------------------------------------------------------------------------------
                         1996       1995       1994       1993       1992       1991       1990       1989       1988        1987
                       --------   --------   --------   --------   --------   --------   --------   --------   --------     ------
PER SHARE DATA (FOR A
  SHARE OUTSTANDING
  THROUGHOUT EACH YEAR):
Net asset value -
  beginning of year .  $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Income from investment
  operations ........  $ 0.0483   $ 0.0520   $ 0.0363   $ 0.0256   $ 0.0325   $ 0.0565   $ 0.0760   $ 0.0855   $ 0.0549   $ 0.0379
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Less distributions
  from net
  investment income .  $(0.0483)  $(0.0520)  $(0.0363)  $(0.0256)  $(0.0325)  $(0.0565)  $(0.0760)  $(0.0855)  $(0.0549)  $(0.0379)
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value - end
  of year ...........  $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000     1.0000
                       ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
Total return(++) ....     4.95%      5.44%      3.69%      2.59%      3.30%      5.79%      7.81%      8.91%      7.13%      5.95%
RATIOS (TO AVERAGE
  NET ASSETS)/
  SUPPLEMENTAL DATA:
  Expenses## ........     0.56%      0.59%      0.58%      0.58%      0.60%      0.59%      0.62%      0.72%      0.72%      0.80%
  Net investment
    income ..........     4.82%      5.30%      3.74%      2.60%      3.29%      5.64%      7.48%      8.60%      6.97%      6.26%
NET ASSETS, END OF
  YEAR (000 OMITTED)   $409,165   $282,754   $252,175   $142,464   $134,799   $129,683   $112,901   $ 40,015   $ 34,179   $ 23,711


----------
   * Annualized.
   + From May 2, 1988 (commencement of investment operations) to December 31, 1988.
 (+) Net asset value on date of commencement of operations.
(++) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life
     A ssurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York. Inclusion of these charges would reduce the total return figures for all periods shown.
   # Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.


                                                  FINANCIAL HIGHLIGHTS -- CONTINUED
                                                                        TOTAL RETURN SERIES
                                ----------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                ----------------------------------------------------------------------------------------------------
                                 1996         1995       1994       1993       1992       1991       1990       1989      1988+
                              ----------   ---------   --------   --------   --------   --------   --------   --------   --------
PER SHARE DATA (FOR A SHARE
  OUTSTANDING THROUGHOUT EACH YEAR):
Net asset value - beginning
  of year ..................  $  18.3848   $ 15.0862   $16.0946   $14.7219   $14.2209   $12.1220   $12.0912   $10.2903   $10.0000(+)
                              ----------   ---------   --------   --------   --------   --------   --------   --------   --------
Income from investment
  operations# -
  Net investment income ....  $   0.7677   $  0.7824   $ 0.5639   $ 0.4319   $ 0.5389   $ 0.5646   $ 0.4091   $ 0.2898   $ 0.2445
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions ...........      1.6795      3.1527    (0.9310)    1.5044     0.6247     1.9793    (0.0993)    1.5111     0.3298
                              ----------   ---------   --------   --------   --------   --------   --------   --------   --------
      Total from investment
        operations .........  $   2.4472   $  3.9351   $(0.3671)  $ 1.9363   $ 1.1636   $ 2.5439   $ 0.3098   $ 1.8009   $ 0.5743
                              ----------   ---------   --------   --------   --------   --------   --------   --------   --------
Less distributions -
  From net investment income  $  (0.7189)  $ (0.6365)  $(0.4344)  $(0.4798)  $(0.5673)  $(0.4450)  $(0.2360)  $  --      $(0.2410)
  From net realized gain on
    investments and foreign
    currency transactions ..     (0.6734)      --       (0.2069)   (0.0838)   (0.0953)     --       (0.0430)     --       (0.0430)
                              ----------   ---------   --------   --------   --------   --------   --------   --------   --------
      Total distributions ..  $  (1.3923)  $ (0.6365)  $(0.6413)  $(0.5636)  $(0.6626)  $(0.4450)  $(0.2790)  $  --      $(0.2840)
                              ----------   ---------   --------   --------   --------   --------   --------   --------   --------
Net asset value - end of year $  19.4397   $ 18.3848   $15.0862   $16.0946   $14.7219   $14.2209   $12.1220   $12.0912   $10.2903
                              ==========   =========   ========   ========   ========   ========   ========   ========   ========
Total return(++) ...........      14.10%      26.71%    (2.22)%     13.37%      8.57%     21.60%      2.69%     17.49%      8.77%*
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses## ...............       0.72%       0.76%      0.76%      0.78%      0.85%      0.85%      0.91%      1.25%      1.25%*
  Net investment income ....       4.15%       4.70%      4.34%      4.06%      4.96%      5.83%      6.48%      6.49%      6.08%*
PORTFOLIO TURNOVER .........        134%        108%        66%       102%        71%        69%        42%        49%        31%
Average commission rate### .  $   0.0539       --          --         --         --         --         --         --         --
NET ASSETS, END OF YEAR (000
  OMITTED) .................  $1,335,022  $1,099,887   $839,614   $696,496   $397,385   $224,216   $103,658   $ 18,001   $  3,288

                                                        FINANCIAL HIGHLIGHTS
                                                                    WORLD GOVERNMENTS SERIES
                                ------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                ------------------------------------------------------------------------------------------------
                                  1996       1995       1994       1993       1992       1991       1990       1989      1988+
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
PER SHARE DATA (FOR A SHARE
  OUTSTANDING THROUGHOUT EACH YEAR):
Net asset value - beginning of
  year .......................  $12.4866   $11.3769   $13.0212   $11.7966   $12.7397   $11.5967   $11.0195   $10.0259   $10.0000(+)
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
Income from investment operations# -
  Net investment income ......  $ 0.6882   $ 0.8031   $ 0.6095   $ 0.5352   $ 0.6429   $ 0.7024   $ 0.2649   $ 0.8680   $ 0.3595
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions .............   (0.2081)    0.9511    (1.2295)    1.5819    (0.6141)    0.9616     1.0963     0.1256     0.0614
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
      Total from investment
        operations ...........  $ 0.4801   $ 1.7542   $(0.6200)  $ 2.1171   $ 0.0288   $ 1.6640   $ 1.3612   $ 0.9936   $ 0.4209
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
Less distributions -
  From net investment income .  $(1.7085)  $(0.0058)  $(0.8823)  $(0.8925)  $(0.6581)  $(0.5210)  $(0.7840)  $  --      $(0.3590)
  From net realized gain on
    investments and foreign
    currency transactions ....     --       (0.6387)   (0.1420)     --       (0.3138)     --         --         --       (0.0360)
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
      Total distributions ....  $(1.7085)  $(0.6445)  $(1.0243)  $(0.8925)  $(0.9719)  $(0.5210)  $(0.7840)  $  --      $(0.3950)
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value - end of year   $11.2582   $12.4866   $11.3769   $13.0212   $11.7966   $12.7397   $11.5967   $11.0195   $10.0259
                                ========   ========   ========   ========   ========   ========   ========   ========   ========
Total return(++) .............     4.66%     15.69%    (4.46)%     18.84%      0.54%     14.83%     13.37%      9.87%      6.49%*
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:
  Expenses## .................     0.90%      0.89%      0.90%      0.95%      1.03%      1.12%      1.25%      1.25%      1.25%*
  Net investment income ......     6.00%      6.67%      6.06%      6.01%      7.02%      7.50%      7.51%      8.10%      8.91%*
PORTFOLIO TURNOVER ...........      390%       329%       269%       173%       147%       192%       165%       168%       --
NET ASSETS, END OF YEAR (000
  OMITTED) ...................  $141,764   $152,487   $139,155   $135,085   $ 73,540   $ 36,566   $ 11,506   $  1,951   $  2,057


----------
   * Annualized.
   + From May 2, 1988 (commencement of investment operations) to December 31, 1988.
 (+) Net asset value on date of commencement of operations.
(++) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life
     A ssurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York. Inclusion of these charges would reduce the tot al return figures for all periods shown.
   # Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.
  ## For the fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.


                                                  FINANCIAL HIGHLIGHTS -- CONTINUED
                                                                   ZERO COUPON SERIES
                       ------------------------------------------------------------------------------------------------------------
                                                                     2000 PORTFOLIO
                       ------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                       ------------------------------------------------------------------------------------------------------------
                         1996       1995       1994       1993       1992       1991       1990       1989       1988      1987
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR):
Net asset value -
  beginning of year .  $ 9.0619   $ 7.9573   $11.1167   $11.0966   $11.3060   $10.2772   $10.6719   $ 8.8187   $ 8.4758   $ 9.7300
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Income from investment
  operations# -
  Net investment
    income(S) .......  $ 0.2094   $ 0.4340   $ 0.3807   $ 0.6921   $ 0.8970   $ 0.8217   $ 0.8473   $ 0.7145   $ 0.5361   $ 0.3011
  Net realized and
    unrealized gain
    (loss) on
    investments .....   (0.0528)    1.1038    (1.1094)    0.8997    (0.0904)**  1.1301    (0.3340)    1.1387     0.4928    (1.2533)
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
      Total from
        investment
        operations ..  $ 0.1566   $ 1.5378   $(0.7287)  $ 1.5918   $ 0.8066   $ 1.9518   $ 0.5133   $ 1.8532   $ 1.0289   $(0.9522)
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Less distributions -
  From net investment
    income ..........  $(0.3363)  $(0.4332)  $(0.6250)  $(0.8915)  $(0.8539)  $(0.7990)  $(0.7620)  $  --      $(0.5350)  $(0.3020)
  From net realized
    gain on
    investments .....     --         --       (1.8057)   (0.6802)   (0.1621)   (0.1240)   (0.1460)     --       (0.1510)      --
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
      Total
        distributions  $(0.3363)  $(0.4332)  $(2.4307)  $(1.5717)  $(1.0160)  $(0.9230)  $(0.9080)  $  --      $(0.6860)  $(0.3020)
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value - end
  of year ...........  $ 8.8822   $ 9.0619   $ 7.9573   $11.1167   $11.0966   $11.3060   $10.2772   $10.6719   $ 8.8187   $ 8.4758
                       ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
Total return(++) ....     1.91%     19.88%    (6.99)%     15.03%      8.18%     20.54%      5.92%     20.98%     12.23%    (9.85)%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses## ........     0.50%      0.50%      0.50%      0.50%      0.50%      0.50%      0.50%      0.50%      0.48%      0.50%
  Net investment
    income ..........     5.20%      5.16%      4.93%      5.48%      7.08%      7.63%      8.06%      7.88%      8.57%      8.62%
PORTFOLIO TURNOVER ..        2%        27%        12%        65%        16%         8%        24%        15%        39%        31%
NET ASSETS, END OF
  YEAR (000 OMITTED)   $  4,337   $  4,616   $  3,280   $  3,547   $  3,713   $  4,525   $  4,381   $  4,584   $  3,050   $  1,436

----------
  ** The per share amount is not in accord with the net realized and unrealized gain for the period because of the timing of sales of Trust shares and the amount of per share realized and unrealized gains and losses at such time.
(++) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
     Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York. Inclusion of these charges would reduce the total return figures for all periods shown.
   # Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, expenses should be calculated without reduction for fees paid indirectly, however, the investment adviser has voluntarily agreed to maintain the net expenses of the Zero Coupon Series 2000 Portfolio at not more than 0.50% of average daily net assets.
 (S) The investment adviser assumed a portion of other expenses for the Zero Coupon Series 2000 Portfolio for the period indicated. If the assumption had not been in place, the net investment income per share and the ratios would have been:

                         ZERO
                        COUPON
                        SERIES
                        2000
                      PORTFOLIO
                      ---------
                         YEAR
                        ENDED
                       DECEMBER
                       31, 1996
                      ---------
Net investment income  $ 0.2045
RATIOS (TO AVERAGE NET
  ASSETS):
  Expenses## ..........   0.62%
  Net investment income   5.08%

                                                  FINANCIAL HIGHLIGHTS -- CONTINUED

                                                         MFS/FOREIGN
                                                         & COLONIAL                   MFS/FOREIGN
                                                          EMERGING                    & COLONIAL
                                                           MARKETS                   INTERNATIONAL
                                                        EQUITY SERIES                GROWTH SERIES
                                                       -------------                -------------
                                                        PERIOD ENDED                 PERIOD ENDED
                                                        DECEMBER 31,                 DECEMBER 31,
                                                           1996***                      1996**
                                                       -------------                -------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR):
Net asset value - beginning of year ..............        $10.0000****                 $10.0000****
                                                          --------                     --------
Income from investment operations# -
  Net investment income(S) .......................        $ 0.0706                     $ 0.0748
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          (0.0693)                     (0.2535)
                                                          --------                     --------
Total from investment operations .................        $ 0.0013                     $(0.1787)
                                                          --------                     --------
Net asset value - end of year ....................        $10.0013                     $ 9.8213
                                                          ========                     ========
Total return(+) ..................................           0.00%++                    (1.70)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses## .....................................           1.50%*                       1.50%*
  Net investment income ..........................           0.77%*                       1.47%*
PORTFOLIO TURNOVER ...............................              4%                           3%
Average commission rate ..........................        $ 0.0011                     $ 0.0252
NET ASSETS, END OF YEAR (000 OMITTED) ............        $  3,271                     $  5,525

----------
   * Annualized.
  ** From June 3, 1996 (commencement of investment operations) to December 31, 1996.
 *** From June 5, 1996 (commencement of investment operations) to December 31, 1996.
**** Net asset value on date of commencement of operations.
  ++ Not annualized.
   # Per share data is based on average shares outstanding.
  ## Expenses are calculated without reduction for fees paid indirectly.
(+)  The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion
     of these charges would reduce the total return figures for all periods shown.
(S)  The investment adviser voluntarily agreed to maintain the expenses of the MFS/Foreign &
     Colonial Emerging Markets Equity Series and MFS/Foreign & Colonial International Growth
     Series at not more than 1.50% of average daily net assets. In addition, the investment adviser voluntarily waived all or a portion of its advisory fee for the periods indicated.
     To the extent actual expenses were over these limitations, the net investment income (loss)
     per share and the ratios would have been:


                                                         MFS/FOREIGN
                                                         & COLONIAL                   MFS/FOREIGN
                                                          EMERGING                    & COLONIAL
                                                           MARKETS                   INTERNATIONAL
                                                        EQUITY SERIES                GROWTH SERIES
                                                       -------------                -------------
                                                        PERIOD ENDED                 PERIOD ENDED
                                                        DECEMBER 31,                 DECEMBER 31,
                                                           1996***                      1996**
                                                       -------------                -------------
   Net investment income (loss) ..................        $0.0975)                     $0.0265
   RATIOS (TO AVERAGE NET ASSETS):
     Expenses## ..................................           3.38%*                       2.50%*
     Net investment income (loss) ................         (1.12)%*                       0.46%*


                      FINANCIAL HIGHLIGHTS -- CONTINUED
                                                                                     VALUE SERIES
                                                                                    -------------
                                                                                    PERIOD ENDED
                                                                                     DECEMBER 31,
                                                                                       1996***
                                                                                    -------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR):
Net asset value - beginning of year ...........................................        $10.0000****
                                                                                       --------
Income from investment operations# -
  Net investment income(S) ....................................................        $ 0.0916
  Net realized and unrealized gain on investments and foreign
    currency transactions .....................................................          0.9139
                                                                                       --------
      Total from investment operations ........................................        $ 1.0055
                                                                                       --------
Less distributions -
  From net investment income ..................................................        $  --
  From net realized gain on investments and foreign currency
    transactions ..............................................................           --
                                                                                       --------
      Total distributions .....................................................        $  --
                                                                                       --------
Net asset value - end of year .................................................        $11.0055
                                                                                       ========
Total return(+) ...............................................................          10.10%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses## ..................................................................           0.60%+
  Net investment income .......................................................           1.75%+
PORTFOLIO TURNOVER ............................................................             52%
Average commission rate### ....................................................        $ 0.0228
NET ASSETS, END OF YEAR (000 OMITTED) ..........................................       $ 16,700


----------
 *** From June 3, 1996 (commencement of investment operations) to December 31, 1996.
**** Net asset value on date of commencement of operations.
   + Annualized.
  ++ Not annualized.
   # Per share data is based on average shares outstanding.
  ## Expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for Series with fiscal years beginning on or after
     September 1, 1995.
 (+) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion
     of these charges would reduce the total return figures for all periods shown.
 (S) The investment adviser voluntarily waived all of its advisory fee for the Value Series for the period indicated. In addition, the investment adviser voluntarily agreed to maintain the expenses of the Value Series at not more than 1.00% of average daily net assets. If the waiver had not been in place and to the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

                                                                                     VALUE SERIES
                                                                                    -------------
                                                                                    PERIOD ENDED
                                                                                     DECEMBER 31,
                                                                                       1996***
                                                                                    -------------
   Net investment income ......................................................        $ 0.0537
   RATIOS (TO AVERAGE NET ASSETS):
     Expenses## ...............................................................           1.35%+
     Net investment income ....................................................           1.02%+

                                         FINANCIAL HIGHLIGHTS -- CONTINUED
                                                                                        MFS/FOREIGN COLONIAL
                                                                                      INTERNATIONAL GROWTH AND
                                          EMERGING GROWTH SERIES                           INCOME SERIES
                                     ---------------------------------            --------------------------------
                                     YEAR ENDED           PERIOD ENDED            YEAR ENDED          PERIOD ENDED
                                     DECEMBER 31,          DECEMBER 31,           DECEMBER 31,         DECEMBER 31,
                                         1996                 1995**                  1996                1995***
                                     ------------         ------------            -----------         -------------
PER SHARE DATA (FOR A SHARE
  OUTSTANDING THROUGHOUT EACH YEAR):
Net asset value - beginning of
  year .......................         $12.6867              $10.0000(+)            $10.1282             $10.0000(+)
                                       --------              --------               --------             --------
Income from investment operations#--
    Net investment income(S) .         $ 0.0175              $ 0.0788               $ 0.2326             $ 0.0295
    Net realized and
      unrealized gain (loss)
      on investments and
      foreign currency
      transactions ...........           2.1506                2.6079                 0.2639               0.0987
                                       --------              --------               --------             --------
      Total from investment
        operations ...........         $ 2.1681              $ 2.6867               $ 0.4965             $ 0.1282
                                       --------              --------               --------             --------
Less distributions from net
  investment income ..........         $(0.0243)             $  --                  $  --                $  --
Realized gain on investments
  and foreign currency
  transactions ...............            --                    --                     --                   --
                                       --------              --------               --------             --------
Distributions ................         $(0.0243)             $  --                  $  --                $  --
                                       --------              --------               --------             --------
Net asset value - end of year          $14.8305              $12.6867               $10.6247             $10.1282
                                       ========              ========               ========             ========
Total return(++) .............           17.15%                26.80%++                4.84%                1.30%++
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL
  DATA(S):
  Expenses## .................            0.70%                 0.24%*                 0.97%                1.50%*
  Net investment income ......            0.12%                 1.13%*                 2.21%                1.64%*
PORTFOLIO TURNOVER ...........              88%                   28%                    51%                --
Average commission rate### ...         $ 0.0346                 --                  $ 0.0173                --
NET ASSETS, END OF YEAR (000
  OMITTED) ...................         $250,826               $67,255                $35,710               $7,179

----------
   * Annualized.
  ** From May 1, 1995 (commencement of investment operations) to December 31, 1995.
 *** From October 2, 1995 (commencement of operations) to December 31, 1995.
   + Not annualized.
 (+) Net asset value on date of commencement of operations.
(++) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New
     York. Inclusion of these charges would reduce the total return figures for all periods shown.
   # Per share data is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
 ### Average Commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.
(S)  For the periods shown below the investment adviser voluntarily waived all or a portion of its advisory fee for the Emerging Growth Series and the MFS/Foreign & Colonial International Growth and Income Series. If the
     waiver had not been in place, the net investment income (loss) per share and ratios would have been:

                                                                                        MFS/FOREIGN COLONIAL
                                                                                      INTERNATIONAL GROWTH AND
                                          EMERGING GROWTH SERIES                           INCOME SERIES
                                     ---------------------------------            --------------------------------
                                     YEAR ENDED           PERIOD ENDED            YEAR ENDED          PERIOD ENDED
                                     DECEMBER 31,          DECEMBER 31,           DECEMBER 31,         DECEMBER 31,
                                         1996                 1995**                  1996                1995***
                                     ------------         ------------            -----------         -------------
Net investment income (loss) .      $  (0.0406)             $  0.0265              $  0.2101            $  0.0119
RATIOS (TO AVERAGE NET ASSETS):
    Expenses## ...............            0.84%                 1.00%*                 1.16%                2.48%*
    Net investment income
      (loss) .................          (0.02)%                 0.38%*                 2.02%                0.66%*


                      FINANCIAL HIGHLIGHTS -- CONTINUED


                                             RESEARCH SERIES                                   UTILITIES SERIES
                                ----------------------------------------    -----------------------------------------------------
                                 YEAR ENDED    YEAR ENDED   PERIOD ENDED     YEAR ENDED   YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                 DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    DECEMBER 31, DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                    1996          1995         1994**           1996         1995          1994          1993+
                                 -----------   -----------  ------------     ------------ ------------  ------------  -------------
PER SHARE DATA (FOR A SHARE
  OUTSTANDING THROUGHOUT EACH YEAR):
Net asset value - beginning of
  year .......................     $13.5777      $ 9.8761      $10.0000(+)     $12.2598     $ 9.5209      $10.0164      $10.0000(+)
                                   --------      --------      --------        --------     --------      --------      --------
Income from investment operations#--
    Net investment income(S) .     $ 0.0797      $ 0.1401      $ 0.0131        $ 0.5322     $ 0.4918      $ 0.2899      $ 0.0128
    Net realized and
     unrealized gain (loss) on
     investments and foreign
     currency transactions ...       3.1330        3.5651       (0.1370)         1.8548       2.5197       (0.7817)       0.0036
                                   --------      --------      --------        --------     --------      --------      --------
      Total from investment
        operations ...........     $ 3.2127      $ 3.7052      $(0.1239)       $ 2.3870     $ 3.0115      $(0.4918)     $ 0.0164
                                   --------      --------      --------        --------     --------      --------      --------
Less distributions:
  From net investment income .     $(0.0328)     $(0.0036)     $   --          $(0.3160)    $(0.2726)     $(0.0037)     $   --
  From net realized gain on
    investments and foreign
    currency transactions ....      (0.1841)         --            --           (0.3434)        --            --            --
                                   --------      --------      --------        --------     --------      --------      --------
Total distributions ..........     $(0.2169)     $(0.0036)     $   --          $(0.6594)    $(0.2726)     $(0.0037)     $   --
                                   --------      --------      --------        --------     --------      --------      --------
Net asset value - end of year      $16.5735      $13.5777      $ 9.8761        $13.9874     $12.2598      $ 9.5209      $10.0164
                                   ========      ========      ========        ========     ========      ========      ========
Total return(++) .............       23.76%        37.50%       (1.20)%++        20.37%       32.36%       (4.96)%         1.59%*
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL
  DATA(S):
  Expenses## .................        0.84%         0.58%         1.50%*          0.88%        0.44%         0.39%         1.50%*
  Net investment income ......        0.52%         1.16%         1.80%*          4.23%        4.62%         4.59%         2/59%*
PORTFOLIO TURNOVER ...........          70%           81%            3%            131%         119%          103%          --
Average commission rate### ...     $ 0.0280          --            --          $ 0.0435         --            --            --
NET ASSETS, END OF YEAR (000
  OMITTED) ...................     $325,389      $ 71,828      $  3,869         $70,680      $43,134       $21,448        $2,798

----------
   * Annualized.
  ** From November 7, 1994 (commencement of investment operations) to December 31, 1994.
   + From May 1, 1995 (commencement of investment operations) to December 31, 1995.
  ++ Not annualized.
 (+) Net asset value on date of commencement of operations.
(++) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
     Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York. Inclusion of these charges would reduce the total return figures for all periods shown.
   # Per share data is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
 ### Average Commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.
 (S) For the periods shown below the investment adviser voluntarily waived all or a portion of its advisory fee for the Research
     Series and the Utilities Series. If the waiver had not been in place, the net investment income (loss) per share and ratios would have been :

                                                    RESEARCH SERIES                                UTILITIES SERIES
                                              --------------------------                ----------------------------------------
                                               YEAR ENDED   PERIOD ENDED                  YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                              DECEMBER 31,  DECEMBER 31,                  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                                 1995         1994**                         1995          1994          1993+
                                               -----------  ------------                  ------------  ------------  -------------
Net investment income (loss) .                   $ 0.0954      $(0.0145)                    $ 0.4375      $ 0.2412      $(0.0407)
Ratios (to average net assets):
    Expenses## ...............                      0.95%         3.49%*                       0.95%         1.14%         9.71%*
    Net investment income
      (loss) .................                      0.79%       (0.19)%*                       4.12%         3.84%       (5.63)%*


                                   FINANCIAL HIGHLIGHTS -- CONTINUED
                                                                           WORLD ASSET
                                                                        ALLOCATION SERIES
                                                     -----------------------------------------------------
                                                       YEAR ENDED           YEAR ENDED         PERIOD ENDED
                                                      DECEMBER 31,         DECEMBER 31,        DECEMBER 31,
                                                          1996                 1995               1994**
                                                      -----------          -----------         -----------
PER SHARE DATA (FOR A SHARE OUTSTANDING
  THROUGHOUT EACH YEAR):
Net asset value - beginning of year ............      $12.2250             $10.0579             $10.0000(+)
                                                      --------             --------             --------
Income from investment operations#--
    Net investment income(S) ...................      $ 0.3731             $ 0.4205             $ 0.0220
    Net realized and unrealized gain on
      investments and foreign currency
      transactions .............................        1.5563               1.7540               0.0359
                                                      --------             --------             --------
      Total from investment operations .........      $ 1.9294             $ 2.1745             $ 0.0579
                                                      --------             --------             --------
Less distributions from net investment income ..      $(0.1300)            $(0.0074)            $  --
Realized gain on investments and foreign
  currency transactions ........................       (0.2450)               --                   --
                                                      --------             --------             --------
Distributions ..................................      $(0.3750)            $(0.0074)            $  --
                                                      --------             --------             --------
Net asset value - end of year ..................      $13.7794             $12.2250             $10.0579
                                                      ========             ========             ========
Total return(++) ...............................        16.04%               21.56%                0.60%+
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA(S):
  Expenses## ...................................         0.94%                0.67%                1.50%*
  Net investment income ........................         2.84%                3.70%                3.13%*
PORTFOLIO TURNOVER .............................          154%                 146%                   2%
Average commission rate### .....................      $ 0.0233                --                   --
NET ASSETS, END OF YEAR (000 OMITTED) ..........       $77,016              $25,863               $3,003
----------
   * Annualized.
  ** From November 7, 1994 (commencement of investment operations) to December 31, 1994.
   + Not annualized.
 (+) Net asset value on date of commencement of operations.
(++) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and
     Annuity Company of New York. Inclusion of these charges would reduce the total return figures for all periods shown.
   # Per share data is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
 ### Average Commission rate is calculated for Series with fiscal years beginning on or after September
     1, 1995.
 (S) For the periods shown below the investment adviser voluntarily waived all or a portion of its advisory fee for the World Asset Allocation Series. If the waiver had not been in place, the net investment income (loss) per share and ratios would have been:

                                                                            WORLD ASSET
                                                                         ALLOCATION SERIES
                                                             --------------------------------------
                                                                YEAR ENDED             PERIOD ENDED
                                                               DECEMBER 31,            DECEMBER 31,
                                                                   1995                   1994**
                                                              --------------          -------------
Net investment income (loss) ............................      $  0.3716               $  0.0041
RATIOS (TO AVERAGE NET ASSETS):
    Expenses## ..........................................          1.11%                   4.05%*
    Net investment income (loss) ........................          3.27%                   0.58%*

                                                 FINANCIAL HIGHLIGHTS -- CONTINUED

                                                  WORLD GROWTH SERIES                            WORLD TOTAL RETURN SERIES
                                 -----------------------------------------------------    ----------------------------------------
                                 YEAR ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED   YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                 DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                    1996          1995          1994          1993+          1996          1995         1994**
                                 -----------   -----------   -----------   -----------    -----------   -----------   -----------
PER SHARE DATA (FOR A SHARE
  OUTSTANDING THROUGHOUT EACH YEAR):
Net asset value - beginning of
  year .........................   $12.3464      $10.9425      $10.6366      $10.0000)(+)   $11.8346      $10.0405      $10.0000(+)
                                   --------      --------      --------      --------       --------      --------      --------
Income from investment operations#--
    Net investment income(S) ...   $ 0.0232      $ 0.0689      $ 0.1506      $ 0.0088       $ 0.4131      $ 0.4437      $ 0.0247
    Net realized and unrealized
     gain on investments and
     foreign currency
     transactions ..............     1.5878        1.6388        0.1590        0.6278         1.2480        1.3564        0.0158
                                   --------      --------      --------      --------       --------      --------      --------
      Total from investment
        operations .............   $ 1.6110      $ 1.7077      $ 0.3096      $ 0.6366       $ 1.6611      $ 1.8001      $ 0.0405
                                   --------      --------      --------      --------       --------      --------      --------
Less distributions:
  From net investment income ...   $(0.0886)     $(0.1361)     $(0.0037)     $   --         $(0.2300)     $(0.0060)     $   --
  From net realized gain on
    investments and foreign
    currency transactions ......    (0.8350)      (0.1677)         --            --             --            --            --
                                   --------      --------      --------      --------       --------      --------      --------
Total distributions ............   $(0.9236)     $(0.3038)     $(0.0037)     $   --         $(0.2300)     $(0.0060)     $   --
                                   --------      --------      --------      --------       --------      --------      --------
Net asset value - end of year ..   $13.0338      $13.3464      $10.9425      $10.6366       $13.2657      $11.8346      $10.0405
                                   ========      ========      ========      ========       ========      ========      ========
Total return++ .................     13.02%        16.06%         2.86%        50.78%         14.33%        17.89%         0.40%++
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA(S):
  Expenses## ...................      1.04%         1.07%         0.47%         1.02%          0.96%         0.77%         1.50%*
  Net investment income ........      0.18%         0.60%         2.20%         1.23%          3.33%         4.01%         3.31%*
PORTFOLIO TURNOVER .............        81%          162%          231%            2%           148%          146%            1%
Average commission rate### .....   $ 0.0142          --            --            --         $ 0.0229          --            --
NET ASSETS, END OF YEAR (000
  OMITTED) .....................   $203,106      $146,388      $100,045       $18,879        $37,638       $13,786        $1,384

----------
   * Annualized.
  ** From November 7, 1994 (date of commencement of investment operations) to December 31, 1994.
   + From November 16, 1993 (date of commencement of investment operations) to December 31, 1993.
  ++ Not annualized.
 (+) Net asset value on date of commencement of operations.
(++) The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun
     Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York. Inclusion of these charges would reduce the total return figures for all periods shown.
   # Per share data is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
 ### Average Commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.
 (S) For the periods shown below the investment adviser voluntarily waived all or a portion of its advisory fee for the World
     Growth Series and the World Total Return Series. If the waiver had not been in place, the net investment income (loss) per share and ratios would have been:


                                              WORLD GROWTH SERIES                       WORLD TOTAL RETURN SERIES
                                  -------------------------------------        ------------------------------------
                                     YEAR ENDED           PERIOD ENDED            YEAR ENDED           PERIOD ENDED
                                    DECEMBER 31,          DECEMBER 31,           DECEMBER 31,          DECEMBER 31,
                                       1994                  1993+                  1995                 1994**
                                  ---------------       ---------------        ---------------       ---------------
Net asset income (loss) ....         $ 0.0989              $ 0.0022               $ 0.3972              $(0.0405)
RATIOS (TO AVERAGE NET ASSETS):
    Expenses## .............            1.20%                 1.92%*                 1.19%                 6.93%*
    Net investment income
      (loss) ...............            1.47%                 0.33%*                 3.59%               (2.12)%*

3.  INVESTMENT OBJECTIVES AND POLICIES
The investment objectives and policies of all series of the Series Fund are discussed below. Any investment involves risk and there can be no assurance that the investment objectives of any series will be achieved. Shareholder approval is not required to change the investment objectives of any series or the manner in which each series seeks to achieve its objectives.


More than one series may invest in the same instruments and employ the same investment techniques. For convenient reference and to avoid duplication, descriptions of most of the instruments and techniques are centralized and arranged in alphabetical order in Appendix A ("Description of Instruments") and Appendix B ("Investment Techniques") to this Prospectus. A description of ratings by Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") and Moody's Investors Service, Inc. ("Moody's") used to evaluate commercial paper, bonds and debt is provided in Appendix C. More information concerning instruments and investment techniques can be found in the Appendix to the SAI (the "SAI Appendix"). THESE APPENDICES PROVIDE IMPORTANT INFORMATION CONCERNING THE RISKS INVOLVED IN INVESTING IN A PARTICULAR SERIES. WE URGE YOU TO REVIEW THEM BEFORE MAKING YOUR INVESTMENT DECISION.

(1) BOND SERIES
The Bond Series will primarily seek to provide as high a level of current income as is believed to be consistent with prudent investment risk; its secondary objective is to seek to protect shareholder's capital.

The Bond Series seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in:

    (1) convertible and non-convertible debt securities and preferred stocks;

    (2) debt securities issued or guaranteed by the United States ("U.S.") Government or its agencies, authorities or instrumentalities ("U.S. Government Securities");

    (3) commercial paper, repurchase agreements and cash or cash equivalents (such as certificates of deposit and bankers' acceptances).

U.S. Government Securities also include interest in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

Not more than 20% of the Bond Series' net assets will be invested in convertible and non-convertible securities rated below the four highest grades of Standard & Poors Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") (AAA, AA, A or
BBB) or Moody's Investors Service, Inc. (Aaa, Aa or Baa) and comparable unrated securities. For a description of these ratings see Appendix C to this Prospectus. For a discussion of the risks of investing in these securities see "Additional Risk Factors -- Lower Rated Fixed Income Securities" under "High Yield Series" below.

Although the Bond Series may purchase Canadian and other foreign securities including emerging market securities and Brady Bonds, under normal market conditions, it may not invest more than 10% of its assets in non-dollar denominated non-Canadian foreign securities. In addition, the Bond Series may enter into forward foreign currency exchange contracts ("Forward Contracts") for hedging purposes.

Consistent with its investment objectives and policies as described above, the Bond Series may also invest in (1) corporate asset-backed securities; (2) mortgage pass-through securities; (3) stripped mortgage-backed securities; (4) fixed income securities which include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"); (5) collateralized mortgage obligations ("CMOs") and multi-class pass through securities; (6) mortgage "dollar roll" transactions; (7) repurchase agreements in order to earn income on available cash or as a temporary defensive measure;
(8) "when issued" securities; (9) indexed securities and; (10) restricted securities, subject to the Series' 15% limitation on investments in illiquid investments.

The Bond Series may not directly purchase common stocks. However, the Bond Series may retain up to 10% of its total assets in common stocks which were acquired either by conversion of fixed income securities or by the exercise of warrants attached thereto.

The Bond Series intends to write (sell) "covered" put and call options and purchase put and call options on domestic and foreign fixed income securities as well as on foreign currencies. In addition, the Series may purchase and sell futures contracts on foreign and domestic fixed income securities or indices of such securities, including municipal bond indices and any other indices of foreign or domestic fixed income securities which may become available for trading. The Bond Series may also purchase and write options on such futures contracts. The Bond series may seek to increase its income by lending Portfolio Securities and may engage in swaps and related transactions.

See Appendix A for a discussion of foreign securities, emerging market securities and other instruments set forth above and the risks involved in these investments. Options, futures contracts, options on futures contracts, forward contracts and other investment techniques and their attendant risks are discussed in Appendix B. Please refer to the SAI Appendix for further discussion of these techniques.

(2) CAPITAL APPRECIATION SERIES
The Capital Appreciation Series will seek to maximize capital appreciation by investing in securities of all types with a major emphasis on common stocks. The Capital Appreciation Series seeks to achieve this objective by maintaining a flexible approach toward the type of securities and the relative attractiveness of the various securities markets. Securities are selected based upon their potential for capital appreciation. Income is not a significant factor in portfolio selection.


While the Capital Appreciation Series usually will invest primarily in common stocks, the series will also seek capital appreciation in other types of securities, including fixed-income securities, convertible bonds, preferred stocks and warrants when they appear attractive for capital appreciation. The Capital Appreciation Series may hold part or all of its assets in cash or short-term obligations or other forms of debt securities for temporary defensive purposes or as a reserve for future purchases. The Capital Appreciation Series may enter into futures contracts and options on futures contracts for hedging purposes, and may write covered call and put options and purchase call and put options on securities and stock indexes in an effort to increase current income and for hedging purposes.

The Capital Appreciation Series may invest up to 50% of its total assets in foreign securities, which may include emerging market securities, may invest in American Depositary Receipts ("ADRs") and may enter into forward foreign currency exchange contracts ("forward contracts") for the purchase or sale of foreign currency for hedging purposes. The series may invest in restricted securities, subject to the limitation on investing more than 10% of its net assets in securities that are not readily marketable.

The Capital Appreciation Series is focused on growth companies and may be subject to fluctuations in the value of its shares during periods of stock market volatility. The series involves the assumption of a higher degree of risk as compared to a conservative equity fund. While it is not the series' policy generally to invest or trade for short-term profits, portfolio securities may be disposed of without regard to the length of time held whenever the Adviser is of the opinion that a security no longer has an appropriate appreciation potential or has reached its anticipated level of performance, or when another security appears to offer relatively greater appreciation potential or a relatively greater anticipated level of performance. The rate of portfolio turnover is not a limiting factor when changes are appropriate. Higher levels of portfolio activity result in higher brokerage commissions.

See Appendix A for a discussion of restricted securities, foreign securities and emerging market securities and the risks involved in these investments. Options, futures contracts, options on futures contracts and forward contracts and their attendant risks are discussed in Appendix B. Please refer to the SAI Appendix for further discussion of these techniques.


(3) CONSERVATIVE GROWTH SERIES
The Conservative Growth Series will seek long-term growth of capital and future income, while providing more current dividend income than is normally obtainable from a portfolio of only growth stocks. The Conservative Growth Series seeks to achieve this objective by investing a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principle characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies. Most of the non-convertible long-term debt investments of the Conservative Growth Series, if any, will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P or Fitch). (See Appendix C.) The Conservative Growth Series may enter into repurchase agreements for U.S. Government Securities, may seek to increase its income by lending its portfolio securities, to the extent consistent with present regulatory policies, and may invest up to 35% (and generally expects to invest between 0% and 15%) of its total assets in foreign securities, which may include emerging market securities. From time to time, the Adviser will exercise its judgment with respect to the proportions invested in growth stocks, income-producing securities or cash and cash equivalents depending on its view of their relative attractiveness. The series may invest in restricted securities, subject to the limitation on investing more than 10% of its net assets in securities that are not readily marketable.


Since shares of the Conservative Growth Series represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their shares will vary as the aggregate value of the portfolio securities of the Conservative Growth Series increases or decreases. Moreover, any dividend the Conservative Growth Series pays will increase or decrease in relation to the income received from its investments. The Conservative Growth Series does not intend to trade in securities for short-term profits. However, the Conservative Growth Series will trade whenever it believes that changes are appropriate.

See Appendix A for a discussion of restricted securities, repurchase agreements, foreign securities and emerging market securities, and the risks involved in these investments. Securities lending transactions and the attendant risks are discussed in Appendix B.


(4) EMERGING GROWTH SERIES
The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the series' investment objective of long-term growth of capital.


The series' policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises ("emerging growth companies"). These companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, technologies, management and market and other opportunities which are usually necessary to become more widely recognized as growth companies. Emerging growth companies can be of any size, and may include larger and more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. Investments in emerging growth companies may include, to a limited extent, restricted securities of companies which are believed to have significant growth potential. These securities may be considered speculative and may not be readily marketable.

While the Emerging Growth Series will invest primarily in common stocks, the series may, to a limited extent, seek appreciation in other types of securities such as fixed income securities, convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The series may invest in fixed income securities rate BBB by S&P or Fitch or Baa by Moody's and may invest up to 25% of its net assets in lower rated fixed income securities or comparable unrated securities (commonly known as "junk bonds"). (See Appendix C; see also "Additional Risk Factors Regarding Lower Rated Securities" under "High Yield Series" below.)

The series may invest up to 25% and generally expects to invest between 0% and 10% of its total assets in foreign securities, and may invest in ADRs. The series may also invest in corporate asset-backed securities, loan participations, repurchase agreements and restricted securities.

The Emerging Growth Series may hold part or all of its assets in cash or short-term obligations for temporary defensive purposes, as a reserve for future purchases, or to meet liquidity needs. During periods of unusual market conditions when the Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the series may be invested in cash or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with assets of $1 billion or more, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. For these purposes, U.S. Government securities also include interests in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

In order to achieve its investment objective, the Emerging Growth Series may employ the investment techniques described below: (1) lending portfolio securities; (2) purchasing securities on a "when-issued" or on a "forward delivery" basis; (3) writing (selling) covered put and call options on securities for the purpose of increasing its return and/or to protect the value of its portfolio, and purchasing put and call options on securities in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired (the series may also write combinations of put and call options on the security, know as "straddles," which transactions can generate additional income, but also present increased risks); (4) writing covered call and put options and purchasing call and put options on domestic and foreign stock indexes for the purpose of increasing its current income and/or for hedging purposes and to attempt to reduce the risk of missing a market or industry segment advance; (5) entering into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indexes of securities or currencies (including any index of U.S. or foreign securities) as such instruments become available for trading ("futures contracts"), for hedging purposes (to protect the series' current or intended investments from the effects of changes in interest or exchange rates or declines in a securities market) as well as for nonhedging purposes, to the extent permitted by law (which involves greater risks and could result in losses which are not offset by gains and other portfolio assets); (6) entering into forward foreign currency exchange contracts ("forward contracts") for hedging purposes as well as nonhedging purposes; and (7) purchasing and selling options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of securities to be acquired.

The portfolio of the series is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.

While it is not generally the series' policy to invest or trade for short-term profits, the series may dispose of a portfolio security whenever the Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential.

See Appendix A for a discussion of foreign securities, U.S. Government securities, corporate asset-backed securities, loan participations, repurchase agreements and restricted securities and the risks involved in these investments. The investment techniques set forth above and their attendant risks are discussed in Appendix B. Please refer to the SAI Appendix for further discussion of some of these instruments and techniques.

PROSPECTIVE PURCHASERS SHOULD REVIEW THIS SECTION CAREFULLY AND CONSIDER THE INVESTMENT RISKS INVOLVED BEFORE ALLOCATING PURCHASE PAYMENTS UNDER THE CONTRACTS TO THE EMERGING GROWTH SERIES.

ADDITIONAL RISK FACTORS RELATING TO EMERGING GROWTH COMPANIES
The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies, making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Similarly, many of the securities offering the capital appreciation sought in making these investments will involve a higher degree of risk than would established growth stocks. Shares of the series, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.


(5) EQUITY INCOME SERIES
Equity Income Series will primarily seek reasonable income by investing mainly in income-producing securities; its secondary objective is to seek capital appreciation.

Under normal market conditions, the Equity Income Series invests at least 65% of its total assets in income producing equity securities. The Equity Income Series seeks to achieve a gross yield that exceeds that of the S&P 500. The Equity Income Series may also invest up to 35% of its total assets in fixed income securities, including up to 20% of its net assets in fixed income securities rated BB or lower by S&P, Fitch, or Duff & Phelps or Ba or lower by Moody's, or if unrated, determined to be of equivalent quality by the Advisor (commonly referred to as "junk bonds"). For a description of these ratings, see Appendix C to this Prospectus. For a discussion of the risks of investing in these securities, see "Additional Risk Factors -- Lower Rated Bonds" under "High Yield Series" below.

Consistent with its investment objectives and policies described above, the Equity Income Series may also invest up to 35% (and generally expects to invest between 5% and 25%) of its net assets in foreign equity and fixed income securities, not traded on a U.S. exchange, which may include emerging market securities and Brady Bonds (not including American Depositary Receipts).

In order to achieve its investment objectives, the Equity Income Series may invest in the following securities and employ the following investment techniques: (1) lending portfolio securities; (2) entering into repurchase agreements; (3) purchasing "when issued" or "forward delivery" securities; (4) investing in U.S. government securities, cash (including foreign currency) and cash equivalents for temporary defensive purposes; (5) investing in securities of emerging growth companies as well as foreign growth securities; (6) entering into mortgage "dollar roll" transactions; (7) entering into swaps and related transactions; (8) investing in indexed securities; (9) collateralized mortgage obligations ("CMOs") and multiclass pass-through securities, mortgage pass-through securities as well as stripped mortgage-backed securities and corporate asset-backed securities; (10) investing in zero coupon bonds, deferred interest bonds and PIK bonds as well as investing a portion of its assets in loans and other direct indebtedness; (11) writing (selling) covered put and call options and purchasing put and call options on securities, securities indices and foreign currencies as well as "Yield Curve" options;
(12) purchasing and selling futures contracts ("Futures Contracts") on stock indices, foreign currencies or indices of foreign currencies and may purchase and write options on such Futures Contracts; and (13) entering into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract ("Forward Contracts").

See Appendix A for a discussion of foreign securities, emerging market securities and other instruments set forth above and the risks involved in these investments. Options, futures contracts, options on futures contracts, forward contracts and other investment techniques and their attendant risks are discussed in Appendix B. Please refer to the SAI Appendix for further discussion of these techniques.

(6) GOVERNMENT SECURITIES SERIES
The Government Securities Series will seek current income and preservation of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities") and obligations that are fully collateralized or otherwise fully backed by U.S. Government securities ("U.S. Government-related Securities"), including collateralized mortgage obligations ("CMOs") and government backed trust certificates ("GBTs"). The series may invest a significant portion of its assets in Government National Mortgage Association ("GNMA") certificates and other mortgage pass-through securities. The series may also engage in transactions involving options, futures contracts and options on futures contracts as a hedge against anticipated future changes in interest rates that otherwise might adversely affect the value of its portfolio of securities and may enter into mortgage "dollar roll" transactions. The Government Securities Series may also hold part or all of its assets in cash or in short-term U.S. Government debt securities and related repurchase agreements for temporary defensive purposes or as a buying reserve.


GBTs and certain CMOs and other U.S. Government-related Securities are issued by private entities, are not U.S. Government Securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral held by the private issuer. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security). The series intends to invest in privately issued CMOs only if they are rated at the time of purchase in the two highest ratings by nationally recognized rating agencies (see Appendix C).

Some U.S. Government Securities and U.S. Government-related Securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, yields available from these securities are generally lower than the yields available from corporate interest bearing securities. Like other interest bearing securities, however, the values of U.S. Government Securities and U.S. Government-related Securities change as interest rates fluctuate. Therefore, when interest rates decline the market value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise the market value of a portfolio invested at lower yields can be expected to decline. Therefore, the Government Securities Series will engage in portfolio trading to take advantage of market developments and yield disparities, e.g., shortening the average maturity of the portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal or lengthening the average maturity of the portfolio in anticipation of a decline in interest rates so as to maximize the appreciation of principal.

See Appendix A for a discussion of U.S. Government Securities, CMOs, GBTs, mortgage pass-through securities, repurchase agreements, and other instruments set forth above, and the risks involved in these investments. Options, futures contracts, options on futures contracts, and mortgage "dollar roll" transactions and their attendant risks are discussed in Appendix B. Please refer to the SAI Appendix for further discussion of these techniques.


(7) HIGH YIELD SERIES
The High Yield Series will seek high current income and capital appreciation by investing primarily in certain low-rated or unrated fixed-income securities (possibly with equity features) of U.S. and foreign issuers. These securities may be denominated in U.S. dollars or foreign currencies. Securities offering the high current income sought by the High Yield Series are ordinarily in the lower rated categories of recognized rating agencies (that is, rated BBB or lower by S&P or Fitch or Baa or lower by Moody's) or are unrated and may involve greater volatility of price and risk of principal and income than securities in the higher rated categories (see Appendix C). In particular, securities rated BBB by S&P or Fitch or Baa by Moody's (and comparable unrated securities) are considered to have speculative characteristics while securities rated lower than BBB by S&P or Fitch or Baa by Moody's (and comparable unrated securities) (commonly known as "junk bonds") are considered speculative. (See "Additional Risk Factors Regarding Lower Rated Securities" below and Appendix C for a further description of the risks associated with investing in these securities; see Appendix E for a chart indicating the composition of the High Yield Series' portfolio for the fiscal year ended December 31, 1996, with the debt securities separated into rating categories and comparable unrated securities.)


Fixed-income securities include preferred and preference stocks and all types of debt obligations of both domestic and foreign corporate and government issuers, such as bonds, debentures, notes, repurchase agreements, equipment lease contracts, loan participations, corporate asset-backed securities, commercial paper, and obligations issued or guaranteed by the U.S. Government, any foreign government or any of their respective political subdivisions, agencies or instrumentalities (including obligations secured by such instruments). The High Yield Series may also enter into mortgage "dollar roll" transactions.

Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as: conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participations based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit). Under normal market conditions, no more than 25% of the value of the High Yield Series' total assets will be invested in equity securities, including common stock, warrants and stock subscription rights, but excluding convertible debt securities.

The fixed-income securities in which the High Yield Series may invest also include zero coupon bonds, deferred interest bonds, bonds on which the interest is payable in kind ("PIK Bonds") and, to the extent permitted by its investment restrictions (see "Investment Restrictions" in the SAI) collateralized mortgage obligations, multi-class pass-through securities, stripped mortgage-backed securities, and interests in trusts or other entities representing interests in fixed-income securities or holding fixed income securities in amounts sufficient to cover all payments due from such entities. The High Yield Series may purchase securities on a "when-issued" basis. The series may also invest up to 50% (and generally expects to invest between 0% and 25%) of its total assets in foreign securities, which may include emerging market securities and Brady Bonds, and may invest in ADRs. The series may invest in restricted securities, subject to the limitation on investing more than 10% of its net assets in securities that are not readily marketable.

In seeking to achieve its objectives and lessen risks, the High Yield Series will engage in portfolio trading to take advantage of market developments and yield disparities and will utilize credit analysis of the issues in which it invests and evaluation of changes and trends in the world economies and international financial markets. The High Yield Series is aggressively managed and, thus, is subject to greater fluctuations in the value of its shares and involves the assumption of a higher degree of risk as compared to a conservative income fund.

See Appendix A for a discussion of foreign securities, emerging market securities, Brady Bonds, loan participations, restricted securities and other instruments set forth above, and the risks involved in these investments. "When-issued" securities transactions and mortgage "dollar roll" transactions and their attendant risks are discussed in Appendix B. Please refer to the SAI Appendix for a further discussion of some of these instruments and techniques.

PROSPECTIVE PURCHASERS SHOULD REVIEW THIS SECTION CAREFULLY AND CONSIDER THE INVESTMENT RISKS INVOLVED BEFORE ALLOCATING PURCHASE PAYMENTS UNDER THE CONTRACTS TO THE HIGH YIELD SERIES.

ADDITIONAL RISK FACTORS REGARDING LOWER RATED SECURITIES -- Investments in lower rated fixed income securities, while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and may involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities. In addition, since yields may vary over time, no specific level of income or yield differential can ever be assured.

Securities rated lower than Baa by Moody's or BBB by S&P or Fitch (or comparable unrated securities) (commonly known as "junk bonds") are considered speculative. These high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated securities are also affected by changes in interest rates, as described below). These fixed income securities will also be affected by the market's perception of their credit quality (especially during times of adverse publicity) and the outlook for economic growth. In the past, economic downturns or a rise in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Series' lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Series may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Series' yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. Change in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to a series but will be reflected in the net asset value of shares of the series. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, credit judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market.

Securities rated Baa by Moody's or BBB by S&P or Fitch (and comparable unrated securities), while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

While the Adviser may refer to ratings issued by established credit rating agencies, it is not the policy of the series to rely exclusively on ratings issued by these credit rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. The High Yield Series' achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than it would be in the case of a fund or series investing primarily in higher quality bonds.

The net asset value of shares of the series changes as the general levels of interest rates fluctuate; when interest rates decline, the value of a portfolio invested at higher yields can be expected to rise, and conversely when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.


(8) MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
The Massachusetts Investors Growth Stock Series will seek to provide long-term growth of capital and future income rather than current income. The Massachusetts Investors Growth Stock Series' name does not imply any assurance that an investor's capital will increase.

The Massachusetts Investors Growth Stock Series' policy is to invest substantially all of its assets in equity securities of companies believed to possess better than average prospects for long-term growth. Emphasis is placed on the selection of progressive, well-managed companies. The Series may also, for temporary defensive purposes, invest up to 10% of its assets in U.S. Government securities.

Since shares of the Massachusetts Investors Growth Stock Series represent an investment in securities with fluctuating market prices, shareholders should understand that the value of shares of the Massachusetts Investors Growth Stock Series will vary as the aggregate value of the Series' portfolio securities increases or decreases. Moreover, any dividends paid by the Fund will increase or decrease in relation to the income received by the Series from its investments.

Consistent with its investment objectives and policies as described above, the Massachusetts Investors Growth Stock Series may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure and may seek to increase its income by lending portfolio securities. In addition, in order to help ensure the availability of suitable securities for its portfolio, the Series may purchase securities on a "when issued" or "forward delivery" basis. The Massachusetts Investers Growth Stock Series may invest in restricted securities, subject to the series' 15% limitation of illiquid investments.

The Series may also write (sell) covered put and call options on securities and stock indices and purchase put and call options on securities and stock indices. For hedging and non-hedging purposes (in an effort to increase current income), the Series may also enter into "yield curve" options and purchase options on foreign currencies. In addition, the Series may enter into futures contracts and options on futures contracts. The Series may also enter into forward foreign currency exchange contracts ("Forward Contracts") for hedging purposes as well as non-hedging purposes.

Consistent with its investment objectives and policies as described above, the Series may invest up to 50% (and generally expects to invest between 0% and 30%) of its total assets in foreign securities, not traded on a U.S. exchange, including emerging market securities, but not including American Depository Receipts ("ADRs").

See Appendix A for a discussion of foreign securities, emerging market securities and other instruments set forth above and the risks involved in these investments. Options, futures contracts, options on futures contracts, forward contracts and other investment techniques and their attendant risks are discussed in Appendix B. Please refer to the SAI Appendix for further discussion of these techniques.

(9) THE MANAGED SECTORS SERIES
The Managed Sectors Series will seek capital appreciation by varying the weighting of its portfolio among thirteen industry sectors. Dividend income, if any, is incidental to the Managed Sectors Series' objective of capital appreciation.


The thirteen sectors from among which the Managed Sectors Series chooses its investments are: autos and housing; basic materials and consumer staples; defense and aerospace; energy; financial services; health care; industrial goods and services; leisure; retailing; technology; transportation; utilities; and foreign. (See Appendix D for a description of the scope of and potential risks associated with each of these industry sectors.) Certain sectors may overlap; for example, the defense and aerospace sector and the technology sector both include companies involved in the development of computer-related products. Therefore, securities of certain companies or industries may simultaneously be held in more than one industry sector.

In response to changes or anticipated changes in the general economy or within one or more particular industry sectors, the Managed Sectors Series may increase, decrease or eliminate entirely a particular sector's representation in its portfolio; similarly, it may acquire securities of a sector not then represented in its portfolio. A sector or stock of a particular company will be added to or eliminated from the portfolio based upon such factors as such sector's or company's economic cycle and sensitivity to interest rates. For example, as interest rates rise and the performance of interest-sensitive stocks declines, the Managed Sectors Series expects to remove such stocks from its portfolio. Any one sector may comprise up to 50% of the portfolio, as may cash held as a temporary defensive measure or to meet anticipated redemption requests. The Managed Sectors Series is "non-diversified" so that more than 5% of the series' assets may be invested in the securities of each of one or more issuers. As a result of such non-diversified status, the Managed Sectors Series may be more susceptible to adverse changes in the value of securities of a particular company than would be a diversified series. Similarly, due to the series' ability to concentrate in as few as two industry sectors, the Managed Sectors Series' assets may be more susceptible to any single economic, political or regulatory occurrence than would be those of an investment company without a policy of concentration in particular industry sectors.

While the Managed Sectors Series' policy is to invest primarily in common stocks, it may seek appreciation in other types of securities, such as non-convertible and convertible bonds, convertible preferred stocks, and in warrants to purchase common stock, when relative values make such investments appear attractive either as individual issues or as types of securities in certain economic environments. The non-convertible bonds invested in by the Managed Sectors Series will include (i) obligations issued or guaranteed by the U.S. Treasury or U.S. Government agencies or instrumentalities, and (ii) obligations of the U.S. Treasury that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons. The Managed Sectors Series may invest up to 20% of its total assets in foreign securities, which may include emerging market securities, may invest in ADRs and may enter into forward foreign currency exchange contracts ("forward contracts") for the purchase or sale of foreign currency for hedging purposes. The Managed Sectors Series may write covered put and call options and purchase put and call options on securities and stock indexes in an effort to increase current income and for hedging purposes. The Managed Sectors Series may also purchase and sell stock index futures contracts and may write and purchase options thereon for hedging purposes. The Managed Sectors Series may invest in restricted securities, subject to the limitation on investing more than 10% of its net assets in securities that are not readily marketable.

The Managed Sectors Series' portfolio is aggressively managed and the series assumes above average risk of loss. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are believed by its investment adviser to be appropriate.

See Appendix A for a discussion of foreign securities, emerging market securities and other instruments set forth above and the risks involved in these investments. Options, futures contracts, options on futures contracts and forward contracts and their attendant risks are discussed in Appendix B. Please refer to the SAI Appendix for further discussion of these techniques.

PROSPECTIVE PURCHASERS SHOULD REVIEW THIS SECTION CAREFULLY AND CONSIDER THE INVESTMENT RISKS INVOLVED BEFORE ALLOCATING PURCHASE PAYMENTS UNDER THE CONTRACTS TO THE MANAGED SECTORS SERIES.


(10), (11) AND (12) MFS/FOREIGN & COLONIAL SERIES
The following three series, collectively referred to as the "MFS/Foreign & Colonial Series," have separate investment objectives, but employ many of the same investment policies, instruments and techniques. Those investment policies, instruments and techniques that are common to all three of the MFS/ Foreign & Colonial Series are set forth below, following the separate statements of investment objectives and policies for each series.

(10) MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH SERIES ("INTERNATIONAL GROWTH SERIES")
The International Growth Series' investment objective is to seek capital appreciation. The series seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are outside the U.S. growing at rates expected to be well above the growth rate of the overall U.S. economy. The foreign growth securities in which the series may invest include securities of more established companies which represent opportunities for long-term growth. See "Investment Instruments and Techniques--Foreign Growth Securities" below. The selection of securities is made solely on the basis of potential for capital appreciation. Dividend and interest income from portfolio securities, if any, is incidental to the series' investment objective of capital appreciation.


The series may invest up to 25% of its net assets in securities of issuers whose principal activities are located in emerging market countries. See "Investment Instruments and Techniques--Emerging Market Securities" below.

While the series intends to invest primarily in equity securities, the series may also invest up to 35% of its net assets (and generally expects to invest not more than 20% of its net assets) in fixed income securities of government, government-related, supranational and corporate issuers whose principal activities are outside the U.S., including up to 10% of its net assets in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch and comparable unrated securities. See "Additional Risk Factors--Lower Rated Fixed Income Securities" below. The Adviser and Sub-Advisers consider a variety of factors in selecting fixed income securities to achieve capital appreciation, including the creditworthiness of issuers, interest rates and currency exchange rates.


(11) MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH AND INCOME SERIES ("INTERNATIONAL GROWTH AND INCOME SERIES")
The International Growth and Income Series' investment objective is to seek capital appreciation and current income. The series seeks to achieve its objective by investing primarily in equity and fixed income securities of issuers whose principal activities are outside the U.S.


The series will invest, under normal market conditions, at least 65% of its total assets (and generally expects to invest a substantial portion of its total assets) in a combination of the following:

    (a) equity securities of foreign "blue chip" companies and foreign growth companies. See "Investment Instruments and Techniques--Foreign Growth Securities" below. The series considers a security to be "blue chip" if the total equity market capitalization of the issuer is at least U.S. $1 billion; and

    (b) fixed income securities of government, government-related, supranational and corporate issuers whose principal activities are outside the U.S. The series may invest up to 50% (and generally expects to invest from 20% to 30%) of its net assets in fixed income securities, including up to 25% of its net assets in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch and comparable unrated securities. See "Additional Risk Factors--Lower Rated Fixed Income Securities" below.

The series may invest up to 10% of its net assets in securities of issuers whose principal activities are located in emerging market countries. See "Investment Instruments and Techniques--Emerging Market Securities" below.


(12) MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES ("EMERGING MARKETS EQUITY SERIES")
The Emerging Markets Equity Series' investment objective is to seek capital appreciation. The series seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of issuers whose principal activities are located in emerging market countries. The Adviser and the Sub-Advisers expect to take a global approach to portfolio management by weighting the series' investments towards countries in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. See "Investment Instruments and Techniques--Emerging Market Securities" below. The selection of securities is made solely on the basis of potential for capital appreciation. Dividend and interest income from portfolio securities, if any, is incidental to the series' investment objective of capital appreciation.


While the series intends to invest primarily in equity securities, the series may also invest not more than 35% of its net assets in fixed income securities of government, government-related, supranational and corporate issuers whose principal activities are outside the U.S., rated Ba or lower by Moody's or BB or lower by S&P or Fitch and comparable unrated securities. See "Additional Risk Factors--Lower Rated Fixed Income Securities" below. The Adviser and the Sub-Advisers consider a variety of factors in selecting fixed income securities to achieve capital appreciation, including the creditworthiness of issuers, interest rates and currency exchange rates.

POLICIES APPLICABLE TO THE MFS/FOREIGN & COLONIAL SERIES
The MFS/Foreign & Colonial Series do not intend to emphasize any particular country or region in making their investments, but under normal market conditions, each series will be invested in at least three countries (outside the U.S.) and will not invest more than 50% of its net assets in issuers whose principal activities are located in a single country. See "Additional Risk Factors--Investments in One or a Limited Number of Countries" below. Currently none of the series expect to invest more than 25% of its net assets in issuers whose principal activities are located in a single country, except that the International Growth Series and the International Growth and Income Series generally expect to invest between 15% to 45% of their assets in issuers whose principal activities are in Japan. Each series will seek to reduce risk by investing its assets in a number of markets and issuers, performing credit analyses of potential investments and monitoring current developments and trends in both the international economy and financial markets.

Each series may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

For temporary defensive reasons, such as during times of international political or economic uncertainty or turmoil, most or all of each series' investments may be in cash (U.S. dollars, foreign currencies or multinational currency units) and/or securities that are denominated in U.S. dollars or whose issuers are domiciled in the U.S. Each series is not restricted as to the portions of its assets which may be invested in securities denominated in a particular currency and up to 100% of each series' net assets may be invested in securities denominated in foreign currencies and multinational currency units.

The Adviser and the Sub-Advisers determine where an issuer's principal activities are located by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities are generally deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

INVESTMENT INSTRUMENTS AND TECHNIQUES
In order to achieve its investment objective, each of the MFS/Foreign & Colonial Series may employ the investment instruments and techniques described below.

FOREIGN GROWTH SECURITIES: Each series may invest in securities of foreign growth companies, including established foreign companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. See "Additional Risk Factors" below. It is anticipated that these companies will primarily be in nations with more developed securities markets, such as Japan, Australia, Canada, New Zealand and most Western European countries, including Great Britain.

EMERGING MARKET SECURITIES: Each series may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser or Sub-Advisers to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. See Appendix A -- "Emerging Market Securities" for a description of emerging market securities, and the risks involved in these investments. See also "Additional Risk Factors-- Emerging Markets" below.

FIXED INCOME SECURITIES: Fixed income securities in which each series may invest include all types of long- or short-term debt obligations, such as bonds, notes, bills, debentures, loans, loan assignments and commercial paper. Each series may invest in emerging market fixed income securities, which, in addition to the securities identified above, may take the form of interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market country issuers. Fixed income securities in which each series may invest include securities in the lower rating categories of recognized rating agencies and comparable unrated securities. See "Additional Risk Factors--Lower Rated Fixed Income Securities" below. The International Growth Series will not invest more than 10% of its net assets, the International Growth and Income Series will not invest more than 25% of its net assets and the Emerging Markets Equity Series will not invest 35% or more of its net assets in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch and comparable unrated securities. However, because most foreign fixed income securities are not rated, a series will invest in foreign fixed income securities primarily based on the Adviser's or the Sub-Advisers' credit analysis without relying on published ratings.

INVESTMENT IN OTHER INVESTMENT COMPANIES: Each series may invest in other investment companies to the extent permitted by the Investment Company Act of 1940 (the "1940 Act") and any applicable state securities laws (i) as a means by which the series may invest in securities of certain countries which do not otherwise permit investment, (ii) as a means to purchase thinly traded securities of emerging market companies, or (iii) when the Adviser or the Sub-Advisers believe such investments may be more advantageous to the series than a direct market purchase of securities. If a series invests in such investment companies, the series' shareholders will bear not only their proportionate share of the expenses of the series (including operating expenses and the fees of the Adviser) but also will indirectly bear similar expenses of the underlying investment companies.

PRIVATIZATIONS: The governments in some countries, including emerging market countries, have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). Each series may invest in privatizations. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

DEPOSITORY RECEIPTS: Each series may invest in ADRs, Global Depository Receipts ("GDRs") and other types of depository receipts. ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. See Appendix A--"American Depositary Receipts." GDRs and other types of depository receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of these series' policy of investing a certain percentage of their assets in foreign securities, the investments of a series in ADRs, GDRs and other types of depository receipts are deemed to be investments in the underlying securities.

BRADY BONDS: Each series may invest in Brady Bonds. Brady Bonds and their attendant risks are described in "Appendix A--Brady Bonds."

STRUCTURED SECURITIES: Each series may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which each series anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Each series is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

REPURCHASE AGREEMENTS: Each series may enter into repurchase agreements with both domestic and foreign securities dealers or institutions in order to earn additional income on available cash or as a temporary defensive measure. Repurchase agreements and their attendant risks are described in "Appendix A-- Repurchase Agreements." In addition, foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They may also involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

OTHER INSTRUMENTS: Each series may also invest in zero coupon bonds, deferred interest bonds and PIK bonds, indexed securities, restricted securities (subject to the limitation on investing more than 15% of a series' net assets in securities that are not readily marketable) and loans and other direct indebtedness (including loans to corporate, government or other borrowers). See Appendix A for a discussion of these instruments and their attendant risks.

INVESTMENT TECHNIQUES: In order to achieve their investment objectives, each of the MFS/Foreign & Colonial Series may employ the following investment techniques: (1) lending portfolio securities to entities deemed creditworthy by the Adviser or the Sub-Advisers, usually to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange; (2) purchasing securities on a "when issued" or a "forward delivery" basis; (3) writing (selling) covered put and call options on securities for the purpose of increasing its return and/or to protect the value of its portfolio, and purchasing put or call options on securities in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired (the series may also write combinations of put and call options on the same security, known as "straddles," which transactions can generate additional income, but also present increased risks); (4) entering into "yield curve" options for hedging and non-hedging purposes; (5) writing covered call and put options and purchasing call and put options on domestic and foreign stock indexes for the purpose of increasing its current income and/or for hedging purposes and to attempt to reduce the risk of missing a market or industry segment advance; (6) entering into contracts for the purchase or sale for future delivery of contracts based on indexes of securities as such instruments become available for trading or fixed income securities or foreign currencies ("futures contracts") for hedging purposes (to protect the series' current or intended investments from the effects of changes in interest or exchange rates or declines in a securities market, or for non-hedging proposes, to the extent permitted by law (which involves greater risks and could result in losses which are not offset by gains on other portfolio assets); (7) purchasing and writing options on futures contracts for the purpose of protecting against declines in the value of portfolio securities or against increases in the cost of securities to be acquired and also for non-hedging purposes, to the extent permitted by law;
(8) purchasing and writing options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired; (9) entering into forward foreign currency exchange contracts ("forward contracts") for hedging purposes as well as for the non-hedging purpose of increasing the series' current income; and (10) entering into interest rate swaps, currency swaps, and other types of available swap agreements which will tend to shift the series' investment exposure from one type of investment to another. See Appendix B and the SAI Appendix for a discussion of these investment techniques and their attendant risks.

PORTFOLIO TRADING
While it is not generally each series' policy to invest or trade for short-term profits, each series may dispose of a portfolio security whenever the Adviser or the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate.

PROSPECTIVE PURCHASERS SHOULD REVIEW THIS SECTION CAREFULLY AND CONSIDER THE INVESTMENT RISKS INVOLVED BEFORE ALLOCATING PURCHASE PAYMENTS UNDER THE CONTRACTS TO THE MFS/FOREIGN & COLONIAL SERIES.

ADDITIONAL RISK FACTORS
FOREIGN SECURITIES: Each series may invest up to 100% of its assets in foreign securities, including foreign securities that are not traded on a U.S. exchange. Transactions involving foreign equity or debt securities or foreign currencies, and transactions entered into in foreign countries, involve considerations and risks not typically associated with investing in U.S. markets. See "Appendix A--Foreign Securities".

EMERGING MARKETS: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Investment in emerging market countries could decrease the series' liquidity, as a result of settlement problems and other factors. Certain markets may require payment for securities before delivery, and in such markets the series bear the risk that the securities will not be delivered and that the series' payments will not be returned. See "Appendix A--Emerging Market Securities."

ALLOCATION AMONG EMERGING MARKETS: Each series may allocate all or a portion of its investment in emerging market securities among the emerging markets of Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. Each series will allocate its investments among these emerging markets in accordance with the Adviser's and the Sub-Advisers' determination as to the allocation most appropriate with respect to the series' investment objective and policies. Each series may invest its assets allocated for investment in emerging markets without limitation in any particular region, and, in accordance with the Adviser's and the Sub-Advisers' investment discretion, at times may invest all of its assets allocated for investment in emerging markets in securities of emerging market issuers located in a single region (e.g., Latin America). To the extent that a series' investments are concentrated in one or a few emerging market regions, the series' investment performance correspondingly will be more dependent upon the economic, political and social conditions and changes in those regions. The ability of a series to allocate its investments among emerging market regions without restriction may have the effect of increasing the volatility of the series, as compared to a series which limits such allocations.

INVESTMENTS IN ONE OR A LIMITED NUMBER OF COUNTRIES: Each series will seek to reduce risk by investing its assets in a number of markets and issuers. However, each series may invest up to 50% of its net assets in issuers located in a single country. To the extent that a series invests a significant portion of its assets in a single or limited number of countries, the series' investment performance correspondingly will be more dependent upon the economic, political and social conditions and changes in that country or countries, and the risks associated with investments in such country or countries will be particularly significant. The ability of a series to focus its investments in one or a limited number of countries may have the effect of increasing the volatility of that series.

EMERGING GROWTH COMPANIES: Each series may invest in securities of emerging growth companies, including established companies. Investing in emerging growth companies involves greater risk than is customarily associated with investing in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Similarly, many of the securities offering the capital appreciation sought by the series will involve a higher degree of risk than would established growth stocks.

FOREIGN CURRENCIES: Because each series may invest up to 100% of its assets in securities denominated in currencies other than the U.S. dollar, and because each series may hold foreign currencies, the value of a series' investments, and the value of dividends and interest earned by a series, may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the series. Although the Adviser and Sub-Advisers may attempt to manage currency exchange rate risks, there is no assurance that the Adviser and Sub-Advisers will do so at an appropriate time or that the Adviser and Sub-Advisers will be able to predict exchange rates accurately. For example, if the Adviser and Sub-Advisers hedge a series' exposure to a foreign currency, and that currency's value rises, the series will lose the opportunity to participate in the currency's appreciation. Each series may hold foreign currency received in connection with investments in foreign securities, and enter into forward contracts, futures contracts and options on foreign currencies when, in the judgment of the Adviser or Sub-Advisers, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates. While the holding of foreign currencies will permit a series to take advantage of favorable movements in the applicable exchange rate, it also exposes the series to risk of loss if such rates move in a direction adverse to the series' position. Such losses could also adversely affect the series' hedging strategies. See the SAI for further discussion of the holding of foreign currencies as well as the associated risks.

FIXED INCOME SECURITIES: To the extent a series invests in fixed income securities, the net asset value of the series may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. Each series is subject to no restrictions on the maturities of the fixed income securities it holds. A series' investments in fixed income securities with longer terms to maturity are subject to greater volatility than the series' shorter-term obligations.

LOWER RATED FIXED INCOME SECURITIES: Each series may invest in fixed income securities rated Baa by Moody's or BBB by S&P or Fitch (and comparable unrated securities). For a description of these and other rating categories, see Appendix C. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities. Each series may also invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch (and comparable unrated securities). No minimum rating standard is required by any series. These securities are considered speculative and, while generally providing greater yield than investments in higher rated securities, will involve greater risk of principal and income. See "Additional Risk Factors Regarding Lower Rated Securities" under "High Yield Series" above.

TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: See Appendix B-- "Risks of Transactions In Options, Futures Contracts and Forward Contracts" and the SAI Appendix.


(13) MONEY MARKET SERIES
The Money Market Series will seek maximum current income to the extent consistent with stability of principal by investing exclusively in the following types of U.S. dollar-denominated money market instruments which mature in less than 13 months:


    (a) Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities;

    (b) Certificates of deposit issued by domestic or foreign branches of any U.S. or Canadian-chartered bank which has total assets in excess of $1 billion ("Eurodollar CD's") and bankers' acceptances issued by domestic branches of any such bank (see Appendix A);

    (c) Commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's (see Appendix C);

    (d) Repurchase agreements for the purchase of obligations which are suitable for investment under paragraph (a) above (see Appendix A).

Under regulations currently in effect, the average maturity of the investments in the Money Market Series may not exceed 90 days.


(14) NEW DISCOVERY SERIES
The New Discovery Series will seek capital appreciation. The New Discovery Series seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in companies that the Adviser believes offer superior prospects for growth. Such securities may either be listed on securities exchanges or traded in the over-the-counter markets and may be U.S. or foreign companies. While companies in which the New Discovery Series invests may be of any size, such as companies in a relatively early stage of development that offer the potential for accelerated earnings or revenue growth (emerging growth companies), or larger or more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, or structural changes in the economy, the New Discovery Series will generally invest in companies with small market capitalizations relative to companies included in the Standard & Poor's 500 Stock Index. Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized as growth companies. The New Discovery Series seeks to maintain a portfolio weighted median capitalization of $2 billion or less.

In order to achieve its investment objective, the New Discovery Series may invest in the following securities and employ the following investment techniques: (1) lending portfolio securities; (2) entering into repurchase agreements; (3) purchasing "when issued" or "forward delivery" securities; (4) investing in U.S. Government securities, cash (including foreign currency) and cash equivalents for temporary defensive purposes; (5) investing in securities of emerging growth companies as well as foreign growth securities; (6) entering into swaps and related transactions; (7) investing in indexed securities; (8) writing (selling) covered put and call options and purchasing put and call options on securities, securities indices and foreign currencies;
(9) entering into "yield curve" options; (10) purchasing and selling futures contracts ("Futures Contracts") on stock indices, foreign currencies or indices of foreign currencies and may purchase and write options on such Futures Contracts; (11) entering into forward foreign currency exchange contracts ("Forward Contracts") for the purchase or sale of a fixed quantity of a foreign currency at a future date at a price set at the time of the contract ("Forward Contracts"); Purchasing restricted securities, subject to the series 15% limitation on investments in illiquid securities.

The New Discovery Series may also invest in fixed income securities offering an opportunity for capital appreciation, including up to 10% of its net assets in fixed income securities rated BB or lower by S&P, Fitch or Duff & Phelps or Ba or lower by Moody's, or if unrated, determined to be of equivalent quality by the Adviser (commonly referred to as "junk bonds"). For a description of these ratings, see Appendix C to this Prospectus. For a discussion of the risks of investing in these securities, see "Additional Risk Factors -- Lower Rated Bonds" under "High Yield Series" above.

The Fund may engage in short sales of securities if the Adviser anticipates that the price of a security will decline. (See Appendix B -- Short Sales).

Consistent with its investment objective and policies described above, the New Discovery Series may also invest up to, but not including, 20% of its net assets in foreign securities which are not traded on a U.S. exchange and which may include emerging markets securities (not including American Depository Receipts).

See Appendix A for a discussion of foreign securities, emerging market securities and other instruments set forth above and the risks involved in these investments. Options, futures contracts, options on futures contracts, forward contracts and other investment techniques and their attendant risks are discussed in Appendix B. Please refer to the SAI Appendix for further discussion of these techniques.

(15) RESEARCH GROWTH AND INCOME SERIES
The Research Growth and Income Series' investment objective is to provide long-term growth of capital, current income and growth of income.


The portfolio securities of the series are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The series' assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the series' investment objective within their assigned industry responsibility.

Under normal market conditions, the series invests at least 65% of its total assets in equity securities of companies with a market capitalization of at least $2 billion which, in the Adviser's judgment, offer earnings growth potential while paying current dividends. Equity securities include common stocks, preferred stocks and preference stocks, securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for these securities. Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value. The series may also invest up to 35% of its total assets in other equity securities which offer prospects for growth of capital and future income.

The Research Growth and Income Series may enter into repurchase agreements for U.S. Government Securities, lend portfolio securities, invest in restricted securities, purchase securities on a "when-issued" basis, purchase indexed securities and swaps, and purchase and sell options and futures contracts. The series may invest up to 20% (and generally expects to invest between 5% and 15%) of its net assets in foreign equity securities, which are not traded on a U.S. exchange, which may include emerging market securities, may invest in ADRs, and may enter into forward foreign currency exchange contracts ("forward contracts"). The Research Growth and Income Series may invest in restricted securities, subject to the limitation on investing more than 15% of its net assets in securities that are not readily marketable.

The Research Growth and Income Series does not intend to trade in securities for short-term profits. However, the Series will trade whenever it believes that changes are appropriate.

See Appendix A for a discussion of foreign securities, ADRs, emerging market securities, indexed securities, restricted securities and other instruments set forth above and the risks involved in these investments. Securities lending, options, futures and forward contracts, swaps and "when issued" securities and the attendant risks are discussed in Appendix B. Please refer to the SAI Appendix for further discussion of forward contracts.


(16) RESEARCH INTERNATIONAL SERIES
The Research International Series will seek capital appreciation.

The Research International Series seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are located outside the U.S. The equity securities in which the Research International Series may invest include securities of more established companies which represent opportunities for long-term growth (see "Appendix A -- Foreign Growth Securities"). The Research International Series may also invest up to 25% of its assets in securities of companies located, or primarily conducting their business, in emerging market countries ("emerging market securities"). The selection of securities is made solely on the basis of potential for capital appreciation. The Research International Series does not intend to emphasize any particular country and, under normal market conditions, will be invested in at least five countries. In addition, the Research International Series may hold foreign currency received in connection with investments in foreign securities or in anticipation of purchasing foreign securities.

In determining where a company's principal activities are located, the Adviser considers such factors as its country of organization, the principal trading market for its securities, the source of its revenues and the location of its assets. The company's principal activities are deemed to be located in a particular country if: (a) the company is organized under the laws of, and maintains a principal office in, that country; (b) the company has its principal securities trading market in that country; (c) the company derives 50% or more of its total revenues from goods sold or services performed in that country; or (d) the company has 50% or more of its assets in that country.

The portfolio securities of the Research International Series are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The Research International Series' assets are allocated among countries and industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Fund's investment objective within their assigned geographic and industry responsibility.

Consistent with its investment objective as described above, the Research International Series may invest in the following securities and employ the following investment techniques: (1) lending portfolio securities; (2) entering into repurchase agreements; (3) purchasing "when issued" or "forward delivery" securities; (4) investing in U.S. Government Securities, cash (including foreign currency) and cash equivalents for temporary defensive purposes; (5) investing in securities of emerging growth companies as well as foreign growth securities; (6) entering into swaps and related transactions;
(7) investing in indexed securities; (8) writing (selling) covered put and call options and purchasing put and call options on securities and securities indices; (9) entering into "yield curve" options; (10) purchasing and selling futures contracts ("Futures Contracts") on stock indices, foreign currencies or indices of foreign currencies and may purchase and write options on such Futures Contracts; and (11) entering into forward foreign currency exchange contracts ("Forward Contracts").

See Appendix A for a discussion of foreign securities, emerging market securities and other instruments set forth above and the risks involved in these investments. Options, futures contracts, options on futures contracts, forward contracts and other investment techniques and their attendant risks are discussed in Appendix B. Please refer to the SAI Appendix for further discussion of these techniques.

(17) RESEARCH SERIES
The Research Series will seek to provide long-term growth of capital and future income.


The portfolio securities of the series are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The series' assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the series' investment objective within their assigned industry responsibility.

The series' policy is to invest a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies. From time to time, the Research Series' management will exercise its judgment with respect to the proportions invested in growth stocks, income-producing securities or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness. The Research Series may hold part or all of its assets in cash or short-term obligations for temporary defensive purposes or as a reserve for future purchases.

The Research Series' debt investments, if any, may consist of "investment grade" securities (rated BBB or better by S&P or Fitch or Baa or better by Moody's), and, with respect to no more than 10% of its net assets, securities rated BB or lower by S&P or Fitch or Ba or lower by Moody's or securities which the Adviser believes to be of similar quality (commonly known as "junk bonds"). (See Appendix C; see also "Additional Risk Factors Regarding Lower Rated Securities" under "High Yield Series" above.) It is not the Research Series' policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. The Research Series' achievement of its investment objective may be more dependent on the Adviser's own credit analysis than in the case of a series or fund investing in primarily higher quality bonds.

The Research Series may enter into repurchase agreements for U.S. Government Securities, lend portfolio securities, and invest in restricted securities. The series may invest up to 20% of its total assets in foreign securities, which may include emerging market securities and Brady Bonds, may invest in ADRs, and may enter into forward foreign currency exchange contracts ("forward contracts") for hedging purposes. The Research Series may invest in restricted securities, subject to the limitation on investing more than 15% of its net assets in securities that are not readily marketable.


The Research Series does not intend to trade in securities for short-term profits. However, the Research Series will trade whenever it believes that changes are appropriate.


See Appendix A for a discussion of foreign securities, emerging market securities, Brady Bonds, restricted securities and other instruments set forth above and the risks involved in these investments. Securities lending and forward contracts and the attendant risks are discussed in Appendix B. Please refer to the SAI Appendix for further discussion of forward contracts.


(18) STRATEGIC INCOME SERIES
The Strategic Income Series will seek to provide high current income by investing in fixed income securities. In addition, as part of its investment objective, the Strategic Income Series will seek to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income. The Strategic Income Series will attempt to achieve this objective by allocating portfolio assets among various categories of fixed income securities as described below. For this purpose, the Fund will consider preferred stocks and convertible securities to be fixed income securities. With respect to its fixed income investments, the Stategic Income Series will seek to earn high current income in comparison to the income available on U.S. Government Securities. The Strategic Income Series may also invest up to 25% of its assets in common stocks and depository receipts for common stocks. The Adviser will monitor the Fund's portfolio performance on an ongoing basis and reallocate assets in response to actual and anticipated market and economic changes. Any investment involves risk and there can be no assurance that the Strategic Income Series will achieve its investment objective.

The Adviser will determine, based upon current yields and the appreciation potential of various categories of fixed income and equity securities, the relative portions of the Fund's assets which should be invested in particular securities; however, under normal market conditions, at least 65% of the Fund's assets will be invested in fixed income securities. Fixed income securities can appreciate in value as a result of declines in interest rates, improvements in credit ratings and other factors. In pursuing its objective, the Strategic Income Series will consider the preservation of capital by balancing the yields and appreciation potential of securities which it may purchase against their attendant risks. For the risk considerations involved, see "Additional Risk Factors" below.

In order to achieve its investment objective, the Strategic Income Series may invest in the following securities and employ the following investment techniques: (i) securities that are issued or guaranteed as to interest and principal by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities"); (ii) fixed income securities issued by foreign governments and their political subdivisions and fixed income and equity securities of non-U.S. issuers; (iii) corporate fixed income securities, some of which may involve equity features; (iv) equity securities of established companies; (v) equity securities of emerging growth companies;
(vi) obligations and equity securities of banks or savings and loan associations (including certificates of deposit and bankers' acceptances);
(vii) long- or short-term municipal securities; (viii) restricted securities;
(ix) corporate asset-backed securities; (x) collateralized mortgage obligations and multiclass pass-through securities; (xi) swaps and related transactions (xii) stripped mortgage-backed securities; (xiii) lending of portfolio securities; (xiv) mortgage dollar-roll transactions; (xv) when-issued or forward delivery securities; and (xvi) to the extent available and permissible, options, futures contracts and options on futures contracts on securities, currencies and indices.

The Strategic Income Series may invest in obligations of domestic and foreign banks which, at the date of investment, have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. The Strategic Income Series may invest in debt obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation. In addition, the Strategic Income Series may invest in the equity securities of banks or savings and loan associations in accordance with its investment objective and policies with respect to equity investments.

The Strategic Income Series may also invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities when the Adviser determines that they offer the highest income available, except where differences in yield are not sufficient to justify investments in higher risk securities. Such municipal obligations may be unrated or in the medium and lower rating categories of recognized rating agencies, which securities are speculative, involve high risk and are questionable as to principal and interest payments.

Each of these securities and techniques are more fully described in Appendix A and B, respectively. Please refer to the SAI for a further description of these securities and techniques.

ADDITIONAL RISK FACTORS
EFFECT OF INTEREST RATE CHANGES: The value of shares of the Series will vary as the aggregate value of the Series' portfolio securities increases or decreases. The net asset value of the Series may change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio of fixed income securities can be expected to decline. Moreover, the value of the lower-rated fixed income securities that the Series purchases will fluctuate more than the value of higher-rated fixed income securities. These lower-rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. See "Risks of Investment in Lower Rated Bonds" below and under "High Yield Series" above for additional discussion of the risks of investing in such securities.

Although changes in the value of the Series' portfolio securities subsequent to their acquisition are reflected in the net asset value of shares of the Series, such changes will not affect the income received by the Series from such securities. The dividends paid by the Series will increase or decrease in relation to the income received by the Series from its investments, which will in any case be reduced by the Series' expenses before being distributed to the Series' shareholders.

If the Adviser's expectations of changes in interest rates or its evaluation of the normal yield relationship between two securities proves to be incorrect, the Series' income, net asset value and potential capital gain may be decreased or its potential capital loss may be increased. The Adviser's reallocation of Series assets in response to actual and anticipated market and economic changes may result in the Series not achieving anticipated benefits, or experiencing losses, should the Adviser's reallocation decision be incorrect.

RISKS OF INVESTMENT IN LOWER RATED BONDS: No minimum rating standard is required for a purchase of corporate debt securities by the Series and up to 100% of the Series' net assets may be invested in convertible and non-convertible fixed-income securities. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and, because yields vary over time, no specific level of income can ever be assured. See "Additional Risk Factors Regarding Lower Rated Securities" under "High Yield Series" above.

(19) TOTAL RETURN SERIES
The Total Return Series will primarily seek to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. While current income is the primary objective, this series also will seek a reasonable opportunity for growth of capital and income, since many securities offering a better than average yield may also possess growth potential. Assets will be allocated and reallocated from time to time between money market, fixed income and equity securities. Under normal market conditions, at least 25% of the series' assets will be invested in fixed income securities and at least 40% and no more than 75% of the series' assets will be invested in equity securities, including preferred stocks.


The Total Return Series' policy is to invest in a broad portfolio of securities, including short-term obligations. The portfolio may be diversified not only by companies and industries, but also by type of securities, for example, equity securities, fixed income securities, and securities representing cash equivalents. Thus fixed income securities, such as bonds, may be held as well as common stocks. In addition, some fixed income securities held by this series may include a right to purchase common stock by means of a conversion privilege or attached warrants. This series may vary the percentage of assets invested in any one type of security in accordance with its interpretation of economic and money market conditions, fiscal and monetary policy, and underlying security values. Most of the series' long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P or Fitch), although the series may invest up to 20% of its net assets in lower rated securities. (See Appendix C and "Additional Risk Factors Regarding Lower Rated Securities" under "High Yield Series" above.) The series may enter into repurchase agreements for U.S. Government Securities and may seek to increase its income by lending its portfolio securities to the extent consistent with present regulatory policies. The series may enter into mortgage "dollar roll" transactions and invest in corporate asset-backed securities. The series may invest up to 20% of its total assets in foreign securities, including emerging market securities and Brady Bonds, and may invest in ADRs. The series may invest in restricted securities, subject to the limitation on investing more than 10% of its net assets in securities that are not readily marketable.

Securities offering above-average yield may at times involve greater than average risk. For this reason, and because the value of securities and the income earned on them may fluctuate according to the earnings of the issuers and changes in economic and money market conditions, there can be no assurance that the series' investment objectives will be achieved.

The Total Return Series' portfolio will be managed actively with respect to fixed income securities, and the asset allocations will be modified as the Adviser deems necessary. Although the Total Return Series does not intend to seek short-term profits, fixed income securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so, without regard to the length of time the particular asset may have been held. With respect to its equity securities, the Total Return Series does not intend to trade in securities for short-term profits and anticipates that equity securities in its portfolio will ordinarily be held for one year or longer. However, the series will trade whenever it believes that changes in the portfolio are appropriate.

See Appendix A for discussion of foreign securities, emerging market securities, Brady Bonds, corporate asset-backed securities, restricted securities and repurchase agreements and the risks involved in these investments. Mortgage "dollar roll" transactions and lending portfolio securities and their attendant risks are discussed in Appendix B.


(20) UTILITIES SERIES
The Utilities Series will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% (but up to 100% at the discretion of the Adviser) of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry. Equity securities in which the Utilities Series may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common or preferred stocks. At least 80% of the debt securities held by the Utilities Series will be rated at the time of investment at least Baa by Moody's or BBB by S&P or Fitch (see Appendix C) or will be of comparable quality as determined by the Adviser (see "Additional Risk Factors Regarding Lower Rated Securities" under "High Yield Series" above). The Utilities Series may also invest in debt and equity securities of issuers in other industries, as discussed below, although under normal circumstances not more than 35% of the series' assets will be so invested. In addition, the Utilities Series may hold a portion of its assets in cash and money market instruments.


Companies in the utilities industry include (i) companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services and
(ii) companies engaged in telecommunications, including telephone, cellular telephones, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting). The Adviser deems a particular company to be in the utilities industry if, at the time of investment, the Adviser determines that at least 50% of the company's assets or revenues are derived from one or more of those industries. For a description of the principal sectors of the utilities industry, see Appendix D.

The portion of the Utilities Series' assets invested in a particular type of utility and in equity or debt securities will vary in light of changes in interest rates, market conditions and economic conditions and other factors. The Utilities Series may invest in foreign securities, including non-dollar denominated securities and emerging market securities, and in ADRs, although under normal circumstances it is not expected that more than 35% of the Utilities Series' assets will be invested in foreign securities.

The Utilities Series is permitted to invest in securities of issuers that are outside the utilities industry, although under normal circumstances not more than 35% of the Utilities Series' assets will be so invested. Such investments may include common stocks, debt securities (including municipal debt securities) and preferred stocks and will be selected to meet the Utilities Series' investment objective of both capital appreciation and current income. These securities may be issued by either U.S. or non-U.S. companies. Some of these issuers may be in industries related to the utilities industry and, therefore, may be subject to similar risks. Investments outside the utilities industry may also include U.S. Government Securities, including U.S. Government Securities that are mortgage pass-through securities.

Some U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate interest bearing securities. Like other interest bearing securities, however, the values of U.S. Government Securities change as interest rates fluctuate.

When unfavorable economic or market conditions exist, the Utilities Series may, until favorable conditions return, invest up to 75% of its assets in cash (or foreign currency), cash equivalents (such as certificates of deposit, bankers' acceptances and time deposits), commercial paper, short-term obligations, repurchase agreements and obligations issued or guaranteed by the U.S. or any foreign government or any of their agencies, authorities or instrumentalities.

See "Additional Risk Factors" below for further information on investing in the securities described above as well as the risks associated therewith.

In order to achieve its investment objective the Utilities Series may employ the investment techniques noted below and purchase the securities described below in accordance with the above-mentioned investment policies: (1) entering into repurchase agreements for U.S. Government Securities; (2) lending portfolio securities to the extent consistent with present regulatory policies for the purpose of increasing the Utilities Series' income; (3) entering into covered mortgage "dollar roll" transactions; (4) investing in corporate asset-backed securities; (5) purchasing securities on a "when-issued" or on a "forward delivery" basis; (6) investing in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indexes or other financial indicators; (7) purchasing restricted securities, subject to the limitation on investing more than 15% of its net assets in securities that are not readily marketable; (8) writing covered put and call options and purchasing put and call options on domestic and foreign stock indexes for the purpose of increasing the Utilities Series' gross income or for hedging purposes, and to attempt to reduce the risk of missing a market or industry segment advance; (9) investing in CMOs, multiclass pass-through securities, parallel pay CMO's and Planned Amortization Class CMO's ("PAC Bonds"); (10) investing in zero coupon bonds; (11) entering into futures contracts, options on futures contracts and options on foreign currencies for hedging purposes in order to protect the Utilities Series' current or intended investments from the effects of changes in interest or exchange rates or declines in the stock market and entering into futures contracts and options on futures contracts for non-hedging purposes to the extent permitted by applicable law; and (12) entering into forward foreign currency exchange contracts ("forward contracts") for hedging purposes as well as for non-hedging (i.e., speculative) purposes.

The Utilities Series' portfolio will be managed actively and the selection of securities modified as the Adviser deems necessary. Although the Utilities Series does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held.

See Appendix A for a discussion of foreign securities, emerging market securities, U.S. Government Securities, repurchase agreements and other instruments set forth above and the risks involved in these investments. The investment techniques set forth above and their attendant risks are discussed in Appendix B. Please refer to the SAI Appendix for further discussion of these techniques.

PROSPECTIVE PURCHASERS SHOULD REVIEW THIS SECTION CAREFULLY AND CONSIDER THE INVESTMENT RISKS INVOLVED BEFORE ALLOCATING PURCHASE PAYMENTS UNDER THE CONTRACTS TO THE UTILITIES SERIES.

ADDITIONAL RISK FACTORS
UTILITY COMPANIES: Since the Utilities Series' investments are concentrated in utility securities, the value of the shares of the series will be especially affected by factors peculiar to the utilities industry and may fluctuate more widely than the value of shares of a series that invests in a broader range of industries. The rates many utility companies may charge their customers are controlled by governmental regulatory commissions which may result in a delay in the utility company passing along increases in costs to its customers. Furthermore, there is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; securing financing for large construction projects during an inflationary period; difficulties of the capital markets in absorbing utility debt and equity securities; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulties in obtaining natural gas for resale or fuel for electric generation at reasonable prices; coping with the general effects of energy conservation, particularly in light of changing policies regarding energy; and special risks associated with the construction and operation of nuclear power generating facilities, including technical factors and costs, and the possibility that federal, state and municipal government authorities may from time to time review existing requirements and impose additional requirements. Certain utility companies, especially gas and telephone utility companies, have in recent years been affected by increased competition, which could adversely affect the profitability of such utility companies. Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise.

FOREIGN UTILITY COMPANIES: Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the U.S. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, since many foreign utilities use fuel that causes more pollution than those used in the U.S., such utilities may be required to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S.


(21) VALUE SERIES
The Value Series will seek capital appreciation. Dividend income, if any, is a consideration incidental to the series' objective of capital appreciation.


While the Value Series' policy is to invest primarily in common stocks, it may seek appreciation in other types of securities such as fixed income securities (which may be unrated), convertible bonds, convertible preferred stocks and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The series may invest in income securities rated lower than "investment grade" (investment grade securities are rated at least Baa by Moody's or BBB by S&P or Fitch), or in comparable unrated securities, when, in the opinion of the Adviser, such an investment presents a greater opportunity for appreciation with comparable risk to an investment in "investment grade" securities. Under normal market conditions, the series will invest not more than 25% of its net assets in these securities. Such lower rated or unrated fixed income securities may have speculative risk characteristics (see "Additional Risk Factors Regarding Lower Rated Securities" under "High Yield Series" above). Fixed income securities that the Value Series may invest in also include zero coupon bonds, deferred interest bonds and PIK bonds. There is no formula as to the percentage of assets that may be invested in any one type of security. Cash, commercial paper, short-term obligations, repurchase agreements or debt securities are held to provide a reserve for future purchases of common stock or other securities and may also be held as a temporary defensive measure when the Adviser determines security markets to be overvalued.

The Value Series may invest up to 50% of its total assets in foreign securities, which may include emerging market securities and Brady Bonds. The series may also invest a portion of its assets in loans, loan participations or other direct indebtedness.

In order to achieve its investment objective, the Value Series may also purchase the securities and employ the investment techniques described below:
(1) entering into repurchase agreements; (2) lending portfolio securities; (3) purchasing securities on a "when issued" or "forward delivery" basis; (4) purchasing restricted securities, subject to the limitation on investing more than 15% of its net assets in securities that are not readily marketable; (5) purchasing ADRs; (6) writing (selling) covered put and call options on securities for the purpose of increasing its return and/or to protect the value of its portfolio, and purchasing put and call options on securities in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired (the series may also write combinations of put and call options on the same security, known as "straddles," which transactions can generate additional income, but also present increased risks); (7) entering into "yield curve" options for hedging and nonhedging purposes; (8) entering into stock index and foreign currency futures contracts for hedging purposes (to protect the series' current or intended investments from the effects of changes in interest or exchange rates, or declines in the value of portfolio securities or increases in the cost of such securities to be acquired) as well as for nonhedging purposes, to the extent permitted by applicable law (which involves greater risks and could result in losses which are not offset by gains and other portfolio assets); (9) purchasing and writing options on futures contracts for the purpose of protecting against declines in the value of portfolio securities or against increases in the cost of securities to be acquired and also for nonhedging purposes, to the extent permitted by applicable law; (10) entering into forward foreign currency exchange contracts ("forward contracts") for hedging purposes as well as for the nonhedging purpose of increasing current income; (11) purchasing and selling options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired; (12) writing covered call and put options and purchasing call and put options on stock indexes for the purpose of increasing its current income and/or for hedging purposes and to attempt to reduce the risk of missing a market or industry segment advance; and (13) investing in indexed securities whose value is linked to foreign currencies, precious metals, interest rates, commodities, indexes or other financial indicators.

The Value Series is designed for purchasers who understand and are willing to accept the risks inherent in seeking capital appreciation.

The Value Series' portfolio is aggressively managed. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when appropriate.

See Appendix A for discussion of foreign securities, emerging market securities, Brady Bonds, ADRs, zero coupon bonds, deferred interest bonds and PIK bonds, restricted securities, loans and loan participations, and other instruments set forth above, and the risks involved in these securities. The investment techniques set forth above and their attendant risks are discussed in Appendix B. Please refer to the SAI Appendix for further discussion of these instruments and techniques.

PROSPECTIVE PURCHASERS SHOULD REVIEW THIS SECTION CAREFULLY AND CONSIDER THE INVESTMENT RISKS INVOLVED BEFORE ALLOCATING PURCHASE PAYMENTS UNDER THE CONTRACTS TO THE VALUE SERIES.


(22) WORLD ASSET ALLOCATION SERIES
The World Asset Allocation Series will seek total return over the long term through investments in equity and fixed income securities; the series will also seek to have low volatility of share price (i.e., net asset value per share) and reduced risk (compared to an aggressive equity/fixed income portfolio).


The World Asset Allocation Series will seek to achieve its objective by allocating portfolio assets among various asset classes of equity and fixed income securities where the opportunities for total return are expected to be most attractive. On average, over time, the World Asset Allocation Series intends to invest approximately 65% of its total assets in equity securities; however, at any particular point in time, equity securities may constitute more or less than 65% of the series' total assets. Under normal circumstances, the series intends to invest at least 30% of its total assets in equity securities and allocate its assets among at least three asset classes, except when the Adviser believes that investing for temporary defensive purposes is appropriate as noted below.

Equity securities include: common and preferred stock; securities such as bonds, warrants or rights that are convertible into stock; and depository receipts for those securities. Fixed income securities include: bonds, debentures and other debt instruments issued by a variety of issuers, including corporations and other business entities, the U.S. and foreign governments and their agencies, authorities, instrumentalities and political subdivisions and supranational entities; mortgage-backed and other asset backed securities; receipts evidencing separately traded interest and principal component parts of obligations; and repurchase agreements involving any of the foregoing types of securities.

The Adviser will allocate assets among some or all of the following five asset classes of securities.

    (i) U.S. Equity Securities--equity securities of U.S. issuers including securities of emerging growth companies;

    (ii) Foreign Equity Securities--equity securities of foreign issuers including securities of issuers in emerging markets (as described below);

    (iii) U.S. Investment Grade Fixed Income Securities--fixed income securities of U.S. issuers (including U.S. Government Securities, short-term instruments and municipal obligations) rated Baa or better by Moody's or BBB or better by S&P or Fitch or comparable unrated securities;

    (iv) U.S. High Yield Fixed Income Securities--high yield fixed income securities of U.S. issuers, including municipal obligations, rated Ba or below by Moody's or BB or below by S&P or Fitch or comparable unrated securities (commonly known as "junk bonds"); and

    (v) Foreign Fixed Income Securities--fixed income securities of foreign issuers including securities of issuers in emerging markets (as described below). Foreign fixed income securities may include securities in any of the rating categories (and comparable unrated securities) including securities in lower rating categories.

As of the date of this Prospectus, the target allocations of assets among the asset classes are in the following approximate proportions of the World Asset Allocation Series' portfolio: U.S. Equity Securities--15%; Foreign Equity Securities--45%; U.S. Investment Grade Fixed Income Securities--10%; U.S. High Yield Fixed Income Securities--10%; and Foreign Fixed Income Securities--20%. Such allocation will change from time to time, as described below. (See Appendix E for a chart indicating the composition of the World Asset Allocation Series' portfolio for the fiscal year ended December 31, 1996, with the debt securities separated into rating categories and comparable unrated securities.)

The Adviser will allocate the assets of the World Asset Allocation Series among some or all of the various asset classes described above where the opportunities for total return are expected to be the most attractive, consistent with the objective of seeking low share price volatility and reduced risk. The judgment of the Adviser concerning the allocation of the World Asset Allocation Series' assets will be based on the Adviser's experience in qualitative and fundamental analysis and disciplined quantitative techniques. The Adviser will make changes in the allocation of assets of the World Asset Allocation Series when its research and analysis indicate the likely occurrence of changes in financial markets or economic conditions affecting the various asset classes that may change the expected total return from the various asset classes. To the extent World Asset Allocation Series assets are allocated among most or all of the asset classes, this will reduce the impact of the poorer performing classes at any point in time. By following this asset allocation strategy, the World Asset Allocation Series' performance in part will be dependent on the Adviser's skill in allocating assets.

Although the percentage of the World Asset Allocation Series' assets invested in foreign securities will vary, the Series will be invested in at least three different countries, one of which may be the United States, except when the Adviser believes that investing for defensive purposes is appropriate as noted below.

The risks of each asset class vary. For example, the values of equity securities change in response to general market and economic conditions and the activities and changing circumstances of individual issuers, and the values of fixed income securities change in response to changes in economic conditions, interest rates and the creditworthiness of individual issuers. A significant portion of the World Asset Allocation Series' assets may be allocated to equity and fixed income investments in foreign securities which involve the risks set forth under "Additional Risk Factors" below. The World Asset Allocation Series may also invest in high yield fixed income securities (see "Additional Risk Factors regarding Lower Rated Securities" under "High Yield Series" above).

    Emerging Growth Companies: The World Asset Allocation Series may invest in securities of U.S. and foreign emerging growth companies. For a discussion of emerging growth companies see the description of these companies and "Additional Risk Factors Relating to Emerging Growth Companies" under "Emerging Growth Series."

    Emerging Market Securities: The World Asset Allocation Series may invest in securities of issuers whose principal activities are in emerging market countries, including investments in Brady Bonds. See "Appendix A--Emerging Market Securities" and "Brady Bonds" for a discussion of emerging market securities and Brady Bonds and the risks involved in these investments. The World Asset Allocation Series may also invest in securities of emerging market governments or any of their political subdivisions, agencies, authorities or instrumentalities. See "Additional Risk Factors--Foreign Securities" below.

    Investments in Other Investment Companies: The World Asset Allocation Series may invest in other investment companies to the extent permitted by the 1940 Act (i) as a means by which the series may invest in securities of certain countries which do not otherwise permit investment, (ii) as a means to acquire securities of emerging market companies where the supply of such securities available for purchase is limited, or (iii) when the Adviser believes such investments may be more advantageous to the series than a direct market purchase of securities. Such investment may also involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and the total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

    Investments for Defensive Purposes: When the Adviser believes that investing for defensive purposes is appropriate, such as during periods of unusual or unfavorable market or economic conditions, or in order to meet anticipated redemption requests, up to 100% of the World Asset Allocation Series' assets may be temporarily invested in cash (including foreign currency) or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements) with assets of $1 billion or more, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. or any foreign government or any of their agencies, authorities or instrumentalities and repurchase agreements.

    Other Investments and Techniques: In order to achieve its investment objective, the World Asset Allocation Series also may purchase the securities and employ the investment techniques described below: (1) purchasing zero coupon bonds, deferred interest bonds, PIK bonds, loan participations and other direct indebtedness, indexed securities, municipal obligations, mortgage securities, collateralized mortgage obligations and multiclass pass-through securities, stripped mortgage-backed securities, and restricted securities, subject to the limitation on investing more than 15% of its net assets in securities that are not readily marketable; (2) lending portfolio securities;
(3) entering into mortgage "dollar roll" transactions; (4) writing (selling) covered put and call options on securities for the purpose of increasing its return and/or to protect the value of its portfolio, and purchasing put and call options on securities in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired (the Series may also write combinations of put and call options on the same security, known as "straddles," which transactions can generate additional income, but also present increased risks); (5) entering into "yield curve" options for hedging and nonhedging purposes; (6) writing covered call and put options and purchasing call and put options on domestic and foreign stock indexes for the purpose of increasing its current income and/or for hedging purposes and to attempt to reduce the risk of missing a market or industry segment advance; (7) entering into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indexes of securities or currencies (including any index of U.S. or foreign securities) as such instruments become available for trading ("futures contracts") for hedging purposes (to protect the Series' current or intended investments from the effects of changes in interest or exchange rates or declines in a securities market) as well as for nonhedging purposes, to the extent permitted by law (which involves greater risks and could result in losses which are not offset by gains and other portfolio assets); (8) purchasing and writing options on futures contracts for the purpose of protecting against declines in the value of portfolio securities or against increases in the cost of securities to be acquired and also for non hedging purposes, to the extent permitted by applicable law; (9) entering into forward foreign currency exchange contracts ("forward contracts") for hedging purposes as well as nonhedging purposes; (10) purchasing and selling options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of securities to be acquired; and (11) entering into interest rate swaps, currency swaps, and other types of available swap agreements for the purpose of shifting the series' investment exposure from one type of investment to another.

    Portfolio Trading: Although the World Asset Allocation Series does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held or whether the sale would result in a gain or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate.

See Appendix A for a discussion of foreign securities, emerging market securities, Brady Bonds, zero coupon bonds, PIK bonds, loan participations, mortgage pass through securities, collateralized mortgage obligations and multiclass pass through securities and other instruments set forth above, and the risks involved in these investments. The investment techniques set forth above and their attendant risks are discussed in Appendix B. Please refer to the SAI Appendix for further discussion for these instruments and techniques.

PROSPECTIVE PURCHASERS SHOULD REVIEW THIS SECTION CAREFULLY AND CONSIDER THE INVESTMENT RISKS INVOLVED BEFORE ALLOCATING PURCHASE PAYMENTS UNDER THE CONTRACTS TO THE WORLD ASSET ALLOCATION SERIES.

ADDITIONAL RISK FACTORS
EMERGING GROWTH COMPANIES: Investing in emerging growth companies involves greater risk than is customarily associated with investing in more established companies. See "Additional Risk Factors Relating to Emerging Growth Companies" under "Emerging Growth Series" above.)

FOREIGN SECURITIES: Transactions involving foreign equity or debt securities or foreign currencies, and transactions entered into in foreign countries, involve considerations and risks not typically associated with investing in U.S. markets (see "Appendix A--Foreign Securities"). In addition, investments in emerging markets involve special risks (see "Appendix A--Emerging Market Securities").

FOREIGN CURRENCIES: To the extent the series invests in securities not denominated in U.S. dollars, the value of the series' foreign investments, and the value of dividends and interest earned by the series on such investments, may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets which could adversely affect the series. Although the Adviser (or a Sub-Adviser, if applicable) may attempt to manage currency exchange rate risks, there is no assurance that they will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Adviser hedges the series' exposure to a foreign currency, and that currency's value rises, the series will lose the opportunity to participate in the currency's appreciation. The series may hold foreign currency received in connection with investments in foreign securities, forward contracts and options on foreign currencies when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rates. While the holding of foreign currencies will permit the series to take advantage of favorable movements in the applicable exchange rate, it also exposes the series to risk of loss if such rates move in a direction adverse to the series' position. Such losses could also adversely affect the series' hedging strategies.


(23) WORLD GOVERNMENTS SERIES
The World Governments Series will seek moderate current income and preservation and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by (1) the U.S. government, its agencies, authorities or instrumentalities ("U.S. Government Securities") or (2) the governments of foreign countries ("Foreign Government Securities") (to the extent the Adviser believes that the higher yields available from such Foreign Government Securities are sufficient to justify the risks of investing in such securities). The World Governments Series may also hold its assets in cash or short-term obligations. In pursuing its objectives, the World Governments Series will consider the preservation and growth of capital by balancing the yields of various fixed income securities against their attendant risks.


The World Governments Series will seek to provide purchasers with an opportunity to enhance the value and increase the protection of their investment against inflation and otherwise by taking advantage of investment opportunities in the United States as well as in other countries where opportunities may be more rewarding. It is believed that diversification of assets on an international basis decreases the degree to which events in any one country, including the United States, can affect the entire portfolio. Although the percentage of the series' assets invested in securities issued abroad and denominated in foreign currencies ("non-dollar securities") will vary depending on the state of the economies of the principal countries of the world, their financial markets and the relationships of their currencies to the U.S. dollar, under normal conditions the series' portfolio will be internationally diversified. However, for defensive reasons or during times of international, political, or economic uncertainty or turmoil, most or all of the series' investments may be in the United States.

The World Governments Series will purchase non-dollar securities denominated in the currency of countries where the interest rate environment as well as the general economic climate provide an opportunity for declining interest rates and currency appreciation. If interest rates decline, such non-dollar securities will appreciate in value. If the currency also appreciates against the dollar, the total investment in such non-dollar securities would be enhanced further. Conversely, a rise in interest rates or decline in currency exchange rates would adversely affect the series' return. Investments in non-dollar securities are evaluated primarily on the strength of a particular currency against the dollar and on the interest rate climate of that country. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries.

The phrase "preservation of capital" is generally understood to imply that the portfolio is invested in very low risk securities and that the major risk is loss of purchasing power through the effects of inflation or major changes in interest rates. However, while the World Governments Series will invest in securities which are believed by the Adviser to have minimal credit risk, an error of judgment in selecting a currency or an interest rate environment could result in loss of capital.

The World Governments Series may invest in Foreign Government Securities of issuers considered stable by the Adviser. The Adviser does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. Government Securities. The percentage of the World Governments Series' assets invested in Foreign Government Securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. To the extent that the World Governments Series invests in Foreign Government Securities, its portfolio, under normal conditions, will include securities of a number of foreign countries. As a "non-diversified" series, the World Governments Series will be able to invest more than 5% of its assets in obligations of one or more foreign governments, to the extent consistent with federal income tax diversification requirements; the World Governments Series may also hold foreign currency for hedging purposes.

When the Adviser believes that investing for temporary defensive purposes is appropriate, such as during periods of unusual market conditions, or when relative yields are deemed attractive, part or all of the World Governments Series' assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, notes, U.S. Government Securities, Foreign Government Securities and repurchase agreements.

Some U.S. Government Securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from such securities are generally lower than the yields available from other interest bearing securities. Like other interest bearing securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline. If the series' expectations of changes in interest rates or its evaluation of the normal yield relationship between two securities proves to be incorrect, the series' income and the value of its shares decreases.

In order to achieve its investment objectives, the World Governments Series may employ the following investment techniques: (1) writing covered put and call options and purchasing put and call options on U.S. and Foreign Government Securities that are traded on United States and foreign securities exchanges and over the counter in an effort to increase current income and to reduce fluctuations in the value of its shares; (2) entering into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies, or contracts based on financial indexes, including any index of U.S. or Foreign Government Securities ("futures contracts") and purchasing and writing options to buy or sell futures contracts ("options on futures contracts") but only as a hedge against anticipated further changes in interest or exchange rates; (3) purchasing and writing put and call options on foreign currencies traded on U.S. and foreign exchanges or over the counter for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increase in the dollar cost of foreign securities to be acquired; (4) entering into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the series from adverse changes in the relationship between the U.S. dollar and foreign currencies; (5) lending portfolio securities to the extent consistent with present regulatory policies for the purpose of increasing the World Governments Series' income; (6) purchasing securities on a "when-issued" or on a "forward delivery" basis; (7) entering into repurchase agreements for U.S. Government Securities; (8) entering into mortgage "dollar roll" transactions;
(9) purchasing restricted securities, subject to the limitation on investing more than 15% of its net assets in securities that are not readily marketable; and, subject to approval by the Board of Trustees, (10) entering into interest rate swaps, currency swaps and other types of swap agreements; and (11) purchasing indexed securities.

The World Governments Series will engage in portfolio trading if it believes that a transaction, net of costs, will help in achieving its investment objective. The World Governments Series cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate generally will not exceed 400% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (in excess of 100%) involves greater expenses, including higher brokerage and transaction costs, to the World Governments Series.

See Appendix A for a discussion of foreign securities, indexed securities, U.S. Government Securities, and other instruments set forth above, and the risks involved in such investments. The investment techniques set forth above and their attendant risks are discussed in Appendix B. Please refer to the SAI Appendix for further discussion of these instruments and techniques.

PROSPECTIVE PURCHASERS SHOULD REVIEW THIS SECTION CAREFULLY AND CONSIDER THE INVESTMENT RISKS INVOLVED BEFORE ALLOCATING PURCHASE PAYMENTS UNDER THE CONTRACTS TO THE WORLD GOVERNMENTS SERIES.


(24) WORLD GROWTH SERIES
The World Growth Series will seek capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy. The World Growth Series will seek to achieve this objective by investing primarily in securities in three market sectors: U.S. emerging growth companies; foreign growth companies; and emerging market companies. (The U.S. emerging growth and foreign growth sectors may include securities of more established companies which represent opportunities for long-term growth.) Although the percentage of the World Growth Series' assets invested in securities issued abroad and denominated or quoted in foreign currencies ("non-dollar securities") will vary depending on the state of the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar, under normal conditions, the series will be invested in at least three different countries, one of which will be the United States. For defensive reasons or during times of international political or economic uncertainty or turmoil, most or all of the series' investments may be in the United States.


While the World Growth Series intends to invest primarily in equity securities, the series may also invest in fixed income securities as described below. Equity securities include: common and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depository receipts for those securities. The selection of securities, except for defensive purposes, is made solely on the basis of potential for capital appreciation. Dividend and interest income from portfolio securities, if any, is incidental to the series' investment objective of capital appreciation.

    U.S. Emerging Growth Companies: The World Growth Series may invest in securities of U.S. emerging growth companies. For a discussion of emerging growth companies see the description of these companies and "Additional Risk Factors Relating to Emerging Growth Companies" under Emerging Growth Series above.

    Foreign Growth Companies: The World Growth Series may invest in securities and in ADRs of foreign growth companies and more established foreign companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. It is anticipated that these companies will primarily be in nations with more developed securities markets such as Australia, Canada, Japan, New Zealand and Western European countries. (See "Additional Risk Factors--Foreign Securities" below.)

    Emerging Market Companies: The World Growth Series may invest in securities of issuers whose principal activities are in emerging market countries. See "Appendix A--Emerging Market Securities" for a description of emerging market securities, and the risks involved in these investments.

    Fixed Income and Debt Securities: Debt securities of both domestic and foreign issuers in which the World Growth Series may invest include all types of long- or short-term debt obligations, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper. The World Growth Series may also invest in zero coupon bonds, deferred interest bonds, PIK bonds, and corporate asset-backed securities. Fixed income securities in which the World Growth Series may invest include securities in the lower rating categories of recognized rating agencies (and comparable unrated securities). The series will not invest more than 35% of its net assets in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch (or comparable unrated securities). (See Appendix C for a description of these ratings. See also "Additional Risk Factors Regarding Lower-Rated Securities" under "High Yield Series" above.) To the extent the World Growth Series invests in fixed income securities, the net asset value of the series may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline.

    Investments in Other Investment Companies: The World Growth Series may invest in other investment companies to the extent permitted by the 1940 Act
(i) as a means by which the series may invest in securities of certain countries which do not otherwise permit investment, (ii) as a means to acquire securities of emerging market companies where the supply of such securities available for purchase is limited, or (iii) when the Adviser or a Sub-Adviser believes such investments may be more advantageous to the series than a direct market purchase of securities. Such investment may also involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and the total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

    Investments for Defensive Purposes: When the Adviser or a Sub-Adviser believes that investing for defensive purposes is appropriate, such as during periods of unusual market conditions, or when relative yields are deemed attractive, part or all of the World Growth Series' assets may be temporarily invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes, U.S. Government Securities and repurchase agreements.

    Other Investments and Techniques: In order to achieve its investment objective, the World Growth Series also may purchase the securities and employ the investment techniques described below: (1) entering into repurchase agreements; (2) purchasing restricted securities, subject to the limitation on investing more than 15% of its net assets in securities that are not readily marketable; (3) writing (selling) covered put and call options on securities that are traded on U.S. and foreign securities exchanges and over the counter for the purpose of increasing its current income and/or to protect the value of the series' portfolio and purchasing put and call options on securities in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired (the series may also write combinations of put and call options on the same security, known as "straddles," which transactions can generate additional income, but also present increased risk);
(4) writing covered call and put options and purchasing call and put options on domestic and foreign stock indexes for the purpose of increasing current income and/or for hedging purposes and to attempt to reduce the risk of missing a market or industry segment advance; (5) entering into futures contracts and options on futures contracts to protect the series' current or intended stock investments from broad fluctuations in stock prices and, to the extent permitted by applicable law, for non-hedging purposes, which involves greater risks and could result in losses which are not offset by gains on other portfolio assets; (6) entering into forward foreign currency exchange contracts ("forward contracts") for hedging purposes as well as for the non-hedging purpose of increasing the World Growth Series' current income; (7) entering into options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the cost of securities to be acquired; (8) lending portfolio securities; and (9) purchasing securities on a "when-issued" or a "forward delivery" basis.

    Portfolio Trading: The World Growth Series' portfolio will be managed actively and the asset allocation modified as the Adviser or a Sub-Adviser deems necessary. While it is not generally the series' policy to invest or trade for short-term profits, the series may dispose of a portfolio security whenever the Adviser or a Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate.

See Appendix A for a discussion of foreign securities, emerging market securities, PIK bonds, corporate asset-backed securities, restricted securities, repurchase agreements, and other instruments set forth above, and the risks involved in these investments. The investment techniques set forth above and their attendant risks are discussed in Appendix B. Please refer to the SAI Appendix for further discussion of these instruments and techniques.

PROSPECTIVE PURCHASERS SHOULD REVIEW THIS SECTION CAREFULLY AND CONSIDER THE INVESTMENT RISKS INVOLVED BEFORE ALLOCATING PURCHASE PAYMENTS UNDER THE CONTRACTS TO THE WORLD GROWTH SERIES.

ADDITIONAL RISK FACTORS
See the discussion of risks involved in emerging growth companies, foreign securities, emerging market securities, and foreign currencies in "Additional Risk Factors" under World Asset Allocation Series above.


(25) WORLD TOTAL RETURN SERIES
The World Total Return Series' investment objective is to seek total return by investing in securities which will provide above-average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income. The Series will invest primarily in global equity and fixed income securities (i.e., those of U.S. and non-U.S. issuers).


The World Total Return Series will seek to achieve its investment objective through a professionally managed, internationally diversified portfolio consisting of equity and fixed income securities. The World Total Return Series will attempt to provide investors with an opportunity to enhance the value and increase the protection of their investment against inflation and otherwise by taking advantage of investment opportunities in the United States as well as in other countries where opportunities may be more rewarding. It is believed that diversification of assets on an international basis decreases the degree to which events in any one country, including the United States, can affect the entire portfolio. Although the percentage of the World Total Return Series' assets invested in securities issued abroad and denominated or quoted in foreign currencies ("non-dollar securities") will vary depending on the state of the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar, under normal conditions the series will be invested in at least three different countries, one of which will be the United States. For defensive reasons or during times of international or political or economic uncertainty or turmoil, most or all of the series' investments may be in the United States.

Under normal economic and market conditions, the World Total Return Series will invest not less than 40% and not more than 75% of its assets in equity securities. Such securities will include common stocks and equivalents (such as convertible securities and warrants) and preferred stocks of (i) U.S. issuers which derive, or have the potential to derive, a meaningful portion (approximately 25% or more) of their revenues and earnings in foreign markets;
(ii) non-U.S. issuers; and (iii) to a lesser extent, other U.S. issuers. The Series may invest up to 90% of its total assets in foreign securities (not including ADRs), which may be traded on foreign exchanges.

In managing the World Total Return Series conservatively, the Adviser attempts to exercise prudence, discretion and intelligence in the selection of securities of high or improving investment quality, with due regard for probable income and probable safety of capital. The words "high investment quality" reflect the intention of the World Total Return Series to invest in securities of well-known, established issuers and to avoid the acquisition of speculative securities or those of doubtful character even if the immediate prospect is tempting. The Adviser may determine that a security possesses high or improving investment quality if, for instance, there has been an increase in the issuer's sales and earnings or if current trends indicate that an increase in the issuer's sales and earnings is likely, or if the issuer's balance sheet is strong or has improved. The opportunity for currency appreciation generally is not a significant factor in the series' selection of equity securities.

Under normal economic and market conditions, at least 25% of the World Total Return Series' assets will be invested in fixed income securities, such as bonds, debentures, mortgage securities, notes, commercial paper, obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentalities, certificates of deposit, as well as debt obligations which may have a call on common stock by means of attached warrants. Debt securities in which the series may invest may also include zero coupon bonds.

The World Total Return Series will purchase non-dollar fixed income securities denominated in the currency of countries where the interest rate environment as well as the general economic climate provide an opportunity for declining interest rates and currency appreciation. If interest rates decline, such non-dollar fixed income securities will generally appreciate in value. If the currency also appreciates against the dollar, the total investment in such non-dollar fixed income securities would be enhanced further.

Conversely, a rise in interest rates or decline in currency exchange rates would adversely affect the World Total Return Series' return. Investments in non-dollar fixed income securities are evaluated by the Adviser primarily on the strength of a particular currency against the dollar and on the interest rate climate of that country. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries. The World Total Return Series may hold foreign currency received in connection with investments in non-dollar fixed income securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

The World Total Return Series will invest in investment grade U.S. and non-U.S. fixed income securities. Such securities will be rated BBB or better by S&P or Fitch or Baa or better by Moody's or, if unrated, will be determined by the Adviser to be of comparable quality. Securities rated BBB or Baa, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities. If a security purchased by the World Total Return Series is subsequently downgraded to below BBB by S&P or Fitch or Baa by Moody's (or comparable standards for unrated securities), the security will be sold only if the Adviser believes it is advantageous to do so (see Appendix C and "Additional Risk Factors Regarding Lower Rated Securities" under "High Yield Series" above).

Assets invested in fixed income securities of non-U.S. issuers will be diversified among countries where opportunities for total return are expected to be most attractive. It is currently expected that fixed income investments within foreign countries will be primarily in securities issued or guaranteed by governments, including their political subdivisions, authorities, agencies and instrumentalities, or supranational authorities (such as the World Bank) to minimize credit risk. While the World Total Return Series will invest in fixed income securities which are believed to have minimal credit risk, an error of judgment in selecting a currency or an interest rate environment could result in a loss of capital.

Although it may invest anywhere in the world, the World Total Return Series expects to invest most of its assets in the equity securities of issuers located in Europe, Japan or the United States and in the debt securities of issuers located in any of such regions or countries or Australia, New Zealand or Canada. The series may also invest in emerging market securities and Brady Bonds. The series may invest more than 25% of its assets in securities of issuers located in the United States. The Adviser will determine the amount of the series' assets to be invested in the United States and the amount to be invested abroad.

When unfavorable economic or market conditions exist, the series may, until favorable conditions return, invest all or a portion of its assets in cash (or foreign currency) or cash equivalents (such as certificates of deposit, bankers acceptances and time deposits), commercial paper, short-term obligations, repurchase agreements and obligations issued or guaranteed by the U.S. or any foreign government or any of their agencies, authorities or instrumentalities.

In order to achieve its investment objective, the World Total Return Series may also purchase the securities and employ the investment techniques described below: (1) entering into repurchase agreements; (2) lending portfolio securities; (3) purchasing securities on a "when issued" or "forward delivery" basis; (4) purchasing restricted securities, subject to the limitation on investing more than 15% of its net assets in securities that are not readily marketable, and ADRs; (5) entering into mortgage "dollar roll" transactions; (6) writing (selling) covered put and call options on fixed income securities for the purpose of increasing its return and/or to protect the value of its portfolio, and purchasing put and call options on securities in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired (the Series may also write combinations of put and call options on the same security, known as "straddles," which transactions can generate additional income, but also present increased risks); (7) entering into "yield curve" options for hedging and nonhedging purposes; (8) entering into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indexes of fixed income securities as such instruments become available for trading ("futures contracts") for hedging purposes (to protect the series' current or intended investments from the effects of changes in interest or exchange rates, or declines in the value of fixed income portfolio securities or increases in the cost of such securities to be acquired) as well as for nonhedging purposes, to the extent permitted by applicable law (which involves greater risks and could result in losses which are not offset by gains and other portfolio assets); (9) purchasing and writing options on futures contracts for the purpose of protecting against declines in the value of portfolio securities or against increases in the cost of securities to be acquired and also for non hedging purposes, to the extent permitted by applicable law; (10) entering into forward foreign currency exchange contracts ("forward contracts") for hedging purposes as well as for the nonhedging purpose of increasing current income; (11) purchasing and selling options on foreign currencies for the purpose of protecting against declines in the dollar value of fixed income portfolio securities and against increases in the dollar cost of fixed income securities to be acquired; and
(12) entering into interest rate swaps, currency swaps and other types of swap agreements.

The World Total Return Series portfolio will be managed actively and the asset allocations modified as the Adviser deems necessary. Although the series does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held.

See Appendix A for discussion of foreign securities, emerging market securities, Brady Bonds, ADRs, corporate asset-backed securities, zero coupon bonds, restricted securities and other instruments set forth above, and the risks involved in these securities. The investment techniques set forth above and their attendant risks are discussed in Appendix B. Please refer to the SAI Appendix for further discussion of these techniques.

PROSPECTIVE PURCHASERS SHOULD REVIEW THIS SECTION CAREFULLY AND CONSIDER THE INVESTMENT RISKS INVOLVED BEFORE ALLOCATING PURCHASE PAYMENTS UNDER THE CONTRACTS TO THE WORLD TOTAL RETURN SERIES.


(26) ZERO COUPON SERIES, PORTFOLIO 2000
The Zero Coupon Series, Portfolio 2000 will seek the highest predictable compounded investment return for a specific period of time, consistent with the safety of invested capital, by investing primarily in debt obligations of the United States Treasury that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Zero Coupon Obligations"). This portfolio is a sub-series of the Zero Coupon Series and has a liquidation date of November 15, 2000. This series is currently available only in connection with the purchase of variable life insurance contracts issued by Sun Life of Canada (U.S.).


The Zero Coupon Series invests only in readily marketable debt securities. It is the policy of the Zero Coupon Series to invest at least 90% of its assets in Zero Coupon Obligations. Up to 10% of the assets may be invested and held in stripped securities issued by corporations with a quality rating of Baa or better. (See Appendix C.) MFS will evaluate the creditworthiness of potential investments in corporate securities in order to determine whether such securities are suitable for purchase by the Zero Coupon Series.

Because it does not make periodic interest payments, a Zero Coupon Obligation normally trades at a price significantly less than face value, often referred to as a "deep discount." The size of this discount depends upon the final maturity of the Zero Coupon Obligation and current market interest rates. Investment return consists of the difference between the face value of the Zero Coupon Obligation (which is paid at the time of maturity, or the payment date in the case of coupons) and the price at which the Zero Coupon Obligation was acquired. Investment return is normally expressed in terms of a compounded rate of return, which is calculated as though there were an automatic reinvestment of current earnings at a rate of return that is "locked in" at the time of initial investment.

As with any fixed income investment, when interest rates decline, the market value of an investment made at higher yields can be expected to rise. Conversely, when interest rates rise, the market value of an investment made at lower yields can be expected to decline. Because they "automatically reinvest" current earnings, investments in Zero Coupon Obligations eliminate the risk of being unable to reinvest current earnings at a rate as high as the implicit yield on the Zero Coupon Obligations; conversely, they forego the ability to reinvest at higher rates should market interest rates rise in the future.

The value of the Zero Coupon Obligations acquired by the Portfolio, and therefore the value of shares in the Portfolio, may be subject to greater fluctuations in response to changing market interest rates than the value of debt obligations that pay interest currently. The degree of fluctuation with interest rate changes is typically greater when the period to maturity is longer.

It is the policy of the Zero Coupon Series to invest as great a portion of its assets as is practicable in Zero Coupon Obligations. Any Zero Coupon Obligations purchased will mature within one year of the Portfolio liquidation date. A portion of the Zero Coupon Series may be invested in interest-bearing debt obligations in order to make effective use of cash reserves pending investments in the securities described above, pending liquidation and to permit the payment of current operating expenses of the Zero Coupon Series.

On the liquidation date of the Portfolio, all of the securities held by the Portfolio will be sold and all outstanding shares of the Portfolio will be redeemed. As explained in the prospectus for the Contracts, the redemption proceeds will, except as otherwise directed by Contract owners, be used to purchase shares of the Money Market Series.


ADDITIONAL RISK FACTORS
The Zero Coupon Series seeks to realize a higher yield than would be obtained simply by maintaining the Zero Coupon Series' initial investments. The Zero Coupon Series is actively managed by MFS to take advantage of trading opportunities that may exist from time to time due to price and yield distortions resulting from changes in the supply and demand characteristics or perceived differences in quality or liquidity characteristics of the securities available for purchase by the Zero Coupon Series. There is a corresponding risk that, to the extent that this strategy is unsuccessful, the initial yield objective will not be met.


As described above, Zero Coupon Obligations, if held to maturity, provide a predictable yield. However, in light of the fluctuation in the market value of the Zero Coupon Obligations that occurs with changes in market interest rates, Contract owners who desire to attain the growth rate anticipated at the time of investment must plan to leave their Account Values invested in Portfolio shares until the Portfolio matures. Any Contract owner who transfers his or her Account Values in the Portfolio prior to the Portfolio liquidation date is likely to achieve quite a different investment return than the return that was anticipated on the date the investment was made, and may even suffer a loss.


YIELD
The calculation of a Portfolio's anticipated yield assumes that (a) all dividends and disbursements will be reinvested and (b) the expense ratio and portfolio composition of a Portfolio remains unchanged for the life of that Portfolio. Factors such as MFS' investment skills and changes in the economy's interest rate structure will determine how closely the return actually realized by a Contract owner matches the anticipated yield if such owner's Account Value remains invested in a Portfolio's shares and all dividends and distributions are reinvested until the Portfolio matures.


PORTFOLIO TRANSACTIONS
The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, MFS may consider the sale of Contracts, and thus the sale of Series Fund shares through the allocation of purchase payments under the Contracts, together with the sale of shares of funds in the MFS Family of Funds, as a factor in the selection of broker-dealers to execute the Series Fund's portfolio transactions. The Adviser and the Sub-Advisers also have the ability to direct portfolio security transactions to broker-dealers in consideration of the payment of certain Series Fund expenses. As discussed under "Condensed Financial Information" above, certain series have had portfolio turnover rates that exceed 100%. A relatively high level of portfolio activity (i.e., in excess of 100%) involves greater expenses, including higher transaction and brokerage costs, to the Series. For a further discussion of portfolio trading, see the SAI.


INVESTMENT RESTRICTIONS
The SAI includes a listing of specific investment restrictions and a discussion of investment policies applicable to each series. The specific investment restrictions listed in the SAI may not be changed without shareholder approval, unless otherwise indicated. If a percentage restriction or a rating restriction on investments or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the Series Fund's portfolio securities or a change in the rating of a portfolio security will not be considered a violation of policy.

NON-DIVERSIFIED STATUS
The High Yield Series, Managed Sectors Series, Strategic Income Series, Utilities Series, World Asset Allocation Series, World Governments Series, World Growth Series and World Total Return Series are "non-diversified" as that term is defined in the 1940 Act, so that the proportion of their assets that may be invested in the securities of any one issuer is limited only by the series' own investment restrictions and the diversification requirements of the Internal Revenue Code of 1986, as amended. Since these series may invest a relatively high percentage of their assets in a limited number of issuers, they will be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which they invest.


4.  MANAGEMENT OF THE SERIES FUND
The Series Fund's Board of Trustees provides broad supervision over the affairs of the Series Fund. MFS is responsible for the management of each series' assets (including supervision of the Sub-Advisers), and the officers of the Series Fund are responsible for the Series Fund's operations.


INVESTMENT ADVISER --MFS, a Delaware corporation, 500 Boylston Street, Boston, Massachusetts 02116, manages the assets of the Money Market Series, the Government Securities Series, the High Yield Series and the Capital Appreciation Series pursuant to an Investment Advisory Agreement dated May 24, 1985 and manages the assets of the Conservative Growth Series and the Zero Coupon Series pursuant to an Investment Advisory Agreement dated July 23, 1986. MFS manages the assets of the World Governments Series, Total Return Series and Managed Sectors Series pursuant to an Investment Advisory Agreement dated January 26, 1988; manages the assets of the World Growth Series and Utilities Series pursuant to Investment Advisory Agreements dated November 1, 1993; manages the assets of the Research Series, World Asset Allocation Series and World Total Return Series pursuant to Investment Advisory Agreements dated September 16, 1994; manages the assets of the Emerging Growth Series pursuant to an Investment Advisory Agreement dated May 1, 1995; manages the assets of each of the MFS/Foreign & Colonial Series pursuant to separate Investment Advisory Agreements each dated September 1, 1995; manages the assets of the Value Series pursuant to an Investment Advisory Agreement dated May 1, 1996; MFS manages the assets of the Research Growth and Income Series pursuant to an Investment Advisory Agreement dated May 12, 1997; and manages the assets of the Bond Series, the Equity Income Series, the Massachusetts Investors Growth Stock Series, the New Discovery Series, the Research International Series and the Strategic Income Series pursuant to an Investment Advisory Agreement dated [May 1], 1998.


Under the Advisory Agreements, the Adviser provides each series of the Series Fund with overall investment advisory services. The portfolio manager(s) of each series and his/her position with MFS are shown below.



              SERIES                                                     PORTFOLIO MANAGERS
              ------                                                     ------------------

Money Market and Zero Coupon      Geoffrey L. Kurinsky, a Senior Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1987.

Government Securities             Steven E. Nothern, a Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1986.

High Yield                        Bernard Scozzafava, a Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1989.


Capital Appreciation              Paul M. McMahon, a Senior Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1981.

Conservative Growth               John D. Laupheimer, Jr., a Senior Vice President of MFS since 1981. Kevin R. Parke, a Senior Vice
                                  President of MFS, has been employed by the Adviser as a portfolio manager since 1985. Mitchell D.
                                  Dynan, a Vice President of MFS, has been employed by the Adviser as a portfolios manager since
                                  1986.

World Governments                 Stephen C. Bryant, a Senior Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1987.

Total Return                      David M. Calabro, a Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1992. Prior to 1992, Mr. Calabro was an analyst and sector portfolio manager with
                                  Fidelity Investments.

                                  Geoffrey L. Kurinsky, a Senior Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1987.

Managed Sectors                   Kenneth J. Enright, a Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1986.

Emerging Growth                   John W. Ballen, a Senior Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1984. Toni Y. Shimura, a Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1987.

Utilities                         Maura A. Shaughnessy, a Vice President of MFS has been employed by the Adviser as a portfolio manager since 1991.

World Asset Allocation            James T. Swanson, a Senior Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1985. David R. Mannheim, a Senior Vice President of MFS, has been employed by the
                                  Adviser as a portfolio manager since 1988. Joan S. Batchelder, a Senior Vice President of MFS,
                                  has been employed by the Adviser as a portfolio manager since 1978. Geoffrey L. Kurinsky, a
                                  Senior Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1987.
                                  John F. Brennan, Jr., a Senior Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1985. Leslie J. Nanberg, a Senior Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1980.

World Total Return                Frederick J. Simmons, a Senior Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1971.

Value                             John F. Brennan, Jr., a Senior Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1985.


Research and Research Growth      These Series are managed by a committee comprised of various equity research analysts.
  and Income and Research
  International


MFS/Foreign & Colonial            See "Sub-Advisers to the MFS/Foreign & Colonial Series" below.
  International Growth

MFS/Foreign & Colonial            See "Sub-Advisers to the MFS/Foreign & Colonial Series" below.
  International Growth and Income

MFS/Foreign & Colonial            See "Sub-Advisers to the MFS/Foreign & Colonial Series" below.
  Emerging Markets Equity

World Growth                      See description immediately below.


Bond Series                       Geoffrey L. Kurinsky, a Senior Vice-President of MFS, has been employed by the Adviser as a portfolio manager since 1987.

Equity Income Series              Lisa B. Nurme, a Vice-President of MFS, has been employed by the Adviser as a portfolio manager since 1987.

Massachusetts Investors Growth    Christian Felipe, a Senior Vice-President of MFS, has been employeed by the Adviser as a
  Stock Series                    portfolio manager since 1986.

New Discovery Series              Brian E. Stack, a Vice-President of MFS, has been employed by the Adviser as a portfolio manager since 1993. Prior to 1993, Mr. Stack was employed by Robertson, Stephens & Co. As a securities analyst.

Strategic Income Series           James T. Swanson, a Senior Vice-President of MFS, has been employeed by the Adviser since 1985.

The World Growth Series' assets are allocated by the Adviser among: domestic (i.e., U.S.) growth companies; foreign developed markets (e.g., Western European countries) growth companies; and foreign emerging markets (e.g., South American and Pacific Rim countries) growth companies.


The World Growth Series' assets allocated to domestic growth companies are managed by John W. Ballen, Senior Vice President, Toni Y. Shimura, Vice President, and David R. Mannheim, Senior Vice President of the Adviser, each of whom has been employed by the Adviser as a portfolio manager since 1984, 1987 and 1988, respectively.

The World Growth Series' assets allocated to foreign developed markets growth companies are managed by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS, and investment analysts employed by FCM and FCEM, with which MFS has entered into a strategic alliance, as described below. This portion of the World Growth Series' assets are further allocated among countries and industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the World Growth Series' investment objective within their assigned geographic and industry responsibility.

The World Growth Series' assets allocated to foreign emerging markets growth securities are managed by Dr. Arnab Kumar Banerji, Chief Investment Officer of FCEM. Dr. Banerji has been employed by FCEM as a portfolio manager since 1993. Prior to 1993, Dr. Barerji served as Joint Head of Emerging Markets for Citibank Global Asset Management since 1989.


Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for each series of the Series Fund. For these services, the Adviser receives a fee computed and paid monthly at an annual rate equal to:

                                                                                        MANAGEMENT FEE AS A % OF
SERIES                                                                             AVERAGE DAILY NET ASSETS ("ADNA")
------                                                                             ---------------------------------

Money Market ......................................................  0.50%
Government Securities .............................................  0.55%
High Yield ........................................................  0.75%
Capital Appreciation ..............................................  0.75% of the first $1 billion of ADNA
                                                                     0.675% of ADNA in excess of $1 billion
Conservative Growth ...............................................  0.55%
World Governments .................................................  0.75% of the first $300 million of ADNA
                                                                     0.675% of ADNA in excess of $300 million
Total Return ......................................................  0.75% of the first $300 million of ADNA
                                                                     0.675% of ADNA in excess of $300 million but less than $1
                                                                     billion
                                                                     0.60% of ADNA in excess of $1 billion
Managed Sectors ...................................................  0.75% of the first $300 million of ADNA
                                                                     0.675% of ADNA in excess of $300 million
Zero Coupon .......................................................  0.25%
World Growth ......................................................  0.90%
Research ..........................................................  0.75% of the first $300 million of ADNA
                                                                     0.675% of ADNA in excess of $300 million
Utilities .........................................................  0.75% of the first $300 million of ADNA
                                                                     0.675% of ADNA in excess of $300 million
World Asset Allocation ............................................  0.75% of the first $300 million of ADNA
                                                                     0.675% of ADNA in excess of $300 million
World Total Return ................................................  0.75% of the first $300 million of ADNA
                                                                     0.675% of ADNA in excess of $300 million
Emerging Growth ...................................................  0.75% of the first $300 million of ADNA
                                                                     0.675% of ADNA in excess of $300 million
MFS/Foreign & Colonial International Growth .......................  0.975% of the first $500 million of ADNA
                                                                     0.925% of ADNA in excess of $500 million
MFS/Foreign & Colonial International Growth and Income ............  0.975% of the first $500 million of ADNA
                                                                     0.925% of ADNA in excess of $500 million
MFS/Foreign & Colonial Emerging Markets Equity* ...................  1.25%
Value .............................................................  0.75% of the first $300 million of ADNA
                                                                     0.675% of ADNA in excess of $300 million
Research Growth and Income ........................................  0.75%
Bond ..............................................................  0.60%
Equity Income .....................................................  0.75%
Massachusetts Investors Growth Stock ..............................  0.75%
New Discovery .....................................................  0.90%
Research International ............................................  1.00%
Strategic Income ..................................................  0.75%


------------
*MFS has voluntarily agreed to reduce the series' management fee to 0% of average daily net assets. This voluntary fee reduction may be rescinded or changed at any time without notice to shareholders as to fees accruing after the date of such rescission.


For the Series Fund's fiscal year ended December 31, 1996 the Series Fund's Adviser received fees under the investment advisory agreements as follows:


                                                                                                             MANAGEMENT
                                                                                  MANAGEMENT                FEES WAIVED
                                                                                FEES PAID FOR              BY ADVISER FOR
                                                                                 FISCAL YEAR                FISCAL YEAR
SERIES                                                                            ENDED 1996     % ADNA      ENDED 1996     % ADNA
------                                                                            ----------     ------      ----------     ------
Money Market ..................................................................   $1,658,426      0.50%         N/A           N/A
Government Securities .........................................................    2,121,808      0.55%         N/A           N/A
High Yield ....................................................................    1,252,812      0.75%         N/A           N/A
Capital Appreciation ..........................................................    7,006,502      0.75%         N/A           N/A
Conservative Growth ...........................................................    2,320,310      0.55%         N/A           N/A
World Governments .............................................................    1,091,953      0.75%         N/A           N/A
Total Return ..................................................................    8,228,127      0.68%         N/A           N/A
Managed Sectors ...............................................................    1,729,822      0.75%         N/A           N/A
Zero Coupon ...................................................................       11,094      0.25%         N/A           N/A
World Growth ..................................................................    1,633,811      0.90%         N/A           N/A
Research ......................................................................    1,401,185      0.75%         N/A           N/A
Utilities .....................................................................      418,966      0.75%         N/A           N/A
World Asset Allocation ........................................................      390,024      0.75%         N/A           N/A
World Total Return ............................................................      194,413      0.75%         N/A           N/A
Emerging Growth ...............................................................      956,932      0.61%       $225,349       0.14%
MFS/Foreign & Colonial International Growth and Income ........................      185,572      0.78%         44,482       0.19%
MFS/Foreign & Colonial International Growth(1) ................................      N/A           N/A          14,479      0.975%
MFS/Foreign & Colonial Emerging Markets Equity(2) .............................      N/A           N/A          11,151       1.25%
Value(1) ......................................................................      N/A           N/A          27,382       0.75%

----------
(1) From the commencement of investment operations on June 3, 1996.
(2) From the commencement of investment operations on June 5, 1996.

MFS also serves as investment adviser to each of the funds in the MFS Family of Funds and to certain other registered investment companies established by MFS and/or Sun Life of Canada (U.S.). MFS Institutional Advisors, Inc., a wholly owned subsidiary of MFS, provides investment advice to substantial private clients. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $51.5 billion on behalf of 2.4 million investor accounts as of March 31, 1997, consisting of approximately $18.9 billion of assets invested in fixed income funds or portfolios, approximately $3.9 billion in foreign securities and approximately $27.9 billion in equity securities. MFS is a subsidiary of Sun Life of Canada (U.S.), which, in turn, is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Arnold D. Scott, Donald A. Stewart, John D. McNeil and Jeffrey L. Shames. Messrs. Brodkin, Shames and Scott are the Chairman, the President and the Secretary and a Senior Executive Vice President, respectively, of MFS, and Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies in the world and has been operating in the United States since 1895. The executive officers of MFS report directly to the Chairman of Sun Life.

John D. McNeil is the Chairman and a Trustee of the Series Fund and David D. Horn is a Trustee of the Series Fund. Both are directors and/or officers of Sun Life, Sun Life of Canada (U.S.) and Sun Life (N.Y.). Stephen E. Cavan, James R. Bordewick, Jr., W. Thomas London and James O. Yost are officers of the Series Fund and of MFS.

STRATEGIC ALLIANCE -- MFS has established a strategic alliance with FCM. The ownership of FCM is discussed below under "Sub-Advisers to the MFS/Foreign Colonial Series." As part of this alliance, the portfolio managers and investment analysts of MFS and FCM share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of FCM, and FCM has access to the extensive U.S. equity investment expertise of MFS. MFS and FCM each have investment personnel working in each other's offices in Boston and London respectively.

In certain instances there may be securities which are suitable for the Series Fund's portfolio as well as for portfolios of other clients of MFS or clients of FCM. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and FCM, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as a Series is concerned, in other cases, however, it may produce increased investment opportunities for a Series.

SUB-INVESTMENT ADVISERS -- The Advisory Agreements with respect to the MFS/ Foreign & Colonial Series and the World Growth Series permit the Adviser from time to time to engage one or more sub-advisers to assist in the performance of its services. MFS has engaged the following sub-advisers with respect to these series:

SUB-ADVISERS TO THE MFS/FOREIGN & COLONIAL SERIES
The Adviser has engaged FCM, a company incorporated under the laws of England and Wales (see "Strategic Alliance" above), located at Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, as sub-adviser to render advisory services to the MFS/Foreign & Colonial Series. FCM is a wholly owned subsidiary of Hypo Foreign & Colonial Management (Holdings) Ltd. ("Hypo F&C"). Sixty-five percent of the outstanding voting securities of Hypo F&C is owned by Hypo (U.K.) Holdings Ltd., which is a wholly owned subsidiary of HYPO-BANK (Bayerische Hypotheken-und Wechsel-Bank AG), the oldest publicly listed, and fifth largest, commercial bank in Germany, founded in 1835. The remaining thirty-five percent is owned by four closed-end, publicly listed investment trusts managed by FCM, including Foreign & Colonial Investment Trust PLC (which has a 30.5 percent interest). FCM has a history of money management dating from 1868 and the establishment of the world's oldest closed-end fund, Foreign & Colonial Investment Trust PLC. As of December 31, 1996, FCM managed approximately U.S. $42 billion of assets.

Under separate Sub-Advisory Agreements between the Adviser and FCM, each dated September 1, 1995 (the "Sub-Advisory Agreements"), the Adviser may delegate to FCM the authority to make investment decisions for each of the MFS/Foreign & Colonial Series. It is presently intended that FCM will provide portfolio management services for all of the assets of the International Growth Series and the Emerging Markets Equity Series and for the equity portion of the assets of the International Growth and Income Series. For its services, the Adviser pays FCM a management fee, computed and paid monthly, in an amount equal to 0.80% and 1.00% of the average daily net assets of the International Growth Series and the Emerging Markets Equity Series, respectively, on an annualized basis and 0.75% of the average daily net assets managed by FCM of the International Growth and Income Series on an annualized basis. As described under "Strategic Alliance" above, the Adviser and FCM have agreed to cooperate in distributing, advising and managing investment products throughout the world. In this arrangement they anticipate that certain expenses and revenues relating to their cooperative activities, including investment advisory fees received from the series and certain expenses incurred by MFS, FCM and their affiliates attributable to their services to the series, will be shared. FCM has voluntarily agreed to waive the management fee with respect to the Emerging Markets Equity Series. This waiver may be rescinded at any time without notice to shareholders as to fees accruing after the date of such rescission, although FCM has agreed not to rescind the waiver as long as MFS continues to waive its fees.

Each Sub-Advisory Agreement permits FCM from time to time to engage one or more sub-advisers to assist in the performance of its services. Pursuant to each Sub-Advisory Agreement, FCM has engaged FCEM, a company incorporated under the laws of England and Wales, located at Exchange House, Primrose Street, London EC2A, 2NY, United Kingdom, as sub-adviser to render advisory services to the MFS/Foreign & Colonial Series. FCEM is a subsidiary of FCM. FCEM serves as the investment adviser to public closed-end and open-end funds and segregated accounts specializing in emerging markets. As of December 31, 1996, FCEM managed approximately U.S.$4.7 billion of assets invested in emerging markets.

Under separate Sub-Advisory Agreements between FCM and FCEM, each dated September 1, 1995, FCM may delegate to FCEM the authority to make investment decisions for each of the MFS/Foreign & Colonial Series. It is presently intended that FCEM will provide portfolio management services for the portion of the assets of the series invested in emerging markets securities. For its services, FCM pays FCEM a management fee, computed and paid monthly, in an amount equal to 1.00% of the average daily net assets managed by FCEM of each series on an annualized basis. FCEM has voluntarily agreed to waive the management fee with respect to the Emerging Markets Equity Series. This waiver may be rescinded at any time without notice to shareholders as to fees accruing after the date of such recision, although FCEM has agreed not to rescind the waiver as long as MFS continues to waive its fees.

The identity and background of the portfolio managers for each of the MFS/ Foreign & Colonial Series is set forth below.

    International Growth Series -- Ian K. Wright, Director of the Board of FCM, Atul Patel, Assistant Director and Global Funds Manager of FCM and June Scott, Global Funds Manager of FCM, are the series' portfolio managers. Mr. Wright has been employed as a portfolio manager by FCM since 1981. Mr. Patel has been employed by FCM as a portfolio manager since 1994 before which he was employed by Bankers Trust Investment Management as Investment Manager since 1992 and by Gartmore Investment Management as Global Fund Manager since 1990. Ms. Scott has been employed by FCM as a portfolio manager since 1995, before which she completed her MBA at the London Business School. Prior to completing her MBA, Ms. Scott worked as a Quantitative Portfolio Analyst in the Equity Research Group at J.P. Morgan Investment Management in London.

    International Growth and Income Series -- Chilton Thomson, Chief Investment Officer of FCM, Atul Patel, Assistant Director and Global Funds Manager of FCM, and Richard O. Hawkins, a Senior Vice President of the Adviser, are the series' portfolio managers. Mr. Thomson has been employed by FCM as a portfolio manager since 1994 before which he was employed by Bankers Trust Investment Management as Chief International Investment Officer since 1992 and by Gartmore Investment Management as International Director since 1989. Mr. Patel has been employed by FCM as a portfolio manager since 1994 before which he was employed by Bankers Trust Investment Management as Investment Manager since 1992 and by Gartmore Investment Management as Global Fund Manager since 1990. Mr. Hawkins has been employed by the Adviser as a portfolio manager since 1988.

    Emerging Markets Equity Series -- Dr. Arnab Kumar Banerji, Chief Investment Officer of FCEM, and Jefferey Chowdry, a Director of FCEM, are the series' portfolio managers. Dr. Banerji has been employed by FCEM as a portfolio manager since 1993 before which he served as Joint Head of Emerging Markets for Citibank Global Asset Management since 1989. Mr. Chowdry has been employed by FCEM as a portfolio manager since 1994, before which he was a portfolio manager at BZW Investment Management.

SUB-ADVISERS TO THE WORLD GROWTH SERIES
The Adviser has engaged FCM and FCEM as sub-advisers to the World Growth Series. FCM and FCEM are described above under "Strategic Alliance" and "Sub-Advisers to the MFS/Foreign & Colonial Series."

Under the sub-investment advisory agreement between FCM and the Adviser dated May 1, 1996, the Adviser may delegate to FCM the authority to make investment decisions for the World Growth Series. It is intended that FCM, through FCEM, will provide portfolio management services for assets of the World Growth Series to be invested in emerging markets. For its services, the Adviser pays FCM an annual management fee computed and paid monthly, in an amount equal to 1.00% on an annualized basis of the average daily net asset value of the World Growth Series' assets managed by FCM.

The terms of the sub-advisory agreement with FCM (the "FCM Agreement") permit FCM from time to time to engage one or more sub-advisers to assist in the performance of its services. FCM has entered into a sub-advisory agreement with FCEM, dated May 1, 1996, under which FCM may delegate to FCEM FCM's obligations under the FCM Agreement, reflecting the fact that FCEM is the FCM affiliate that has the investment expertise in emerging markets. For these services, FCM pays FCEM a sub-advisory fee equal to 1.00% on an annualized basis of the average daily net asset value of the assets of the World Growth Series managed by FCEM. The Agreement with FCEM is substantially identical to the FCM Agreement.

ADMINISTRATOR -- MFS provides each series with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, each Series pays MFS an administrative fee up to 0.015% per annum of the series' average daily net assets, provided that the administrative fee is not assessed on series' assets that exceed $3 billion.

EXPENSES
The Series Fund pays the compensation of the four Trustees who are not affiliated with MFS or Sun Life of Canada (U.S.) as well as certain of its other expenses and fees, including governmental fees, taxes, brokerage expenses, fees and expenses of legal counsel, independent auditors, any shareholder servicing agent, dividend disbursing agent and the custodian and expenses of preparing, printing and mailing materials to shareholders and government authorities, in certain cases subject to limited reimbursement by MFS (see "Management of the Series Fund" in the SAI). Expenses which are not attributable to a specific series are allocated among the series in a manner believed to be fair and equitable to each.

Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the expenses of the MFS/Foreign & Colonial Emerging Markets Equity Series and the Research Growth and Income Series such that each such series' "Total Operating Expenses," which are defined to include all series' expenses except for interest, taxes, brokerage commissions and extraordinary expenses, do not exceed 1.50% per annum of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of the series' fiscal year in which such series' "Total Operating Expenses" are less than or equal to the Maximum Percentage.


Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the expenses of the Bond Series, Equity Income Series, Massachusetts Investors Growth Stock Series, New Discovery Series, Research International Series and Strategic Income Series, such that the Series' "Other Expenses," which are defined to include all Series expenses except for management fees, taxes, extraordinary expenses, brokerage and transaction costs, do not exceed 0.40%, 0.25%, 0.25%, 0.35%, 0.50%, and 0.50% per annum, respectively, of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of the Fund's fiscal year in which the Fund's "Other Expenses" are less than or equal to the Maximum Percentage.


POTENTIAL CONFLICTS
Shares of the Series Fund may be offered to Variable Accounts established by Sun Life of Canada (U.S.), Sun Life (N.Y.) and their affiliated companies to fund benefits under both variable annuity and variable life insurance products. The Series Fund does not anticipate any disadvantage to contract owners arising out of its simultaneous funding of both variable annuity and variable life insurance contracts. Such conflict could occur due to a change in laws affecting the operation of variable life and/or variable annuity separate accounts or for some other reason. The management of the Series Fund intends to monitor events in order to identify any material conflicts among the interests of variable annuity contract owners and the interests of variable life insurance contract owners and to determine what action, if any, should be taken in response. In addition, if Sun Life of Canada (U.S.) and/or Sun Life (N.Y.) believe the Series Fund's response to any such events or conflicts is insufficient to protect contract owners, they will take additional appropriate action. Such action might include withdrawal by one or more separate accounts of their investment in the Series Fund, which could force the Series Fund to liquidate portfolio securities at disadvantageous prices.


5.  ADDITIONAL INFORMATION WITH RESPECT TO SHARES OF EACH SERIES
PURCHASES
Sun Life of Canada (U.S.) and Sun Life (N.Y.) buy shares of each series at their net asset value without a sales charge for their Variable Accounts through the allocation of purchase payments made under Contracts issued by Sun Life of Canada (U.S.) and Sun Life (N.Y.) in accordance with the allocation instructions received from owners of the Contracts.


NET ASSET VALUE, DIVIDENDS AND DISTRIBUTIONS
The Net Asset Value of each series is determined as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading.

MONEY MARKET SERIES -- All the Net Income, as defined in the SAI, of the Money Market Series is declared as a dividend to its shareholders at the time of such determination. Shares purchased become entitled to dividends declared as of the first day following the date of investment. Dividends are distributed on the last business day of each month. If paid in the form of additional shares, dividends are paid at the rate of one share (and fraction thereof) for each one dollar (and fraction thereof) of dividend income attributable to the Money Market Series.

Securities held by the Money Market Series are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees determine that it does not constitute fair value for such purposes. Since the Net Income of the Money Market Series is declared as a dividend each time the Net Income of that series is determined, the net asset value per share of that series (i.e., the value of the net assets of that series divided by the number of its shares outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration.

It is expected that the Money Market Series will have a positive Net Income at the time of each determination thereof. If for any reason the Net Income determined at any time is a negative amount the Series Fund will first offset the negative amount against the dividends declared during the month and will then, to the extent necessary, reduce the number of its outstanding shares by treating each shareholder of that series as having contributed to the capital of that series that number of full and fractional shares in the account of such shareholder which represents his proportion of the negative amount. Each shareholder of the Money Market Series will be deemed to have agreed to such contribution in these circumstances by his investment in that series. This procedure will permit the net asset value per share of the Money Market Series to be maintained at a constant $1.00 per share. There can be no assurance that the Money Market Series will be able to maintain a stable net asset value of $1.00 per share, other than by such offset of dividends or reduction in the number of shares in a shareholder account.


ZERO COUPON SERIES -- The Net Asset Value of the shares of the Zero Coupon Series will be determined in accordance with the procedures set forth at page 55 of this Prospectus. This determination will be made at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading. MFS also will calculate the compounded annual yield that would result if all securities in the Portfolio were held until the liquidation date or until their maturity dates, if earlier (with the proceeds reinvested until the liquidation date). This is the anticipated yield for the Portfolio on a given date. It can also be expressed as the amount to which an investment of $10,000 is predicted to grow by the Portfolio liquidation date. To the extent permitted by regulations of the Securities and Exchange Commission, MFS will furnish both of these numbers on request.

ALL SERIES OTHER THAN THE MONEY MARKET SERIES AND ZERO COUPON SERIES -- With respect to these series, determination of the net asset value per share is made by deducting the liabilities of that series from the value of its assets and dividing the difference by the number of its shares outstanding. Equity securities in the portfolio of a series are normally valued at the last sale price during regular hours on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for unlisted securities or listed securities in which there were no sales during that day. Debt securities of U.S. issuers (other than short-term obligations) in any of these portfolios are normally valued on the basis of valuations provided by a pricing service since such valuations are believed to reflect the fair value of such securities. Valuations provided by the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing service. Use of the pricing services has been approved by the Board of Trustees. Short-term obligations in any of these portfolios (i.e., obligations maturing in not more than sixty days) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. All other securities, futures contracts and options in the series' portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during that day, at the last quoted bid price. Portfolio securities and other assets for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


All investments and assets are expressed in U.S. dollars based upon current currency exchange rates.


The Bond Series, Conservative Growth Series, Equity Income Series, High Yield Series, Government Securities Series, Research Growth and Income Series, Strategic Income Series, World Governments Series, Total Return Series, Zero Coupon Series and Utilities Series receive dividends, interest or other earnings from substantially all of their investments. Substantially all of the net income of all series (other than the Money Market Series, which is discussed above) is paid to their shareholders as a dividend at least annually. Each series will also distribute its net profits from the sale of securities, if any, on at least an annual basis.


DISTRIBUTIONS -- The Variable Accounts can choose to receive distributions from the Series Fund in either cash or additional shares. It is expected that the Variable Accounts will choose to receive distributions in additional shares. If the Variable Accounts choose to receive distributions in cash, they will reinvest the cash in the Series Fund to purchase additional shares at their net asset value.


TAX STATUS
Each series and each portfolio of the Zero Coupon Series is treated as a separate entity for federal income tax purposes. In order to minimize the taxes each series or portfolio would otherwise be required to pay, each individual series or portfolio of the Series Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). Because each series and portfolio intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any series or portfolio will be required to pay any federal income or excise taxes, although a series' foreign-source income may be subject to foreign withholding taxes.

REDEMPTIONS
Sun Life of Canada (U.S.) and Sun Life (N.Y.) will redeem shares of each series held in their Variable Accounts as they deem necessary to make benefit or surrender payments under the terms of their Contracts. Redemptions are processed on any day on which the net asset value of the Series Fund is calculated and are effected at the net asset value next determined after the redemption order is received.

The Series Fund may suspend the right of redemption with respect to the shares of any series only under the following unusual circumstances: when the New York Stock Exchange is closed or trading is restricted; when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or during any period when the Securities and Exchange Commission has by order permitted a suspension of redemptions for the protection of shareholders.

EXCHANGE PRIVILEGE
Shares of any series of the Series Fund may be exchanged for shares of any other series of the Series Fund (if shares of that series are available for purchase) at net asset value so as to facilitate exchanges among Sub-Accounts of the Variable Accounts as described in the prospectuses for the Variable Accounts. Such exchanges are treated as a redemption of shares in one series and a purchase of shares in one or more of the other series. If a substantial portion of any series' shares should be redeemed within a short period, the series might have to liquidate portfolio securities it might otherwise hold and also incur the additional costs related to such transactions.

Neither the Series Fund nor the Variable Accounts are designed for professional market timing organizations or other entities using programmed and frequent transfers. The Variable Accounts, in coordination with the Series Fund, reserve the right to temporarily or permanently refuse exchange requests if, in the Adviser's judgment, a series would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a series and therefore may be refused. Investors should consult the appropriate Variable Account prospectus that accompanies this prospectus for information on other specific limitations on the transfer privilege.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series Fund. The Series Fund presently has twenty series of shares and has reserved the right to create additional series of shares. Each share of a series represents an equal proportionate interest in that series with each other share of that series. Shares of each series participate equally in the earnings, dividends and assets of that series or portfolio. Shares when issued are fully paid and non-assessable. Shareholders are entitled to one vote for each share held. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Upon liquidation of the Series Fund, shareholders of each series would be entitled to share pro rata in the net assets of their respective series available for distribution to shareholders.

The Series Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of any series of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Series Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Series Fund and provides for indemnification and reimbursement of expenses out of the Series Fund property for any shareholder held personally liable for the obligations of the Series Fund. The Series Fund's Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Series Fund, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which both inadequate insurance existed and the Series Fund itself was unable to meet its obligations.

CONTENTS OF SAI
The Series Fund's SAI contains more detailed information about the Series Fund, including information related to (i) the Series Fund's investment policies and restrictions, (ii) its Trustees, officers, investment adviser and sub-investment advisers, (iii) portfolio transactions and brokerage commissions, (iv) the Series Fund's shares, including rights and liabilities of shareholders, and (v) various services and privileges provided by the Series Fund for the benefit of its shareholders. The following audited financial statements of the Series Fund are incorporated in the SAI by reference from the Series Fund's Annual Report to shareholders for the year ended December 31, 1996: Portfolios of Investments at December 31, 1996; Statements of Assets and Liabilities at December 31, 1996; Statements of Operations for the year ended December 31, 1996; and Statements of Changes in Net Assets for the years ended December 31, 1996 and December 31, 1995.

                                  APPENDIX A

                          DESCRIPTION OF INSTRUMENTS

AMERICAN DEPOSITARY RECEIPTS -- American Depositary Receipts ("ADRs") are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Each series that invests in foreign securities may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. These series may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the series' custodian in five days. Each such series may also execute trades on the U.S. markets using existing ADRs. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.

BANKERS' ACCEPTANCES -- Bankers' acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

BRADY BONDS -- Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Mexico, Uruguay, Venezuela, Costa Rica, Dominican Republic, Ecuador, Jordan, Argentina, Nigeria, Panama, Brazil, Bulgaria, Poland and the Philippines. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

CERTIFICATES OF DEPOSIT -- Certificates of deposit are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. An investment in certificates of deposit issued by foreign branches of U.S. or Canadian-chartered banks ("Eurodollar CD's") may be subject to risks in addition to those incurred by an investment in debt obligations issued in the United States. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the Eurodollar CD's, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on the Eurodollar CD's. Also, Eurodollar CD's are not insured by the Federal Deposit Insurance Corporation.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES -- Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets and any reinvestment income thereon provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is usually issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayment on a Mortgage Asset may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the series invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated under several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayment, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class CMOs ("PAC Bonds") generally require payments of the specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment of such securities having the highest priority after interest has been paid to all classes.

COMMERCIAL PAPER -- Commercial paper refers to promissory notes issued by corporations in order to finance their short-term credit needs.

CONVERTIBLE BONDS -- Convertible bonds are bonds which, at the option of the holder, are convertible into other securities of the issuer, usually into equity securities.

CORPORATE ASSET-BACKED SECURITIES -- Corporate asset-backed securities are issued by trusts and special purpose corporations and are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

As noted above, corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

CORPORATE OBLIGATIONS -- Corporate obligations include bonds and notes issued by corporations in order to finance long-term credit needs. The Money Market Series will invest only in corporate obligations which have a maturity when purchased of less than 13 months.


EMERGING GROWTH COMPANIES -- Emerging growth securities are securities of U.S. and foreign companies of any size that are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management, and market opportunities which are usually necessary to become more widely recognized as growth companies.

EMERGING MARKET SECURITIES -- Emerging market securities are securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser or a Sub-Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser or a Sub-Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.


The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities prices in emerging markets can be significantly more volatile and less liquid than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

These securities may be considered speculative and, while generally offering higher income and the potential for capital appreciation, may present significantly greater risk. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a series is uninvested and no return is earned thereon. The inability of a series to make intended security purchases due to settlement problems could cause the series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the series due to subsequent declines in values of the portfolio securities, a decrease in the level of liquidity in the series' portfolio, or, if the series has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the series bears the risk that the securities will not be delivered and that the series' payments will not be returned.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a series of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Series.

FOREIGN SECURITIES -- Investing in foreign securities involves considerations and risks not typically associated with investing in U.S. markets. Such investments may be favorably or unfavorably affected by changes in interest rates, currency exchange rates and exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances between nations. There may be less publicly-available information about a foreign company than about a domestic company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies. Foreign securities markets, while growing in volume, have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Fixed brokerage commissions and other transaction costs are generally higher than in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the United States, including the possibility of heavy taxation, political or social instability, limitations on the removal of funds or other assets of the series, expropriation of assets, diplomatic developments adverse to U.S. investors and difficulties in enforcing contractual obligations, and could be subjected to extended settlement periods.

As a result of its investments in foreign securities, a series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the series may promptly convert such currencies into dollars at the current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the series may hold such currencies for an indefinite period of time. The series may also hold foreign currency in anticipation of purchasing foreign securities.

While the holding of currencies will permit a series to take advantage of favorable movements in the applicable exchange rate, it also exposes the series to risk of loss if such rates move in a direction adverse to the series' position. Such losses could reduce any profits or increase any losses sustained by the series from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. Costs may also be incurred in connection with conversions between various currencies.

GOVERNMENT BACKED TRUST CERTIFICATES -- Government backed trust certificates ("GBTs") are obligations of certain private trusts formed for the purpose of refinancing certain foreign government loans. The assets of the trust typically include (a) a foreign government loan (the "Note"), 90% of principal and interest payments on which are backed by a full faith and credit guaranty of the United States government and (b) a beneficial interest in a trust holding direct obligations of the United States government, calculated to provide amounts equal to at least 10% of all principal and interest payments on the Note. Funds scheduled to be received from these assets are calculated to cover all scheduled distributions on the GBTs.

INDEXED SECURITIES -- The value of indexed securities is linked to foreign currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

The performance of indexed securities depends to a great extent on the performance of the securities, currencies, or other instruments to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.


LOANS, LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS -- By purchasing a loan or loan participation, the series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, government, or other borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The series may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations acquired by a series may involve revolving credit facilities or other standby financing commitments which obligate the series to pay additional cash on a certain date or on demand.


The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the series may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations and the risks related to transactions therein, see the SAI Appendix.

MORTGAGE PASS-THROUGH SECURITIES -- Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average life of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the series may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) will be guaranteed by either the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government but not guaranteed by the U.S. Government (such as the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage pass-through securities may also be issued by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (such as a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date. The repurchase price may be higher than the purchase price, the difference being income to the series, or the purchase and repurchase price may be the same, with interest at a standard rate due to the Series together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the coupon rate or maturity of the purchased security. Such transactions afford an opportunity for a series to earn a return on available cash. However the series may be subject to various delays and risks of loss (including risk of decline in market value of the underlying securities) if the seller is unable to meet its obligation to repurchase. In evaluating whether to enter into a repurchase agreement the Adviser will carefully consider the creditworthiness of the seller and will follow guidelines regarding the determination of creditworthiness established by the Board of Trustees of the Series Fund. A series may enter into repurchase agreements only with member banks of the Federal Reserve System, member firms (or subsidiaries thereof) of the New York Stock Exchange, recognized primary U.S. Government Securities dealers or other institutions that the Adviser has determined to be of comparable credit-worthiness, unless otherwise indicated.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the series will have the right to liquidate the securities. If at the time the series is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the series' exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Series. The Series Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, a series only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the series has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

RESTRICTED SECURITIES -- Restricted securities are securities that are subject to legal or contractual restrictions on resale, including securities which cannot be sold to the public without registration under the Securities Act of 1933 (the "Securities Act"). Unless registered for sale, such securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration, such as pursuant to Rule 144A under the Securities Act for offers and sales to "qualified institutional buyers". Consequently, there may be a more limited trading market for these securities and market quotations may be less readily available. However, as to certain restricted securities, a substantial market of qualified institutional buyers may develop pursuant to Rule 144A ("Rule 144A Securities"). A determination is made based upon a continuing review of the trading markets for the specific Rule 144A Security that such securities are readily marketable. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A Securities. The Board, however, retains oversight, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A Securities could have the effect of decreasing the level of liquidity in a series to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A Securities held in the series' portfolio. As a result, the series might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities. A series may invest in restricted securities as to which the Board has made such a determination of ready marketability, to the extent consistent with its investment objectives. Where the Board has not made such a determination, investments in restricted securities are subject to the series' investment restrictions on investments in securities that are not readily marketable.

STRIPPED MORTGAGE-BACKED SECURITIES -- Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government or by private originators of, or investors in, mortgage loans including savings and loan associations, mortgage banks, commercial banks and investment banks. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class) while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying Mortgage Assets experience more than anticipated prepayments of principal, a series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

U.S. GOVERNMENT SECURITIES -- U.S. Government Securities include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. government, e.g., obligations of Federal Home Loan Banks; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the Federal National Mortgage Association ("FNMA"). Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, in addition to those mentioned above, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Intermediate Credit Banks, Federal Land Banks, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Resolution Funding Corporation, the Financing Corporation, and the Federal Agricultural Mortgage Corporation.

No assurance can be given that the U.S. Government will provide financial support to instrumentalities sponsored by the U.S. Government as it is not obligated by law, in certain instances, to do so.

WARRANTS -- Warrants are certificates giving the holder the right, either for a specified period of time or indefinitely, to purchase a security at a stipulated price.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS -- Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not require the periodic payment of interest and deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates and/or credit quality than debt obligations which make regular payments of interest. A series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the series' distribution obligations.

                                  APPENDIX B


                            INVESTMENT TECHNIQUES


INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES:
Each series may, during periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, invest a large portion or all of the assets of a series in cash (including foreign currency) or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

LENDING OF PORTFOLIO SECURITIES
The Bond Series, Conservative Growth Series, Emerging Growth Series, Equity Income Series, Massachusetts Investors Growth Stock Series, New Discovery Series, Research Growth and Income Series, Research Series, Research International Series, Strategic Income Series, Total Return Series, Utilities Series, Value Series, World Asset Allocation Series, World Governments Series, World Total Return Series and World Growth Series and the MFS/Foreign & Colonial Series may seek to increase their income by lending portfolio securities to the extent consistent with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission. Such loans may be made to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange (unless otherwise indicated) and would be required to be secured continuously by collateral, including cash, U.S. Government Securities, or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. A series would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). For the duration of a loan, the series would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. A series would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the investment adviser to be of good standing, and when, in the judgment of the investment adviser, the consideration which could be earned currently from securities loans of this type justified the attendant risk. If the investment adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of a series' total assets.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS
The Bond Series, Government Securities Series, Equity Income Series, High Yield Series, Strategic Income Series, Total Return Series, Utilities Series, World Asset Allocation Series, World Governments Series and World Total Return Series may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the series sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The series will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. During the roll period, the series foregoes principal and interest paid on the mortgage-backed securities. The series is compensated for the lost interest by the difference between the current sales price and the lower price for the futures purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The series may also be compensated by receipt of a commitment fee.


In the event that the party with whom a series contracts to repurchase substantially similar securities on a future date fails to deliver such securities, the series may not be able to obtain such securities at the price specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price. The market value of securities purchased by the series may decline below the price of securities that the series has sold but is obligated to repurchase under the agreement. Under the terms of these transactions, the securities purchased may have different prepayment characteristics and both the series and the dealer may be permitted to over or underdeliver the aggregate principal amount of the securities by 2%.


OPTIONS, FUTURES AND FORWARD CONTRACTS
Certain series, as discussed below, may enter into transactions in options, futures and forward contracts on a variety of instruments and indexes, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to increase the series' gross income. The types of instruments that may be purchased and sold by each series and the permissible purposes of these transactions are described in the series' statement of investment objectives and policies. Among other risks, the trading of options, futures contracts and forward contracts entails the risk that, if the Adviser's judgment as to the general direction of interest or exchange rates is incorrect, the series' overall performance may be poorer than if it had not entered into any such contract. For example, if the series has hedged against the possibility of an increase in interest rates, and rates instead decline, the series will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments. The SAI Appendix, which should be read in conjunction with the following section, contains a further discussion of the nature of the transactions which may be entered into and the risks associated therewith.

OPTIONS ON SECURITIES AND SECURITIES INDICES
The Bond Series, Capital Appreciation Series, Emerging Growth Series, Equity Income Series, Government Securities Series, Managed Sectors Series, Massachusetts Investors Growth Stock Series, New Discovery Series, Research Growth and Income Series, Research International Series, Strategic Income Series, Utilities Series, Value Series, World Asset Allocation Series, World Governments Series, World Growth Series and World Total Return Series and the MFS/Foreign & Colonial Series may write (sell) "covered" call and put options and purchase call and put options on securities or securities indices. These transactions may be designed for the purpose of increasing a series' return on such securities and/or to protect the value of its portfolio. In particular, where the series writes an option which expires unexercised or is closed out by the series at a profit, it will retain the premium paid for the option (less related transaction costs) which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security or index moves adversely to the series' position, the option may be exercised and the series will be required to purchase or sell the underlying security or index at a disadvantageous price, which may only be partially offset by the amount of the premium. The series may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.


By writing a call option on a security, the series limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the series retains the risk of depreciation in value of securities on which it has written call options.

A series may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the series wants to purchase at a later date, or, in the case of an option on a stock index, to attempt to reduce the risk of missing a market or industry segment advance. In the event that the expected market fluctuations occur, the series may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the series upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the series.

"Yield curve" options are options on the yield "spread," or yield differential between two securities. In contrast to other types of options a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options will be "covered" but could involve additional risks, as discussed in the SAI Appendix.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
The Bond Series, Capital Appreciation Series, Emerging Growth Series, Equity Income Series, Government Securities Series, Managed Sectors Series, Massachusetts Investors Growth Stock Series, New Discovery Series, Research Growth and Income Series, Research International Series, Strategic Income Series, Utilities Series, Value Series, World Asset Allocation Series, World Governments Series, World Growth Series, World Total Return Series and the MFS/Foreign & Colonial Series may enter into contracts for the purchase or sale for future delivery of securities, securities indexes or currency ("futures contracts"). These instruments may be used for hedging purposes, in order to protect the series' current or intended investments from a decline in value due to changes in exchange rates or interest rates or declines in the stock market, and for non-hedging purposes subject to applicable law. With respect to hedging purposes, if an anticipated decrease in the value of portfolio securities or currency occurs as a result of market movements, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired may be offset, in whole or in part, by gains on futures contracts purchased. The series will incur brokerage fees when it purchases and sells futures contracts, and will be required to maintain margin deposits. In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the series, if its investment judgment about the general direction of exchange rates, interest rates or the stock market is incorrect, the series' overall performance may be poorer than if it had not entered into any such contract and the series may realize a loss. The series will not enter into any futures contract if immediately thereafter the value of securities and other obligations underlying all such futures contracts would exceed 50% of the value of its total assets.


These series may also purchase and write options on such futures contracts. Purchases of options on futures contracts may present less risk in hedging the series' portfolio than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of options on futures contracts, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the series may suffer a loss on the transaction. These transactions may also be used for non-hedging purposes, to the extent permitted by applicable law.

In order to assure that the series will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission (the "CFTC") require that the series enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the series' assets. In addition, the series must comply with the requirements of various state securities laws in connection with such transactions.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS ("FORWARD CONTRACTS")
The Bond Series, Capital Appreciation Series, Emerging Growth Series, Equity Income Series, Managed Sectors Series, Massachusetts Investors Growth Stock Series, New Discovery Series, Research Growth and Income Series, Research International Series, Research Series, Strategic Income Series, Utilities Series, Value Series, World Asset Allocation Series, World Governments Series, World Growth Series, World Total Return Series and the MFS/Foreign & Colonial Series may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "forward contract"). Forward contracts may be entered into for hedging and non-hedging purposes. Hedging purposes include seeking to minimize the risk to the series from adverse changes in the relationship between the U.S. dollar and foreign currencies. Transactions in forward contracts entered into for hedging purposes may include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. The series may also enter into forward contracts for "cross hedging" purposes, e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. By entering into such transactions, however, the series may be required to forgo the benefits of advantageous changes in exchange rates. Certain series may also enter into transactions in forward contracts for other than hedging purposes. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, a series may purchase or sell such currency, respectively, through a forward contract. If the expected changes in the value of the currency occur, the series will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, such series may sustain losses which will reduce its gross income. Such transactions may be considered speculative and could involve significant risk of loss, as set forth below. Forward contracts are traded over-the- counter, and not on organized commodities or securities exchanges; as a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in future contracts or options traded on exchanges. The series have established procedures consistent with statements of the Securities and Exchange Commission (the "SEC") and its staff regarding the use of forward contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.


Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and options contracts described above.


OPTIONS ON FOREIGN CURRENCIES
The Bond Series, Emerging Growth Series, Equity Income Series, Massachusetts Investors Growth Stock Series, New Discovery Series, Research Growth and Income Series, Research International Series, Strategic Income Series, Utilities Series, Value Series, World Asset Allocation Series, World Governments Series, World Growth Series, World Total Return Series and the MFS/Foreign & Colonial Series may purchase and write options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the series may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the series' position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. The series may also choose to, or be required to, receive delivery of the foreign currencies underlying options on foreign currencies it has entered into. Under certain circumstances, such as where the Adviser or a Sub-Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received, or the Adviser or Sub-Adviser anticipates for any other reason that the exchange rate will improve, the series may hold such currencies for an indefinite period of time. (See "Appendix A--Foreign Securities" for information on the risks associated with holding foreign currency.)


RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS:
Even where a series enters into transactions in futures contracts, options on futures contracts, forward contracts and options for hedging purposes, such transactions do involve certain risks. For example, a lack of correlation between the index or instrument underlying an option, futures contract or forward contract and the assets being hedged, or unexpected adverse price movements, could render the series' hedging strategy unsuccessful and could result in losses. "Cross hedging" transactions may involve greater correlation risks. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the series may be required to maintain a position until exercise or expiration, which could result in the series' being unable to control losses. As noted, certain series may also enter into transactions in such instruments (except for options on foreign currencies) for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, a series may experience losses which are not offset by gains on other portfolio positions, thereby lowering the series' return and the loss from investing in certain futures transactions is potentially unlimited. In addition, the markets for such instruments may be extremely volatile from time to time, as discussed in the SAI Appendix, which could increase the risks incurred by the series in entering into such transactions. Gains and losses on investments in such instruments depend on the ability of the Adviser or Sub-Adviser to predict correctly the direction of stock prices, interest rates or other economic factors affecting market conditions and incorrect decisions by the Adviser or Sub-Adviser may cause a series to experience losses or otherwise reduce its return.

Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while forward contracts may be entered into only in the over-the-counter market. Futures contracts and options on futures contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission (the "CFTC") and on foreign exchanges. The securities underlying options and futures contracts traded by a series may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.


SHORT SALES
If the New Discovery Series anticipates that the price of a security will decline, it may sell the security short and borrow the same type of security from a broker or other institution to complete the sale. A Series may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Series must replace the borrowed security. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchaes can equal only the total amount invested. The New Discovery Series will segregate liquid assets to cover its short sale obligations. The New Discovery Series will not sell short securities whose underlying value exceeds 40% of its net assets.

SWAPS AND RELATED TRANSACTIONS
The Bond Series, Equity Income Series, Massachusetts Investors Growth Stock Series, New Discovery Series, Research Growth and Income Series, Research International Series, Strategic Income Series, World Asset Allocation Series, World Governments Series, World Total Return Series and the MFS/Foreign & Colonial Series may enter into interest rate swaps, currency swaps and other types of available swap agreements (such as caps, collars and floors), as one way of managing their exposure to different types of investments. These transactions involve the exchange by a series with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the series might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.


These series may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Series' investment exposure from one type of investment to another. For example, if a series agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease a Series' exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Series' investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a series' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A series may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

Swaps, caps, floors and collars are highly specialized activities which involve certain risks different from those associated with ordinary portfolio transactions. See the SAI Appendix for further information on, and the risks involved in, these activities.


"WHEN-ISSUED" SECURITIES
The Bond Series, Emerging Growth Series, Equity Income Series, Government Securities Series, High Yield Series, Massachusetts Investors Growth Stock Series, New Discovery Series, Research Growth and Income Series, Research International Series, Strategic Income Series, Utilities Series, Value Series, World Asset Allocation Series, World Governments Series, World Growth Series, World Total Return Series and the MFS/Foreign & Colonial Series may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although a series is not limited to the amount of securities for which it may have commitments to purchase on such basis, it is expected that under normal circumstances, a series will not commit more than 30% of its assets to such purchase. A series does not pay for the securities until received or start earning interest on them until the settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such basis, a series will normally invest in short-term securities that offer same-day settlement and earnings, but that may bear interest at a lower rate than longer term securities.


When a series commits to purchase a security on a "when issued" or "forward delivery" basis it will set up a segregated account consistent with the statements of the SEC referred to above under "Forward Foreign Currency Exchange Contracts." While the series do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, if a series determines it is necessary to sell the "when issued" or "forward delivery" securities before delivery, it may incur a gain or a loss because of market fluctuations since the time the commitment to purchase such securities was made.

                                  APPENDIX C

DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ("S&P"), FITCH, INVESTORS SERVICE, INC. ("FITCH"), DUFF & PHELPS CREDIT RATING CO. ("DUFF & PHELPS") AND MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") HIGHEST COMMERCIAL PAPER RATINGS AND BOND RATINGS:


A-1 AND P-1 COMMERCIAL PAPER RATINGS
Description of S&P and Moody's highest commercial paper ratings:

        The rating "A" is the highest commercial paper rating assigned by S&P and issues so rated are regarded as having the greatest capacity for timely payment. Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

        The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior ability for repayment. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

BOND/DEBT RATINGS
The ratings of S&P, Fitch and Moody's represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

S&P DEBT RATINGS
AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR: indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

FITCH'S BOND RATINGS
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.


DUFF & PHELPS' BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "D-1+".

A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB. Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB. Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business, and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B. Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC. Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

Plus (+) or Minus (-). Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR. Indicates that Duff & Phelps does not rate the specific issue.

DUFF & PHELPS' SHORT-TERM RATINGS

D-1+.Highest certainty of timely payment. Short-term liquidity, including internal operation factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

D-1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3. Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4. Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5. Issuer failed to meet scheduled principal and/or interest payments.


MOODY'S BOND RATINGS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance or other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

        1. An application for rating was not received or accepted.

        2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

        3. There is a lack of essential data pertaining to the issue or issuer.

        4. The issue was privately placed, in which case the rating is not published in Moody's publications.

    Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

    Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                  APPENDIX D


                               INDUSTRY SECTORS

The Managed Sectors Series seeks to achieve its investment objective by varying the weighting of its portfolio among the following thirteen industry sectors (i.e., industry groupings):

        (1) AUTOS AND HOUSING SECTOR: companies engaged in the design, production and sale of automobiles, automobile parts, mobile homes and related products, and in the design, construction, renovation and refurbishing of residential dwellings. The value of automobile industry securities is affected by foreign competition, consumer confidence, consumer debt and installment loan rates. The housing construction industry is affected by the level of consumer confidence, consumer debt, mortgage rates and the inflation outlook.

        (2) BASIC MATERIALS AND CONSUMER STAPLES SECTOR: companies engaged in providing consumer goods and services such as: the design, processing, production and storage of packaged, canned, bottled and frozen foods and beverages; and the design, production and sale of home furnishings, appliances, clothing, accessories, cosmetics and perfumes. Certain such companies are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Also, the success of food- and fashion-related products may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

        (3) DEFENSE AND AEROSPACE SECTOR: companies engaged in the research, manufacture, or sale of products or services related to the defense and aerospace industries, such as: air transport; data processing or computer-related services; communications systems; military weapons and transportation; general aviation equipment, missiles, space launch vehicles and spacecraft; units for guidance, propulsion and control of flight vehicles; and airborne and ground-based equipment essential to the test, operation and maintenance of flight vehicles. Since such companies rely largely on U.S. (and other) governmental demand for their products and services, their financial conditions are heavily influenced by federal (and other governmental) defense spending policies.

        (4) ENERGY SECTOR: companies in the energy field, including oil, gas, electricity and coal as well as nuclear, geothermal, oil shale and solar sources of energy. The business activities of companies comprising this sector may include: production, generation, transmission, marketing, control or measurement of energy or energy fuels; provision of component parts or services to companies engaged in such activities; energy research or experimentation; environmental activities related to the solution of energy problems; and activities resulting from technological advances or research discoveries in the energy field. The value of such companies' securities varies based on the price and supply of energy fuels and may be affected by events relating to international politics, energy conservation, the success of exploration projects, and the tax and other regulatory policies of various governments.

        (5) FINANCIAL SERVICES SECTOR: companies providing financial services to consumers and industry, such as: commercial banks and savings and loan associations; consumer and industrial finance companies; securities brokerage companies; leasing companies; and firms in all segments of the insurance field (such as multiline, property and casualty, and life insurance). These kinds of companies are subject to extensive governmental regulations, some of which regulations are currently being studied by Congress. The profitability of these groups may fluctuate significantly as a result of volatile interest rates and general economic conditions.

        (6) HEALTH CARE SECTOR: companies engaged in the design, manufacture or sale of products or services used in connection with health care or medicine, such as: pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in biotechnology, medical diagnostic and biochemical research and development; and companies involved in the operation of health care facilities. Many of these companies are subject to government regulation, which could affect the price and availability of their products and services. Also, products and services in this sector could quickly become obsolete.

        (7) INDUSTRIAL GOODS AND SERVICES SECTOR: companies engaged in the research, development, manufacture or marketing of products, processes or services related to the agriculture, chemicals, containers, forest products, non-ferrous metals, steel and pollution control industries, such as: synthetic and natural materials, for example, chemicals, plastics, fertilizers, gases, fibers, flavorings and fragrances; paper; wood products; steel and cement. Certain companies in this sector are subject to regulation by state and federal authorities, which could require alteration or cessation of production of a product, payment of fines or cleaning of a disposal site. In addition, since some of the materials and processes used by these companies involve hazardous components, there are risks associated with their production, handling and disposal. The risk of product obsolescence is also present.

        (8) LEISURE SECTOR: companies engaged in the design, production or distribution of goods or services in the leisure industry, such as: television and radio broadcast or manufacture; motion pictures and photography; recordings and musical instruments; publishing; sporting goods, camping and recreational equipment; sports arenas; toys and games; amusement and theme parks; travel-related services and airlines; hotels and motels; fast food and other restaurants; and gaming casinos. Many products produced by companies in this sector--for example, video and electronic games--may quickly become obsolete.

        (9) RETAILING SECTOR: companies engaged in the retail distribution of home furnishings, food products, clothing, pharmaceuticals, leisure products and other consumer goods, such as: department stores; supermarkets; and retail chains specializing in particular items such as shoes, toys or pharmaceuticals. The value of securities in this sector will fluctuate based on consumer spending patterns, which depend on inflation and interest rates, level of consumer debt and seasonal shopping habits. The success or failure of a particular company in this highly competitive sector will depend on such company's ability to predict rapidly changing consumer tastes.

        (10) TECHNOLOGY SECTOR: companies which are expected to have or develop products, processes or services which will provide or will benefit significantly from technological advances and improvements or future automation trends in the office and factory, such as: semiconductors: computers and peripheral equipment; scientific instruments; computer software; telecommunications; and electronic components, instruments and systems. Such companies are sensitive to foreign competition and import tariffs. Also, many products produced by companies in this sector may quickly become obsolete.

        (11) TRANSPORTATION SECTOR: companies involved in the provision of transportation of people and products, such as: airlines, railroads and trucking firms. Revenues of companies in this sector will be affected by fluctuations in fuel prices resulting from domestic and international events, and government regulation of fares.

        (12) UTILITIES SECTOR: companies in the public utilities industry and companies deriving a substantial majority of their revenues through supplying public utilities such as: companies engaged in the manufacture, production, generation, transmission and sale of gas and electric energy; and companies engaged in the communications field, including telephone, telegraph, satellite, microwave and the provision of other communication facilities to the public. The gas and electric public utilities industries are subject to various uncertainties, including the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas, and risks associated with the construction and operation of nuclear power facilities.

        (13) FOREIGN SECTOR:
    companies whose primary business activity takes place outside of the United States. The securities of foreign companies would be heavily influenced by the strength of national economies, inflation levels and the value of the U.S. dollar versus foreign currencies. Foreign investments will be subject to certain risks not generally associated with domestic investments. Such investments may be favorably or unfavorably affected by changes in interest rates, currency exchange rates and exchange control regulations, and costs may be incurred in connection with conversions between currencies. In addition, investments in foreign countries could be affected by less favorable tax provisions, less publicly available information, less securities regulation, political or social instability, limitations on the removal of funds or other assets of the Managed Sectors Series, expropriation of assets, diplomatic developments adverse to U.S. investments and difficulties in enforcing contractual obligations.

Diversified companies will generally be included in the sector of their predominant industry activity, as determined by the Adviser.

PRINCIPAL SECTORS OF THE UTILITIES INDUSTRY
The principal sectors of the utilities industry in which the Utilities Series may invest are discussed below.

ELECTRIC -- The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. Domestic electric utility companies, in general, recently have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies recently have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies historically have been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate.

In the U.S., the construction and operation of nuclear power facilities is subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for the de-commissioning of such plants.

TELECOMMUNICATIONS -- The telephone industry is large and highly concentrated. Companies that distribute telephone services and provide access to the telephone networks comprise the greatest portion of this segment. Telephone companies in the U.S. are still experiencing the effects of the breakup of American Telephone & Telegraph Company, which occurred in 1984. Since 1984, companies engaged in telephone communication services have expanded their non-regulated activities into other businesses, including cellular telephone services, data processing, equipment retailing, computer software and hardware services, and financial services. This expansion has provided significant opportunities for certain telephone companies to increase their earnings and dividends at faster rates than had been allowed in traditionally regulated businesses. Increasing competition, technological innovations and other structural changes, however, could adversely affect the profitability of such utilities.

GAS -- Gas transmission companies and gas distribution companies are also undergoing significant changes. In the U.S., interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Adviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal.

WATER -- Water supply utilities are companies that collect, purify, distribute and sell water. In the U.S. and around the world, the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth.

                                  APPENDIX E


                         PORTFOLIO COMPOSITION CHARTS

                 FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

The charts below show the percentages of the Series' assets at December 31, 1996 invested in bonds assigned to the various rating categories by S&P, Moody's (provided only for securities not rated by S&P) and Fitch (provided only for securities not rated by S&P or Moody's) and in unrated bonds determined by the Adviser to be of comparable quality. For a split rated bond, the S&P rating is used, and when an S&P rating is unavailable, secondary sources are selected in the following order: Moody's and Fitch.

                              HIGH YIELD SERIES

                                                          UNRATED
                                                          BONDS OF
                                                         COMPARABLE
RATING                             COMPILED RATINGS       QUALITY        TOTAL
------                           ----------------        ----------      -----
AAA/Aaa ........................          --                 --            --
AA/Aa ..........................          --                 --            --
A/A ............................          --                 --            --
BBB/Baa ........................          --                 --            --
BB/Ba ..........................        12.76%               --          12.76%
B/B ............................        71.66%             2.70%         74.36%
CCC/Caa ........................         4.33%             0.04%          4.37%
CC/Ca ..........................          --                 --            --
C/C ............................          --                 --            --
Default ........................         0.60%               --           0.60%
                                        -----               ---          -----
Total ..........................        89.35%             2.74%         92.09%

                        WORLD ASSET ALLOCATION SERIES

                                                          UNRATED
                                                          BONDS OF
                                                         COMPARABLE
RATING                           COMPILED RATINGS         QUALITY        TOTAL
------                           ----------------        ----------      -----
AAA/Aaa ........................         3.37%               --           3.37%
AA/Aa ..........................         4.11%               --           4.11%
A/A ............................          --                 --            --
BBB/Baa ........................         0.33%               --           0.33%
BB/Ba ..........................         1.68%               --           1.68%
B/B ............................         7.36%               --           7.36%
CCC/Caa ........................         0.31%               --           0.31%
CC/Ca ..........................          --                 --            --
C/C ............................          --                 --            --
Default ........................          --                 --            --
                                        -----               ---          -----
Total ..........................        17.16%               --          17.16%

The charts do not necessarily indicate what the composition of the Series' portfolios will be in subsequent years. Rather, the Series' investment objectives, policies and restrictions indicate the extent to which the Series may purchase securities in the various categories.

                                                  MFS/SUN LIFE SERIES TRUST
                                                  An Open-End Management
                                                  Investment Company

                                                  INVESTMENT ADVISER
                                                  Massachusetts Financial
                                                  Services Company
                                                  500 Boylston Street, Boston,
                                                  MA 02116
                                                  (617) 954-5000

                                                  CUSTODIAN
                                                  State Street Bank and Trust
                                                  Company
                                                  225 Franklin Street, Boston,
                                                  MA 02110

                                                  SHAREHOLDER SERVICING AGENT
                                                  MFS Service Center, Inc.
                                                  MAILING ADDRESS:
                                                  P.O. Box 1024, Boston, MA
                                                  02103
                                                  BUSINESS ADDRESS:
                                                  500 Boylston Street, Boston,
                                                  MA 02116

                                                  AUDITORS
                                                  Deloitte & Touche LLP
                                                  125 Summer Street, Boston,
                                                  MA 02110



SUN-1-5/97/185M

                          MFS/SUN LIFE SERIES TRUST


                     STATEMENT OF ADDITIONAL INFORMATION

                                 May 1, 1997
-------------------------------------------------------------------------------


                              TABLE OF CONTENTS
                                                                           Page
                                                                           ----
1. Definitions ..........................................................     2
2. Investment Objectives, Policies and Restrictions .....................     2
3. Management of the Series Fund ........................................     9
      Trustees ..........................................................     9
      Officers ..........................................................    10
      Investment Adviser ................................................    10
      Administrator .....................................................    13
      Custodian .........................................................    14
      Shareholder Servicing Agent .......................................    14
4. Independent Accountants and Financial Statements .....................    14
5. Additional Information with Respect to Shares of Each Series .........    14
      Purchases .........................................................    14
      Exchange Privilege ................................................    14
      Net Asset Value, Dividends and Distributions ......................    14
      Tax Status ........................................................    16
      Description of Shares, Voting Rights and Liabilities ..............    16
6. Portfolio Transactions and Brokerage Commissions .....................    16
   Appendix .............................................................    19


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Series Fund's Prospectus dated May 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Sun Life Annuity Service Center, P.O. Box 1024, Boston, Massachusetts 02103, telephone (800) 752-7215.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1.  DEFINITIONS
"Series Fund"                 --   MFS/Sun Life Series Trust, a Massachusetts
                                   business trust. The Series Fund changed its name from "Compass Series Trust" in January,
                                   1985. The shares of each series will be used to fund benefits under variable annuity contracts and variable life insurance contracts.

"Sun Life of Canada (U.S.)"    --   Sun Life Assurance Company of Canada (U.S.),
                                   a Delaware corporation.
"Sun Life (N.Y.)"             --   Sun Life Insurance and Annuity Company of New
                                   York, a New York corporation.
"Contracts"                   --   Variable annuity and variable life insurance
                                   contracts issued by Sun Life of Canada
                                   (U.S.), Sun Life (N.Y.) or any of their
                                   affiliated companies.
"Variable Accounts"           --   Variable accounts established by Sun Life of
                                   Canada (U.S.), Sun Life (N.Y.) and their
                                   affiliated companies to fund Contracts.
"MFS" or the "Adviser"        --   Massachusetts Financial Services Company, a
                                   Delaware corporation.
"Prospectus"                  --   The Prospectus of the Series Fund, dated May
                                   1, 1997, as amended or supplemented from time to time.


2.  INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
INVESTMENT OBJECTIVES AND POLICIES


The investment objectives and policies of the twenty-six series of the Series Fund are described in the Prospectus. More information about some of the series' investment instruments and techniques can be found in the Appendix to this SAI. There can be no assurance that the investment objectives of any series will be achieved. Shareholder approval is not required to change the investment objectives of any series or the manner in which each series seeks to achieve its objectives.


INVESTMENT RESTRICTIONS
The Series Fund has adopted the following policies which apply to the various series and, except where specifically indicated, cannot be changed with respect to any series without the approval of the holders of a majority of the shares of that series (which, as used in this SAI, means the lesser of (i) 67% or more of the outstanding shares present at a meeting at which holders of more than 50% of the outstanding shares are represented in person or by proxy, or (ii) more than 50% of the outstanding shares):

(1) INVESTMENT RESTRICTIONS THAT APPLY TO THE CAPITAL APPRECIATION SERIES, CONSERVATIVE GROWTH SERIES, GOVERNMENT SECURITIES SERIES, HIGH YIELD SERIES, MANAGED SECTORS SERIES, MONEY MARKET SERIES, TOTAL RETURN SERIES, WORLD GOVERNMENTS SERIES AND ZERO COUPON SERIES.

None of these series may, except as indicated:

    (1) Enter into repurchase agreements if, as a result of such agreement, more than 10% of the series' total assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

    (2) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its investment objectives and policies are not prohibited; and provided that the Conservative Growth Series, Total Return Series, World Governments Series and Managed Sectors Series may purchase a portion of an issue of debt securities of types commonly distributed privately to financial institutions, and provided that this shall not prohibit the World Governments Series, Total Return Series or Conservative Growth Series from lending securities in accordance with their investment objectives or the Managed Sectors Series from purchasing convertible debt instruments consistent with its investment objectives. For the purposes of this restriction, the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

    (3) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 1/3 of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the total assets of any series falls below an amount equal to three times the amount of its indebtedness for money borrowed, that series will, within three business days, reduce its indebtedness to the extent necessary. No series will borrow for leverage purposes. No series will purchase any investments while borrowings are outstanding. For this purpose a borrowing shall not be deemed the issuance of a senior security.

    (4) Write, purchase or sell puts, calls or combinations thereof, provided however that warrants and convertible securities may be purchased and sold by a series, and provided further that this shall not prevent the Capital Appreciation Series, the Government Securities Series, the World Governments Series or the Managed Sectors Series from writing, purchasing and selling puts, calls or combinations thereof or from purchasing, owning, holding or selling contracts for the future delivery of securities or currencies in accordance with their objectives and policies.

    (5) Purchase or retain the securities of any issuer if any of the members of the Board of Trustees or the Directors and Officers of Sun Life of Canada (U.S.), Sun Life (N.Y.) or MFS own beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

    (6) Invest for the purpose of exercising control or management of another issuer.

    (7) Invest in oil, gas or other mineral exploration or development programs.

    (8) Purchase securities of other investment companies, except that the Government Securities Series may purchase U.S. Government-related Securities in accordance with its investment objectives and policies; and except, as regards the Total Return Series, the World Governments Series and the Managed Sectors Series, by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; and provided, however that the Managed Sectors Series shall not purchase the securities of any investment company if such purchase at the time thereof would cause more than 10% of the series' total assets (taken at market value) to be invested in the securities of such issuers; and provided, further, that these series shall not purchase securities issued by any registered open-end investment company.

    (9) Underwrite securities issued by others except to the extent the series may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

    (10) Make short sales of securities or purchase any securities on margin except to obtain such short term credits as may be necessary for the clearance of transactions; provided that this shall not prevent the Capital Appreciation Series, Government Securities Series, World Governments Series or Managed Sectors Series from making margin deposits in connection with options, Futures Contracts, Options on Futures Contracts, Forward Contracts or options on foreign currencies; and provided that this shall not prevent the Total Return Series, Managed Sectors Series or Conservative Growth Series from making any short sales of securities or selling a security which it does not own if, by virtue of its ownership of other securities, the series has, at the time of sale, a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

    (11) Invest in commodities or commodity futures contracts or in real estate; except that this restriction shall not prevent the Capital Appreciation Series, Government Securities Series, World Governments Series or Managed Sectors Series from writing, selling or purchasing Futures Contracts, Options on Futures Contracts, Forward Contracts or options on foreign currencies or from holding or selling real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities in accordance with their investment objectives and policies and provided that this restriction shall not apply to the Conservative Growth Series;

(2) INVESTMENT RESTRICTIONS THAT APPLY ONLY TO THE CAPITAL APPRECIATION SERIES

The Capital Appreciation Series will operate under the general investment restrictions described above. In addition, the Capital Appreciation Series will not:

    (1) Purchase securities of any issuer (other than obligations of, or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, more than 5% of the value of its assets would be invested in the securities of that issuer.

    (2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks shall each be considered one class.

    (3) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric, and gas utilities shall each be considered a separate industry.

    (4) Invest more than 10% of its total assets in securities of issuers which are not readily marketable (including repurchase agreements maturing in more than seven days).

(3) INVESTMENT RESTRICTIONS THAT APPLY ONLY TO THE CONSERVATIVE GROWTH SERIES

The Conservative Growth Series will operate under the general investment restrictions described above. In addition, the Conservative Growth Series will not:

    (1) Pledge, mortgage or hypothecate an amount of assets which (taken at market value) exceeds 15% of its gross assets (taken at the lower of cost or market value).

    (2) Concentrate more than 25% of the value of its assets in any one industry.

    (3) Purchase securities of any issuer (other than obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, more than 5% of the value of its assets would be invested in the securities of that issuer.

    (4) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Conservative Growth Series; or purchase securities of any issuer if such purchase at the time thereof would cause the Conservative Growth Series to hold more than 10% of any class of securities of such issuer. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

    (5) Invest more than 10% of its total assets, taken at market value, in securities of issuers which are not readily marketable (including repurchase agreements maturing in more than seven days).

    (6) Purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein) or mineral leases, commodities or commodity contracts in the ordinary course of its business. The Conservative Growth Series reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities, but will not purchase securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts.

(4) INVESTMENT RESTRICTIONS THAT APPLY ONLY TO THE GOVERNMENT SECURITIES
    SERIES

The Government Securities Series will operate under the general investment restrictions described above. In addition, the Government Securities Series will not:

    (1) Purchase securities of any issuer (other than obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities that are backed by the full faith and credit of the United States Government) if, as a result of such purchase, more than 10% of the value of its assets would be invested in securities of that issuer (for this purpose, investments in certificates representing individual interests in pools of U.S. Treasury securities will be treated as direct investments in U.S. Treasury obligations).

    (2) Purchase more than 10% of any class of securities of any issuer (for this purpose all indebtedness of an issuer shall be deemed a single class).

    (3) Purchase equity securities or voting securities.

    (4) Purchase interests in pools of mortgages evidenced by direct pass through mortgage certificates if, as a result of such purchase, more than 90% of the value of its assets would be evidenced by direct pass through mortgage certificates.

    (5) Invest in securities of issuers which are not readily marketable (except for repurchase agreements maturing in more than seven days).

(5) INVESTMENT RESTRICTIONS THAT APPLY ONLY TO THE HIGH YIELD SERIES

The High Yield Series will operate under the general investment restrictions described above. In addition, the High Yield Series will not:

    (1) Purchase securities of any issuer (other than obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, more than 10% of the value of its assets would be invested in the securities of that issuer.

    (2) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric, and gas utilities shall each be considered a separate industry.

    (3) Invest more than 10% of its total assets, taken at market value, in securities of issuers which are not readily marketable (including repurchase agreements maturing in more than seven days).

(6) INVESTMENT RESTRICTIONS THAT APPLY ONLY TO THE MANAGED SECTORS SERIES:

The Managed Sectors Series will operate under the general investment restrictions described above. In addition, the Managed Sectors Series will not:

    (1) Purchase the securities of any issuer (other than obligations of, or guaranteed by the United States government, its agencies or instrumentalities) if, as to 50% of the series' total assets, such purchase, at the time thereof, would cause more than 5% of its total assets, taken at market value, to be invested in the securities of such issuer.

    (2) Purchase voting securities of any issuer if, as to 50% of the value of the series' assets, such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the series.

    (3) Invest more than 10% of its total assets, taken at market value, in securities of issuers which are not readily marketable (including repurchase agreements maturing in more than seven days).

The Managed Sectors Series has also adopted the following nonfundamental investment policy, which may be changed by the series without approval of its shareholders. The series' purchase of warrants will not exceed 5% of its assets. Included within that amount, but not exceeding 2% of assets, may be warrants for which there is no public market. Any such warrants will be valued at their market value, except that warrants which are attached to securities at the time such securities are acquired by the Managed Sectors Series will be deemed to be without value for the purpose of this restriction.

(7) INVESTMENT RESTRICTIONS THAT APPLY ONLY TO THE MONEY MARKET SERIES

The Money Market Series will operate under the general investment restrictions described above. In addition, the Money Market Series will not:

    (1) Purchase securities of any issuer (other than obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, more than 5% of the value of its assets would be invested in securities of that issuer.

    (2) Purchase more than 10% of any class of securities of any issuer (for this purpose all indebtedness of an issuer shall be deemed a single class).

    (3) Concentrate more than 25% of the value of its assets in any one industry, provided that this restriction shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or certificates of deposit or securities issued or guaranteed by domestic banks.

    (4) Purchase equity securities, voting securities or local or state government securities.

    (5) Invest in securities of issuers which are not readily marketable (except for repurchase agreements maturing in more than seven days).

(8) INVESTMENT RESTRICTIONS THAT APPLY ONLY TO THE TOTAL RETURN SERIES:

The Total Return Series will operate under the general investment restrictions described above. In addition, the Total Return Series will not:

    (1) Concentrate its investments in any particular industry, but if it is deemed appropriate for the attainment of its investment objectives, up to 25% of its assets, taken at market value at the time of each investment, may be invested in any one industry.

    (2) Purchase the securities of any issuer (other than obligations of, or guaranteed by the United States government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of its total assets, taken at market value, to be invested in the securities of such issuer.

    (3) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the series, or purchase securities of any issuer if such purchase at the time thereof, would cause the series to hold more than 10% of any class of securities of such issuer. For this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

    (4) Invest more than 10% of its total assets, taken at market value, in securities of issuers which are not readily marketable (including repurchase agreements maturing in more than seven days).

(9) INVESTMENT RESTRICTIONS THAT APPLY ONLY TO THE WORLD GOVERNMENTS SERIES:

The World Governments Series will operate under the general investment restrictions described above. In addition the World Governments Series will not:

    (1) Purchase the securities of any issuer (other than obligations of, or guaranteed by the United States government, its agencies or instrumentalities) if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the series.

    (2) Invest more than 10% of its total assets, taken at market value, in securities of issuers which are not readily marketable (including repurchase agreements maturing in more than seven days).

(10) INVESTMENT RESTRICTIONS THAT APPLY ONLY TO THE ZERO COUPON SERIES

The Zero Coupon Series will operate under the general investment restrictions described above. In addition, the Zero Coupon Series will not:

    (1) Purchase securities of any issuer (other than the U.S. Treasury) if, as a result of such purchase, more than 10% of the value of its assets would be invested in securities of that issuer (for this purpose, investments in certificates representing individual interests in pools of U.S. Treasury securities will be treated as direct investments in U.S. Treasury obligations).

    (2) Purchase more than 10% of any class of securities of any issuer (for this purpose all indebtedness of an issuer shall be deemed a single class).

    (3) Purchase equity securities, voting securities, securities of agencies or instrumentalities of the United States Government which are not backed by the full faith and credit of the United States Treasury.

    (4) Invest in securities of issuers which are not readily marketable (except for repurchase agreements maturing in more than seven days).

PERCENTAGE RESTRICTIONS: With respect to the above restrictions (1) through
(10) applicable to all series except the Emerging Growth Series, Research Series, World Asset Allocation Series, World Growth Series, World Total Return Series and the Utilities Series, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or assets will not be considered a violation of policy.

(11) INVESTMENT RESTRICTIONS THAT APPLY ONLY TO THE UTILITIES SERIES

The Utilities Series will not:

    (1) Borrow amounts in excess of 33 1/3% of its gross assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate its assets (taken at market value) to an extent greater than 33 1/3% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies and payments of initial and variation margin in connection therewith are not considered a pledge of assets); while such borrowings exceed 5% of the series' gross assets, no securities may be purchased; however, the series' may complete the purchase of securities already contracted for;

    (2) Underwrite securities issued by other persons except insofar as the series may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) Invest 25% or more of the market value of its total assets in securities of issuers in any one industry (excluding obligations of the U.S. Government and repurchase agreements collateralized by obligations of the U.S. Government), except that the series will invest at least 25% of its total assets in the utilities industry; (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except foreign currencies, Forward Contracts, Futures Contracts, options, Options on Futures Contracts and Options on Foreign Currencies) in the ordinary course of its business. The series reserves the freedom of action to hold and to sell real estate and commodities acquired as a result of the ownership of securities;

    (5) Make loans to other persons except through the lending of its portfolio securities and except through repurchase agreements. For these purposes the purchase of commercial paper or all or a portion of an issue of debt securities shall not be considered the making of a loan;

    (6) Invest for the purpose of exercising control or management;

    (7) Purchase any securities or evidences of interest therein on margin, except that the series may obtain such short-term credit as may be necessary for the clearance of any transactions and except that the series may make margin deposits in connection with Futures Contracts, Options on Futures Contracts, Forward Contracts, options and Options on Foreign Currencies;

    (8) Sell any security which the series does not own unless by virtue of its ownership of other securities the series has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

    (9) Invest in illiquid investments, including securities which are subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board of Trustees of the Series Fund has determined that such securities are liquid based upon trading markets for the specific security, if more than 15% of the series' assets (taken at market value) would be invested in such securities.

Except with respect to Investment Restriction (1), these investment restrictions applicable to the Utilities Series are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

OTHER INVESTMENT POLICIES THAT APPLY ONLY TO THE UTILITIES SERIES

The Utilities Series has also adopted the following additional nonfundamental investment policies that may be required by various laws and administrative positions. These investment policies are not fundamental and may be changed by the series without approval of its shareholders.

(a) Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the series' limitation on investment in illiquid securities; (b) during the coming year, (i) less than 5% of the series' assets will be used to engage in short sales permitted by Investment Restriction (8) above and (ii) purchases of warrants will not exceed 5% of the series' net assets (included within that amount, but not exceeding 2% of the series' net assets, may be warrants not listed on the New York or American Stock Exchange); (c) the series will not invest more than 5% of its total assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation; (d) the series will not purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Series Fund, or is a partner, officer or a director of the Adviser, if after the purchase of the securities of such issuer by the series one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both; (e) the series will not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the series from writing, purchasing and selling puts, calls or combinations thereof with respect to securities (including yields on securities), indexes of securities, foreign currencies and futures contracts;
(f) the series may not purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the series (for this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class); (g) the series will not purchase securities issued by any closed-end investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the series shall not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers, or more than 3% of the total outstanding voting securities of any closed-end investment company to be held by the series. The series shall not purchase securities issued by any open-end investment company; (h) the series will only borrow amounts from banks and then only as permitted by Investment Restriction (1); and (i) the Board of Trustees of the Series Fund will determine a security is liquid based upon trading markets for the specific security as stated in Investment Restriction
(9) only if the security is a Rule 144A restricted security.


(12) INVESTMENT RESTRICTIONS THAT APPLY ONLY TO THE EMERGING GROWTH SERIES, EQUITY INCOME SERIES, MASSACHUSETTS INVESTORS GROWTH STOCK SERIES, NEW DISCOVERY SERIES, RESEARCH GROWTH AND INCOME SERIES, RESEARCH INTERNATIONAL SERIES, RESEARCH SERIES, STRATEGIC INCOME SERIES, VALUE SERIES, WORLD ASSET ALLOCATION SERIES, WORLD GROWTH SERIES AND WORLD TOTAL RETURN SERIES (SEE (13) BELOW FOR TWO ADDITIONAL RESTRICTIONS APPLICABLE ONLY TO THE EMERGING GROWTH SERIES AND RESEARCH SERIES)


None of these series may, except as indicated:

    (1) borrow amounts in excess of 33 1/3% of its assets including amounts borrowed, and then only as a temporary measure for extraordinary or emergency purposes;

    (2) underwrite securities issued by other persons except insofar as a series may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies, any type of option, any type of futures contract, and Forward Contracts) in the ordinary course of its business. The series reserve the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies, any type of option, any type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;

    (4) issue any senior securities except as permitted by the 1940 Act. (For purposes of this restriction, collateral arrangements with respect to any type of option, any type of swap agreement, Forward Contracts and any type of futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security);

    (5) make loans to other persons. For these purposes the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the purchase of loan participations and other direct indebtedness in accordance with its investment objectives, the lending of portfolio securities, and the investment of a series' assets in repurchase agreements shall not be considered the making of a loan; or

    (6) purchase any securities of an issuer of a particular industry, if as a result 25% or more of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except for obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities and repurchase agreements collateralized by such obligations).

Except with respect to Investment Restriction (1), these investment restrictions and the investment restrictions below are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy;


OTHER INVESTMENT POLICIES THAT APPLY TO THE BOND SERIES, EMERGING GROWTH SERIES, EQUITY INCOME SERIES, MASSACHUSETTS INVESTORS GROWTH STOCK SERIES, NEW DISCOVERY SERIES, RESEARCH GROWTH AND INCOME SERIES, RESEARCH INTERNATIONAL SERIES, RESEARCH SERIES, STRATEGIC INCOME SERIES, VALUE SERIES, WORLD ASSET ALLOCATION SERIES, WORLD GROWTH SERIES AND WORLD TOTAL RETURN SERIES

The Bond Series Emerging Growth Series, Equity Income Series, Massachusetts Investors Growth Stock Series, New Discovery Series, Research Growth and Income Series, Research International Series, Research Series, Strategy Income Series, Value Series, World Asset Allocation Series, World Growth Series and World Total Return Series have the following additional nonfundamental policies which may be changed without shareholder approval. Each of these Series will not:


    (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the series' net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of this limitation. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Series Fund's Board of Trustees (or its delegee), will not be subject to this 15% limitation;


    (2) invest for the purpose of exercising control or management.

    (3) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option, any type of futures contracts, any type of swap agreement, Forward Contracts, short sales and payments of initial and variation margin in connection therewith, in each case in accordance with the Series' investment objectives and policies, are not considered a pledge of assets;

OTHER INVESTMENT POLICIES THAT APPLY TO THE EMERGING GROWTH SERIES, RESEARCH GROWTH AND INCOME SERIES, RESEARCH SERIES, VALUE SERIES, WORLD ASSET ALLOCATION SERIES, WORLD GROWTH SERIES, AND WORLD TOTAL RETURN SERIES

The Emerging Growth Series, Research Growth and Income Series, Research Series, Value Series, World Asset Allocation Series, World Growth Series, and World Total Return Series have the following additional nonfundamental policies which may be changed without shareholder approval. Each of these Series will not:

    (1) invest more than 5% of the value of the series' net assets, valued at the lower of cost or market, in warrants. Included within such amount, but not to exceed 2% of the value of the series' net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a series in units or attached to securities may be deemed to be without value;

    (2) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;

    (3) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or trustee of the Series Fund, or is an officer or a director of the Adviser, or any Sub-Adviser to the series, if one or more of such persons also owns beneficially more than 1/2 of 1% of the securities of such issuer, and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of such securities;

    (4) purchase any securities or evidences of interest therein on margin, except that a Series may obtain such short-term credit as may be necessary for the clearance of any transaction and except that a series may make margin deposits in connection with any type of option, any type of futures contract, any type of swap agreement and Forward Contracts entered into in accordance with its investment objectives and policies;

    (5) sell any security which the series does not own unless by virtue of its ownership of other securities the series has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

    (6) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;

    (7) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indexes of securities, foreign currency, any type of swap agreement or any type of futures contracts or
    (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies, in each case in accordance with the series' investment objectives and policies;

    (8) purchase securities while borrowings pursuant to fundamental investment restriction (1) exceed 5% of the series' total assets; however, a series may complete the purchase of securities already contracted for; or

(13) INVESTMENT RESTRICTIONS THAT APPLY ONLY TO THE EMERGING GROWTH SERIES AND THE RESEARCH SERIES.


Neither the Emerging Growth Series nor the Research Series may:

    (1) purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than U.S. Government securities;

    (2) purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the series; or purchase securities of any issuer if such purchase at the time thereof would cause the series to hold more than 10% of any class of securities of such issuer. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

(14) INVESTMENT RESTRICTIONS THAT APPLY ONLY TO THE MFS/FOREIGN & COLONIAL
     SERIES

None of these series may, except as indicated:

    (1) borrow amounts in excess of 33 1/3% of its assets including amounts borrowed;

    (2) underwrite securities issued by other persons except insofar as a series may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies, any type of option, any type of futures contract, and Forward Contracts) in the ordinary course of its business. The series reserve the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies, any type of option, any type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;

    (4) issue any senior securities except as permitted by the 1940 Act. (For purposes of this restriction, collateral arrangements with respect to any type of option, any type of swap agreement, Forward Contracts and any type of futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security);

    (5) make loans to other persons. For these purposes the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the purchase of loan participations and other direct indebtedness in accordance with its investment objectives, the lending of portfolio securities, and the investment of a series' assets in repurchase agreements shall not be considered the making of a loan; or

    (6) purchase any securities of an issuer of a particular industry, if as a result 25% or more of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except for obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities and repurchase agreements collateralized by such obligations).

Except with respect to Investment Restriction (1), these investment restrictions and the investment restrictions below are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy;

OTHER INVESTMENT POLICIES THAT APPLY TO THE MFS/FOREIGN & COLONIAL SERIES

The MFS/Foreign & Colonial Series have the following additional nonfundamental policies which may be changed without shareholder approval. Each of these series will not:

    (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the series' net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of this limitation. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Series Fund's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

    (2) invest more than 10% of the value of the series' net assets, valued at the lower of cost or market, in warrants. Included within such amount may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a series in units or attached to securities may be deemed to be without value;

    (3) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;


    (4) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or trustee of the Series Fund, or is an officer or a director of the Adviser, or any Sub-Adviser to the series, if one or more of such persons also owns beneficially more than 1/2 of 1% of the securities of such issuer, and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of such securities;


    (5) purchase any securities or evidences of interest therein on margin, except that a series may obtain such short-term credit as may be necessary for the clearance of any transaction and except that a series may make margin deposits in connection with any type of option, any type of futures contract, any type of swap agreement and Forward Contracts;

    (6) sell any security which the series does not own unless by virtue of its ownership of other securities the series has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

    (7) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;

    (8) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option, any type of futures contracts, any type of swap agreement, Forward Contracts and payments of initial and variation margin in connection therewith are not considered a pledge of assets;

    (9) borrow, except as a temporary measure for extraordinary or emergency purposes;

    (10) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indexes of securities, or foreign currency, or (iii) any type of swap agreement or any type of futures contracts or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies; or

    (11) invest for the purpose of exercising control or management.

                           ------------------------

INSURANCE LAW RESTRICTIONS: In connection with the Series Fund's agreement to sell shares to the Variable Accounts, MFS and Sun Life of Canada (U.S.), Sun Life (N.Y.) or any of their affiliated companies may enter into agreements, required by certain state insurance departments, under which MFS may agree to use its best efforts to ensure that the Series Fund complies with the investment restrictions and limitations prescribed by state insurance laws, and the regulations promulgated thereunder, insofar as such investment restrictions and limitations are applicable to the investment of assets of the Variable Accounts in shares of the Series Fund, and to permit Sun Life of Canada (U.S.), Sun Life (N.Y.) or any of their affiliated companies to monitor investments made by the Series Fund to ensure compliance with those restrictions and limitations. If the Series Fund fails to comply with such restrictions or limitations, the Variable Accounts will take appropriate action which might include ceasing to make investments in the Series Fund or ceasing to issue Contracts in the state imposing the limitation. It is not expected that such restrictions and limitations will have a significant impact on the operations of the Series Fund.

3.  MANAGEMENT OF THE SERIES FUND
The Series Fund's Board of Trustees provides broad supervision over the affairs of the Series Fund. MFS is responsible for the investment management of each series, and the officers of the Series Fund are responsible for the Series Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES
SAMUEL ADAMS (born 10/19/25)
Partner, Warner & Stackpole (Attorneys)
Address: 75 State Street, Boston, Massachusetts

GARTH MARSTON (born 4/28/26)
Chairman-Retired, Provident Institution for Savings
Address: 90 Beacon Street, Boston, Massachusetts

JOHN D. McNEIL*, Chairman (born 2/17/34)
Chairman and Director, Sun Life Assurance Company of Canada
Address: 150 King Street West, Toronto, Ontario, Canada

GEOFFREY CROFTS (born 5/12/24)
Professor Emeritus, University of Hartford
Address: 74 Scott Drive, Bloomfield, Connecticut

DAVID D. HORN* (born 6/7/41)
Senior Vice President and General Manager, Sun Life Assurance Company of
Canada
Address: One Sun Life Executive Park, Wellesley Hills, Massachusetts

DERWYN F. PHILLIPS (born 8/31/30)
Vice Chairman-Retired, The Gillette Company
Address: One Cliff Street, Marblehead, Massachusetts

OFFICERS
W. THOMAS LONDON*, Treasurer (born 3/1/44)
Senior Vice President and Assistant Treasurer, Massachusetts Financial Services Company
Address: 500 Boylston Street, Boston, Massachusetts


JAMES O. YOST*, Assistant Treasurer (born (6/12/60)
Vice President, Massachusetts Financial Services Company
Address: 500 Boylston Street, Boston, Massachusetts

MARK E. BRADLEY*, Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March 1997); Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (prior to September 1994).

ELLEN MOYNIHAN,* Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September
1996); Deloitte & Touche, LLP, Senior Manager (prior to September 1996).

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Senior Vice President, General Counsel and Assistant Secretary, Massachusetts Financial Services Company
Address: 500 Boylston Street, Boston, Massachuetts

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Senior Vice President and Associate General Counsel, Massachusetts Financial Services Company
Address: 500 Boylston Street, Boston, Massachusetts

------------
*"Interested persons" (as defined in the 1940 Act) of MFS whose address is 500
 Boylston Street, Boston, Massachusetts.


All of the Trustees are also Members of the Boards of Managers of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account, which were established by Sun Life of Canada (U.S.) in connection with the sale of Compass combination fixed/variable annuity contracts. The officers of the Series Fund hold similar offices for these variable accounts. Mr. McNeil is a Director of MFS, the Series Fund's investment adviser and Chairman of the Boards of Managers of the aforementioned variable accounts.

No Trustee or Officer owned shares of the Series Fund on the date of this SAI.

The Series Fund's Declaration of Trust provides that the Series Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Series Fund, unless it is finally adjudicated or, in case of a settlement, it has been determined by fair and reasonable means, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Series Fund. However, no indemnification will be paid to any Trustee or Officer for any liability to the Series Fund or its shareholders which arose by reason of his wilful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

INVESTMENT ADVISER
MFS is the investment adviser of the Series Fund and in such capacity manages the portfolio of each series. MFS also serves as investment adviser to the funds in the MFS Family of Funds, and to certain other registered investment companies established by MFS and/or Sun Life of Canada (U.S.). MFS Institutional Advisors, Inc., a wholly owned subsidiary of MFS, provides investment advice to substantial private clients. For information concerning the allocation by MFS of simultaneous securities transactions for different clients, see "Portfolio Transactions and Brokerage Commissions."

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Prospectus contains information with respect to the management of the Adviser and other investment companies for which MFS serves as investment adviser.

INVESTMENT ADVISORY AGREEMENTS -- MFS manages the series pursuant to investment advisory agreements as noted below:


                                                              DATE OF INVESTMENT
SERIES                                                        ADVISORY AGREEMENT
-------------------------------------------------------------------------------
Money Market, High Yield and Capital Appreciation ..........  May 24, 1985
Government Securities, Conservative Growth and Zero Coupon .  July 23, 1986
World Governments, Total Return and Managed Sectors ........  January 26,1988
World Growth and Utilities .................................  November 1,1993
Research, World Asset Allocation and World Total Return ....  September 16, 1994
Emerging Growth ............................................  May 1, 1995
Each of the MFS/Foreign & Colonial Series ..................  September 1, 1995
Value ......................................................  May 1, 1996
Research Growth and Income .................................  May 12, 1997
Bond Series, Equity Income Series, Massachusetts Investors
  Growth Stock Series, New Discovery Series, Research
  International Series and Strategic Income Series .........  [May 1, 1998]


MFS provides each series of the Series Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for each series of the Series Fund. For these services, MFS receives an annual management fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Series Fund."

For the fiscal years ended December 31, 1996, 1995 and 1994, the Series paid the following management fees ("average daily net assets" below has been abbreviated as "ADNA"):

                                                                        MANAGEMENT FEES
                                MANAGEMENT FEES PAID                   WAIVED BY ADVISER
                               FOR FISCAL YEAR ENDED                    FOR FISCAL YEAR
SERIES                                  1996            % ADNA             ENDED 1996        % ADNA
----------------------------------------------------------------------------------------------------
Money Market ..............          $1,658,426          0.50%                 N/A             N/A
Government Securities .....           2,121,808          0.55%                 N/A             N/A
High Yield ................           1,252,812          0.75%                 N/A             N/A
Capital Appreciation ......           7,006,502          0.75%                 N/A             N/A
Conservative Growth .......           2,320,310          0.55%                 N/A             N/A
World Governments .........           1,091,953          0.75%                 N/A             N/A
Total Return ..............           8,228,127          0.68%                 N/A             N/A
Managed Sectors ...........           1,729,822          0.75%                 N/A             N/A
Zero Coupon ...............              11,094          0.25%                 N/A             N/A
World Growth ..............           1,633,811          0.90%                 N/A             N/A
Research ..................           1,401,185          0.75%                 N/A             N/A
Utilities .................             418,966          0.75%                 N/A             N/A
World Asset Allocation ....             390,024          0.75%                 N/A             N/A
World Total Return ........             194,413          0.75%                 N/A             N/A
Emerging Growth ...........             956,932          0.61%              $225,349          0.14%
MFS/Foreign & Colonial
International Growth and
Income ....................             185,572          0.78%                44,482          0.19%
MFS/Foreign & Colonial
International Growth(1) ...               N/A             N/A                 14,479         0.975%
MFS/Foreign & Colonial
Emerging Markets Equity(2)                N/A             N/A                 11,151          1.25%
Value(1) ..................               N/A             N/A                 27,382          0.75%

----------
(1) From the commencement of investment operations on June 3, 1996.
(2) From the commencement of investment operations on June 5, 1996.

                                                                        MANAGEMENT FEES
                                MANAGEMENT FEES PAID                   WAIVED BY ADVISER
                               FOR FISCAL YEAR ENDED                    FOR FISCAL YEAR
SERIES                                  1995            % ADNA             ENDED 1995        % ADNA
----------------------------------------------------------------------------------------------------
Money Market ..............          $1,204,609          0.50%                 N/A             N/A
Government Securities .....           1,877,922          0.55%                 N/A             N/A
High Yield ................             990,965          0.75%                 N/A             N/A
Capital Appreciation ......           4,876,631          0.75%                 N/A             N/A
Conservative Growth .......           1,160,504          0.55%                 N/A             N/A
World Governments .........           1,136,612          0.75%                 N/A             N/A
Total Return ..............           6,671,672          0.70%                 N/A             N/A
Managed Sectors ...........           1,202,378          0.75%                 N/A             N/A
Zero Coupon ...............               8,185          0.25%                 N/A             N/A
World Growth ..............           1,090,977          0.90%                 N/A             N/A
Research ..................             106,482          0.38%              $105,489          0.37%
Utilities .................              70,277          0.24%               148,727          0.51%
World Asset Allocation ....              41,031          0.31%                57,610          0.44%
World Total Return ........              21,382          0.33%                27,327          0.42%
Emerging Growth(1) ........               N/A             N/A                149,156          0.75%
MFS/Foreign & Colonial
International Growth and
Income(2) .................               N/A             N/A                  7,653          0.98%

----------
(1) From the commencement of investment operations on May 1, 1995.
(2) From the commencement of investment operations on October 2, 1995.

                                                                        MANAGEMENT FEES
                                MANAGEMENT FEES PAID                   WAIVED BY ADVISER
                               FOR FISCAL YEAR ENDED                    FOR FISCAL YEAR
SERIES                                  1994            % ADNA             ENDED 1994        % ADNA
----------------------------------------------------------------------------------------------------
Money Market ..............          $1,090,506          0.50%                 N/A             N/A
Government Securities .....           1,872,095          0.55%                 N/A             N/A
High Yield ................             745,658          0.75%                 N/A             N/A
Capital Appreciation ......           3,421,246          0.75%                 N/A             N/A
Conservative Growth .......             699,509          0.55%                 N/A             N/A
World Governments .........           1,086,621          0.75%                 N/A             N/A
Total Return ..............           5,700,358          0.68%                 N/A             N/A
Managed Sectors ...........             843,914          0.75%                 N/A             N/A
Zero Coupon ...............              21,500          0.25%                 N/A             N/A
Research ..................               N/A             N/A               $  2,145          0.75%
Utilities .................               N/A             N/A                109,624          0.75%
World Asset Allocation(1) .               N/A             N/A                  1,577          0.75%
World Total Return(1) .....               N/A             N/A                    773          0.75%
World Growth ..............             111,479          0.17%               472,698          0.73%

----------
(1) From the commencement of investment operations on November 7, 1994.

Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the expenses of the MFS/Foreign & Colonial Emerging Markets Equity Series and the Research Growth and Income Series such that each such series' "Total Operating Expenses," which are defined to include all series' expenses except for interest, taxes, brokerage commissions and extraordinary expenses, do not exceed 1.50% per annum of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of the Series' fiscal year in which such series' "Total Operating Expenses" are less than or equal to the Maximum Percentage.

MFS has agreed to bear the expenses of the Capital Appreciation Series, Conservative Growth Series, Government Securities Series, High Yield Series, Managed Sectors Series, Money Market Series, Total Return Series, World Governments Series and Zero Coupon Series such that each such series' "Total Operating Expenses," which are defined to include all series' expenses except for interest, taxes, brokerage commissions and extraordinary expenses, do not exceed 1.25% per annum of its average daily net assets. The obligation of MFS to bear these expenses continues indefinitely.


Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the expenses of the Bond Series, Equity Income Series, Massachusetts Investors Growth Stock Series, New Discovery Series, Research International Series and Strategic Income Series, such that the Series' "Other Expenses," which are defined to include all Series expenses except for management fees, taxes, extraordinary expenses, brokerage and transaction costs, do not exceed 0.40%, 0.25%, 0.25%, 0.35%, 0.50%, and 0.50% per annum, respectively, of its average daily net assets (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of the Fund's fiscal year in which the Fund's "Other Expenses" are less than or equal to the Maximum Percentage.


The Series Fund pays the compensation of the four Trustees who are not affiliated with MFS or Sun Life of Canada (U.S.) (who will each receive from the Series Fund $1,500 to $3,300 annually, depending on attendance at meetings) and all expenses (other than those assumed by MFS), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Series Fund, fees and expenses of independent auditors, of legal counsel and of any transfer agent or registrar of the Series Fund, expenses of repurchasing and redeeming shares, expenses of preparing, printing and mailing shareholder reports, notices, proxy statements and reports to governmental officers and commissions, brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions including currency conversion costs, insurance premiums, fees and expenses of State Street Bank and Trust Company, the Series Fund's Custodian, for all services to the Series Fund, including safekeeping of funds and securities and maintaining required books and accounts, expenses of calculating the net asset value of the shares of each series, and expenses of shareholder meetings. Payment by the Series Fund of brokerage commissions for brokerage and research services of value to MFS in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions." Expenses of the Series Fund which are not attributable to a specific series are allocated among the series in a manner believed to be fair and equitable to each.

The Investment Advisory Agreements will remain in effect until November 1, 1997 (except for the Investment Advisory Agreement for the Research Growth and Income Series, which will remain in effect until May 12, 1999) and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Series Fund's Board of Trustees or by the vote of a majority of the outstanding voting securities of each series and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party. The Advisory Agreements terminate automatically if assigned and, since they are severable with respect to each series, may be terminated with respect to any series without penalty by vote of a majority of the outstanding voting securities of that series or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreements provide that MFS may render services to others and that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Series Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreements.

SUB-ADVISER TO THE MFS/FOREIGN & COLONIAL SERIES
As discussed in the Prospectus, FCM serves as sub-adviser to the MFS/Foreign & Colonial Series pursuant to separate Sub-Advisory Agreements, each dated September 1, 1995, between the Adviser and FCM (the "FCM Sub-Advisory Agreements"). FCEM serves as sub-adviser to the MFS/Foreign & Colonial Series pursuant to separate Sub-Advisory Agreements, each dated September 1, 1995, between FCM and FCEM (the "FCEM Sub-Advisory Agreements").

Each Sub-Advisory Agreement will remain in effect until November 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Series Fund's Board of Trustees or by the vote of a majority of the relevant series' outstanding voting securities, and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party. Each FCM Sub-Advisory Agreement terminates automatically if it is assigned or if the Advisory Agreement has terminated for any reason, and may be terminated without penalty by the Trustees, by vote of a majority of the relevant series' outstanding voting securities, by the Adviser on not less than 30 days' nor more than 60 days' written notice or by FCM on not less than 60 days' nor more than 90 days' written notice. Each FCEM Sub-Advisory Agreement terminates automatically if it is assigned or in the event that the FCM Sub-Advisory Agreement or the Advisory Agreement shall have terminated for any reason, and may be terminated without penalty by the Trustees, by vote of a majority of the relevant series' outstanding voting securities, by the Adviser or by FCM on not less than 30 days' nor more than 60 days' written notice or by FCEM on not less than 60 days' nor more than 90 days' written notice.

Each FCM Sub-Advisory Agreement provides that if FCM ceases to serve as the sub-adviser to the series, the series will change its name so as to delete the words "Foreign & Colonial" and that FCM may render services to others and may permit other fund clients to use the words "Foreign & Colonial" in their names. Each Sub-Advisory Agreement specifically provides that neither FCM or FCEM, as the case may be, nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the relevant series, except for wilful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Sub-Advisory Agreement.

For the periods ended December 31, 1996 and 1995, FCM received and/or waived the following fees:

                                                                                RECEIVED        WAIVED        RECEIVED        WAIVED
SERIES                                                                            1996           1996           1995           1995
------------------------------------------------------------------------------------------------------------------------------------
MFS/F&C International Growth ...............................................       N/A          $11,880          N/A            N/A
MFS/F&C International Growth and Income ....................................    $113,776         25,053          N/A           $721
MFS/F&C Emerging Markets Equity ............................................       N/A            8,964          N/A            N/A

SUB-ADVISERS TO THE WORLD GROWTH SERIES
As discussed in the Prospectus, FCM and FCEM also serve as sub-advisers to the World Growth Series. FCM serves as sub-adviser to the series pursuant to a Sub-Advisory Agreement dated May 1, 1996, between MFS and FCM. FCEM serves as sub-adviser to the series pursuant to a Sub-Investment Advisory Agreement dated May 1, 1996, between FCM and FCEM. The terms of these agreements are substantially similar to the FCM and FCEM Sub-Advisory Agreements discussed above.

Prior to May 1, 1996 and November 1, 1996, MFS had retained Batterymarch Financial Management, Inc. ("Batterymarch") and Oechsle International Advisers, Inc. ("Oechsle"), respectively, as sub-advisers to the World Growth Series. Under this arrangement, the World Growth Series paid an investment advisory fee to MFS and MFS paid sub-advisory fees to Batterymarch and Oechsle.

On April 29, 1996, shareholders of the World Growth Series approved the replacement of Batterymarch as a sub-adviser to the World Growth Series with FCM and its subsidiary, FCEM. Effective November 1, 1996, MFS terminated Oechsle as a sub-adviser to the World Growth Series. On November 1, 1996, MFS began managing the assets of the World Growth Series previously managed by Oechsle. These assets are managed by MFS using a committee of investment research analysts as described in the Prospectus under the caption "Management of the Series Fund-Investment Adviser." A further description of FCM and FCEM is contained in the Prospectus under the caption "Management of the Series Fund-Sub-Investment Advisers."

For the periods ended December 31, 1996 and 1995, Batterymarch, Oechsle and FCM received the following fees:

SUB-ADVISER                                              1996         1995
------------------------------------------------------------------------------
Batterymarch .......................................   $110,377     $206,294
Oechsle ............................................    223,505      180,863
FCM ................................................    268,449        N/A

ADMINISTRATOR
MFS provides each series with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services. Each series' pays MFS an administrative fee up to 0.015% per annum of each series' average daily net assets, provided that the administrative fee is not assessed on series' assets that exceed $3 billion.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of the Series Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Series Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Series Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value, public offering price and redemption price of shares of the Series Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis. The Custodian does not determine the investment policies of the Series Fund or decide which securities the Series Fund will buy or sell. The Series Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System, the Depository Trust Company, or the Mortgage Backed Securities Clearing Corporation.

                          TRUSTEE COMPENSATION TABLE

                                                      TOTAL TRUSTEE FEES
                                TRUSTEE FEES           FROM SERIES FUND
TRUSTEE                       FROM EACH SERIES        AND FUND COMPLEX(2)
---------------------------------------------------------------------------
Samuel Adams ................       $158                    $23,500
Geoffrey Crofts .............        174                     26,200
David D. Horn ...............          0                          0**
John D. McNeil ..............          0                          0**
Garth Marston ...............        158                     23,500
Derwyn F. Phillips ..........        158                     23,500

----------
(1) For the year ended December 31, 1996.
(2) Information provided for calendar year 1996. All Trustees receiving compensation from the Series Fund served as Trustees of 27 funds within the MFS Fund complex having aggregate net assets at December 31, 1996 of $6.9 billion.
 ** Messrs. Horn and McNeil are affiliated with MFS and receive no compensation from the Series Fund.


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Series Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement effective August 1, 1985 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of the shares of the Series Fund. In addition, State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Series Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Series Fund. For these services, the Shareholder Servicing Agent will receive a fee based on the number of accounts in the Series Fund, computed and paid monthly. In addition, the Shareholder Servicing Agent will be reimbursed by the Series Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Series Fund.

4.  INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS
The financial statements incorporated in this SAI by reference from the Series Fund's Annual Report to shareholders for the year ended December 31, 1996 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.


5.  ADDITIONAL INFORMATION WITH RESPECT TO SHARES OF EACH SERIES
PURCHASES
Sun Life of Canada (U.S.) and Sun Life (N.Y.) buy shares of each series for their Variable Accounts without a sales charge at their net asset value through the allocation of purchase payments made under Contracts issued by Sun Life of Canada (U.S.) and Sun Life (N.Y.) in accordance with the allocation instructions received from owners of the Contracts.

EXCHANGE PRIVILEGE
Shares of any series of the Series Fund may be exchanged for shares of any other series of the Series Fund (if shares of that series are available for purchase) at net asset value so as to facilitate exchanges among Sub-Accounts of the Variable Accounts, as described in the prospectuses for the Variable Accounts. See the Prospectus for a further discussion of the exchange privilege.


NET ASSET VALUE, DIVIDENDS AND DISTRIBUTIONS
The Net Asset Value of each series is determined once daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


MONEY MARKET SERIES -- All the Net Income, as defined below, of the Money Market Series determined at the times stated above is declared as a dividend to its shareholders at the time of such determination. (Shares purchased become entitled to dividends declared as of the first day following the date of investment.) Dividends are distributed on the last business day of each month. If paid in the form of additonal shares, dividends are paid at the rate of one share (and fraction thereof) for each one dollar (and fraction thereof) of dividend income attributable to the Money Market Series.

For this purpose the Net Income of the Money Market Series (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the series, (ii) less all actual and accrued expenses of the series determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized or net unrealized gains and losses on the assets of the series. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees determine that it does not constitute fair value for such purposes.

Since the Net Income of the Money Market Series is declared as a dividend each time the Net Income of that series is determined, the net asset value per share of that series (i.e., the value of the net assets of that series divided by the number of its shares outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration.

It is expected that the Money Market Series will have a positive Net Income at the time of each determination thereof. If for any reason the Net Income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Series Fund will first offset the negative amount with respect to each shareholder account against the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the Series Fund will reduce the number of outstanding shares of the Money Market Series by treating each shareholder of that series as having contributed to the capital of that series that number of full and fractional shares in the account of such shareholder which represents his proportion of the negative amount. Each shareholder of the Money Market Series will be deemed to have agreed to such contribution in these circumstances by his investment in that series. This procedure will permit the net asset value per share of the Money Market Series to be maintained at a constant $1.00 per share. There can be no assurance that the Money Market Series will be able to maintain a stable net asset value of $1.00 per share other than by such offset of dividends or reduction in the number of shares in a shareholder account.

ALL SERIES OTHER THAN THE MONEY MARKET SERIES -- With respect to these series, the determination of net asset value per share is made by deducting the liabilities of each series from the value of its assets and dividing the difference by the number of its shares outstanding. Equity securities in the portfolio of a series are normally valued at the last sale price during regular hours on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for unlisted securities or listed securities in which there were no sales during that day. Debt securities of U.S. issuers (other than short-term obligations) in the portfolio of any of these series are normally valued on the basis of valuations provided by a pricing service since such prices are believed to reflect the fair value of such securities. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. Short-term obligations in the portfolios of any of these series (i.e., obligations maturing in not more than sixty days) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. All other securities, futures contracts and options in the series' portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the exchange which will not be reflected in the computation of the series' net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.


The Bond Series, Conservative Growth Series, Equity Income Series, High Yield Series, Government Securities Series, Research Growth and Income Series, Strategic Income Series, World Governments Series, Total Return Series, Zero Coupon Series and Utilities Series receive dividends, interest or other earnings from substantially all of their investments. Substantially all of the net income of all series (other than the Money Market Series, which is discussed above) is paid to their shareholders as a dividend at least annually. Each series will also distribute its net profits from the sale of securities, if any, on at least an annual basis.


DISTRIBUTIONS -- The Variable Accounts can choose to receive distributions from the Series Fund in either cash or additional shares. It is expected that the Variable Accounts will choose to receive distributions in additional shares. If the Variable Accounts choose to receive distributions in cash, they will reinvest the cash in the Series Fund to purchase additional shares at their net asset value.


TAX STATUS
Each series and each portfolio of the zero coupon Series is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each individual series or portfolio of the Series Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of subchapter M, including requirements as to the nature of a series' or portoflio's gross income, the amount of its distributions, and the composition of its portfolio assets. Because each series or portfolio intends to distribute all of its net investment income and realized capital gains to its shareholders, and should, therefore, pay no federal income tax. Distributions by the Series Fund, to the extent applied to increase reserves under the Contracts, are not taxable to Sun Life of Canada (U.S.) or Sun Life (N.Y.). If any series or portfolio should fail to qualify as a "regulated investment company" in any year, that series or portfolio would incur a regular corporate federal income tax upon its taxable income, and its distributions would generally be taxable as ordinary income to its shareholders. In accordance with the timing requirements imposed by the Code, it is not expected that any series or portfolio will be required to pay any federal income or excise taxes, although a series' foreign source income may be subject to foreign withholding taxes.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series Fund. The Series Fund presently has twenty-six series of shares and has reserved the right to create additional series of shares. Each share of a series represents an equal proportionate interest in that series with each other share of that series. Shares of each series participate equally in the earnings, dividends and assets of that series. Shares when issued are fully paid and non-assessable. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election or selection of Trustees and accountants. Upon liquidation of the Series Fund, shareholders of each series would be entitled to share pro rata in the net assets of their respective series available for distribution to shareholders.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Series Fund. For a discussion of the manner in which the Variable Account will vote its shares, see the prospectuses for the Contracts. No shares of any series have pre-emptive or conversion rights. The Series Fund may be terminated (i) upon the sale of its assets to another open-end management investment company, if approved by the vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Series Fund, or (ii) upon liquidation and distribution of the assets of the Series Fund, if approved by the vote of the holders of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Series Fund, or (iii) by the Trustees by written notice to the shareholders of the Series Fund. If not so terminated, the Series Fund will continue indefinitely.

The Series Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of any series of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Series Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Series Fund and provides for indemnification and reimbursement of expenses out of the Series Fund property for any shareholder held personally liable for the obligations of the Series Fund. The Declaration of Trust also provides that the Series Fund shall maintain appropriate insurance (for example, fidelity bonding or errors and omissions insurance) for the protection of the Series Fund, shareholders of each of its series, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Series Fund itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Series Fund are not binding upon the Trustees individually but only upon the property of the Series Fund and that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

6.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for each series or sub-series of the Series Fund are made by a portfolio manager for that series or sub-series each of whom is an employee of MFS appointed and supervised by its senior officers or by persons affiliated with a Sub-Adviser. Any such person may serve other clients of the Adviser or a Sub-Adviser or any subsidiary of the Adviser or a Sub-Adviser in a similar capacity. Changes in the investments of each series are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions for each series is "best execution," i.e., execution at the most favorable prices and in the most effective manner possible. In certain instances there may be securities which are suitable for the portfolio of one or more series of the Series Fund as well as for that of one or more of the Adviser's or a Sub-Adviser's other clients. Investment decisions for each series of the Series Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients.

Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as any series of the Series Fund is concerned. In other cases, however, the Series Fund believes that the ability of the series to participate in volume transactions will produce better executions for the series.


Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser or a Sub-Adviser may consider the sale of Contracts, and thus the sale of Series Fund shares through the allocation of purchase payments from the Contracts, as a factor in the selection of broker-dealers to execute the Series Fund's portfolio transactions.

MONEY MARKET SERIES -- MFS has complete freedom as to the markets in and the broker-dealers through which it seeks to achieve "best execution." It is expected that most transactions will be with the issuer or with major dealers acting for their own account and not as brokers. Subject to the requirement of seeking "best execution," securities may be bought from or sold to broker-dealers who have furnished research and investment services to MFS. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. In placing orders with such broker-dealers MFS will, where possible, take into account the comparative usefulness of such research and investment services. Such research and investment services are useful to MFS even though their dollar value may be indeterminable and their receipt or availability generally does not reduce the normal research activities or expenses of MFS.

ALL SERIES OTHER THAN THE MONEY MARKET SERIES -- MFS has complete freedom as to the markets in and the broker-dealers through which it seeks to achieve "best execution." The Equity Trading Department of MFS or a Sub-Adviser, which also serves other clients of MFS or a Sub-Adviser, attempts to achieve "best execution" by selecting broker-dealers to execute portfolio transactions on behalf of the Series Fund and other clients of MFS or a Sub-Adviser on the basis of their professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. In the United States and some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. MFS normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the respective Advisory Agreements, be bought from or sold to dealers who have furnished statistical, research and other information or services to MFS.

From time to time soliciting dealer fees are available to MFS or a Sub-Adviser on the tender of securities from the portfolio of these series in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for these series by the Adviser or a Sub-Adviser. At present no other recapture arrangements are in effect.

Under the Investment Advisory Agreements and Sub-Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, MFS or a Sub-Adviser may cause these series to pay a broker-dealer which provides brokerage and research services to such series and MFS or a Sub-Adviser an amount of commission for effecting a securities transaction for such series in excess of the amount other broker-dealers would have charged for the transaction if MFS or a Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to such series and to accounts as to which they exercise investment discretion.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

Although commissions paid on every transaction will, in the judgment of MFS or a Sub-Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the series and other clients of MFS or a Sub-Adviser in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to MFS or a Sub-Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Series Fund.

The investment management personnel of MFS attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, MFS is unable to quantify the amount of commissions which are paid as a result of such Research because a substantial number of transactions are effected through brokers which provide Research but which are selected principally because of their execution capabilities.

The management fee paid by the Series Fund to MFS or by MFS to a Sub-Adviser will not be reduced as a consequence of the receipt of brokerage and research services. To the extent portfolio transactions of a series are used to obtain such services, the brokerage commissions paid by such series will exceed those that might otherwise be paid, for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to MFS or a Sub-Adviser in serving the series and other clients and conversely, such services obtained by the placement of brokerage business of other clients would be useful to MFS or a Sub-Adviser in carrying out its obligations to the series. While such services are not expected to reduce the expenses of MFS or a Sub-Adviser, MFS or a Sub-Adviser would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staff.

The portfolio turnover rates of any series cannot be accurately predicted. However, it is anticipated that the annual turnover rate for certain series will exceed 100% (excluding short-term obligations). For example, a 100% annual portfolio turnover rate would occur if all the securities in a series' portfolio were replaced once in a period of one year.

For the years ended December 31, 1994, 1995 and 1996, brokerage commissions paid by the Series were as follows:

                                              TOTAL COMMISSIONS PAID DURING
                                            ----------------------------------
SERIES                                         1994        1995        1996
------------------------------------------------------------------------------
Capital Appreciation .....................  $1,215,985  $1,644,280  $1,286,630
Conservative Growth ......................     602,120     453,519     599,469
Government Securities ....................           0           0           0
World Governments ........................           0           0           0
High Yield ...............................         340           0           0
Managed Sectors ..........................     430,233     691,688     683,756
Total Return .............................     331,065     745,342   1,053,060
Utilities ................................      54,179     154,286     198,070
World Growth .............................           0           0     840,289
Zero Coupon ..............................           0           0           0
Research(5) ..............................       2,631     223,769     577,244
World Asset Allocation(5) ................       4,277     114,957     175,327
World Total Return(5) ....................       1,119      76,890      53,646
Emerging Growth(3) .......................                 119,816     306,542
MFS/Foreign & Colonial International
  Growth(1) ..............................         N/A         N/A      14,450
MFS/Foreign & Colonial International
  Growth and Income(4) ...................         N/A       1,404      29,935
MFS/Foreign & Colonial Emerging Markets
  Equity(2) ..............................         N/A         N/A       7,951
Value(1) .................................                              19,750
Money Market .............................           0           0           0

----------
(1) From the commencement of investment operations on June 3, 1996.
(2) From the commencement of investment operations on June 5, 1996.
(3) From the commencement of investment operations on May 1, 1995.
(4) From the commencement of investment operations on October 2, 1995.
(5) From the commencement of investment operations on November 7, 1994.

During the year ended December 31, 1996 each of the following Series purchased and retained securities issued by regular broker-dealers and affiliates thereof, as follows:

                                                            VALUE OF SECURITY AT
SERIES                    BROKER-DEALER                        DECEMBER 31, 1996
--------------------------------------------------------------------------------
Capital Appreciation      Ford Motor Credit                          $13,707,000
Capital Appreciation      General Electric Co.                        10,965,000
Conservative Growth       General Electric Co.                        11,994,000
Conservative Growth       Merrill Lynch, Pierce,
                            Fenner & Smith, Inc.                       1,426,000
Government Securities     Goldman Sachs                                    6,399
High Yield                Merrill Lynch, Pierce,
                            Fenner & Smith, Inc.                         420,000
Managed Sectors           Ford Motor Credit                            5,684,000
Money Market              Bank America Corp.                           6,912,000
Money Market              Ford Motor Credit                           11,610,000
Total Return              General Electric Co.                        15,622,000
Total Return              Nationsbank                                  1,854,000
Total Return              Merrill Lynch, Pierce,
                            Fenner & Smith, Inc.                         798,000
Total Return              Ford Motor Credit                            6,320,000
Utilities                 Ford Motor Credit                              230,000
World Growth              Ford Motor Credit                            9,323,000
World Total Return        General Electric Co.                           430,000
World Asset Allocation    Ford Motor Credit                              147,000
Emerging Growth           Ford Motor Credit                            6,094,000
Value                     Ford Motor Credit                              140,000

                                                                    APPENDIX A


   ADDITIONAL INFORMATION CONCERNING INVESTMENT INSTRUMENTS AND TECHNIQUES

OPTIONS AND FUTURES
A discussion of options, Futures Contracts, Options on Futures Contracts, Forward Foreign Currency Contracts and options on foreign currencies follows.

OPTIONS ON SECURITIES -- A call option written by a series will be covered (i) through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio; or (ii) in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. A put option will be covered through (i) segregation in a segregated account held by the custodian of liquid assets in an amount equal to the exercise price of the option; or
(ii) in such other manner as may be in accordance with the requirements of the exchange on which the option is traded and applicable laws and regulations.

Effecting a closing transaction in the case of a written call option will permit a series to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a series to write another put option to the extent that the exercise price thereof is secured by liquid assets. Such transactions permit a series to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments, provided that another option on such security is not written. If a series desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

A series will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by it is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by it is more than the premium paid for the original purchase. Conversely, a series will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by a series is likely to be offset in whole or in part by appreciation of the underlying security owned by a series.

A series may write options in connection with buy-and-write transactions; that is, a series may purchase a security and then write a call option against that security. The exercise price of the call option will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. If the call options are exercised in such transactions, the series' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the series' purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options could be used by a series in the same market environments that call options would be used in equivalent buy-and-write transactions.

A series may write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, a series undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the series will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, a series limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a series assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciated in value. The writing of options on securities by the Capital Appreciation Series, Government Markets Series, Managed Sectors Series, Research Growth and Income Series, Utilities Series, Value Series, World Asset Allocation Series, World Growth Series and World Total Return Series and the MFS/Foreign & Colonial Series will not be undertaken solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A series also may purchase put and call options on securities. Put options would be purchased to hedge against a decline in the value of the securities held in its portfolio. If such a decline occurs, the put options will permit a series to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the series will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and related transaction costs. A series may purchase call options to hedge against an increase in the price of securities that the series anticipates purchasing in the future. If such an increase occurs, the call option will permit the series to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by the series upon exercise of the option, and, unless the price of the underlying security rose or declined sufficiently, the option may expire worthless to the series.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a series may purchase or write such options for hedging purposes. For example, a series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The series may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser or Sub Adviser, the series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the series will be "covered." A call (or put) option is covered if the series holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian liquid assets sufficient to cover the series' net liability under the two options. Therefore, the series' liability for such a covered option is generally limited to the difference between the amount of the series' liability under the option written by the series less the value of the option held by the series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counter party with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

OPTIONS ON INDICES -- A series will cover call options on indices by owning securities whose price changes, in the opinion of MFS, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a series covers a call option on an index through ownership of securities, such securities may not match the composition of the index. In that event, the series will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A series will cover put options on indices by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A series will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a series has written a call option falls or remains the same, the series will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the series will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the series' investments. By writing a put option, a series assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the series correlate with changes in the value of the index, writing covered put options on indices will increase the series' loss in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The purchase of call options on indices may be used by a series to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when a series holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the series will also bear the risk of losing all or a portion of the premium paid, and related transaction costs, if the value of the index does not rise. The purchase of call options on indices when the series is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the series owns.

A series also may purchase put options on indices to hedge its investments against a decline in value. By purchasing a put option on an index, a series will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the series' investments does not decline as anticipated, or if the value of the option does not increase, the series' loss will be limited to the premium paid for the option, plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the series' security holdings.

FUTURES CONTRACTS -- The Capital Appreciation Series, Emerging Growth Series, Government Securities Series, World Governments Series, Managed Sectors Series, Research Growth and Income Series, Utilities Series, Value Series, World Asset Allocation Series, World Growth Series and World Total Return Series and the MFS/Foreign & Colonial Series may enter into interest rate or stock index futures contracts ("Futures Contracts") in order to protect the series' current or intended investments from broad fluctuations in interest rates or stock prices. The Emerging Growth Series, Utilities Series, Research Growth and Income Series, Value Series, World Asset Allocation Series, World Growth Series and World Total Return Series and the MFS/Foreign & Colonial Series may also enter into Futures Contracts for non-hedging purposes, which involves greater risk and could result in losses which are not offset by gains on other portfolio assets. The Emerging Growth Series, Utilities Series, Research Growth and Income Series, Value Series, World Asset Allocation Series, World Governments Series, World Growth Series and World Total Return Series and the MFS/Foreign & Colonial Series may also enter into foreign currency futures contracts.

For example, a series may sell Futures Contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a series is not fully invested in the securities market and anticipates a significant market advance, it may purchase Futures Contracts in order to gain rapid market exposure that may, in part or in whole, offset increase in the cost of securities that the series intends to purchase. As such acquisitions are made, the corresponding positions in Futures Contracts will be closed out. In a substantial majority of these transactions, a series will purchase such securities upon the termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

OPTIONS ON FUTURES CONTRACTS -- The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the securities underlying the Futures Contract or of the securities comprising the index underlying the Futures Contact. If the futures price at expiration of the option is below the exercise price, the series will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the series' portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the securities underlying the Futures Contract or of the securities comprising the index underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, a series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which a series intends to purchase. If a put or call option a series has written is exercised, it will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the series' losses from existing Options of Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

A series will cover the writing of call Options on Futures Contracts through purchases of the underlying Futures Contract, and will cover the writing of put Options on Futures Contracts through sales of the underlying Futures Contract. Upon the exercise of a call Option on a Futures Contract written by a series, the series will be required to sell the underlying Futures Contract which, if the series has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by a series is exercised, the series will be required to purchase the underlying Futures Contract which, if the series has covered its obligation through the sale of such Contract, will close out its futures position. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A series may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a series could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a series will increase prior to acquisition, due to a market advance, the series could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

FORWARD CONTRACTS -- The Capital Appreciation Series, Managed Sectors Series, Research Series and World Governments Series may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract") for hedging purposes only. The Emerging Growth Series, Utilities Series, Research Growth and Income Series, Value Series, World Asset Allocation Series, World Growth Series and World Total Return Series and the MFS/Foreign & Colonial Series may enter into Forward Contracts for hedging purposes and non-hedging purposes. A series will enter into Forward Contracts for the purpose of protecting its current or intended investments from fluctuations in currency exchange rates. A Forward Contract to sell a currency may be entered into, for example, in lieu of the sale of a foreign currency futures contract where a series seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a series may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which a series intends to acquire.

If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a series may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The series do not presently intend to hold Forward Contracts entered into until maturity, at which time they would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the series' profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

Each of the series has established procedures consistent with Securities and Exchange Commission policies concerning the use of "cover" or the establishment of segregated accounts in connection with purchases of foreign currency through Forward Contracts. Since those policies currently require the use of "cover" or that liquid assets of the series equal to the amount of the purchase be held aside or segregated in an account maintained by the custodian to be used to pay for the commitment, each series will always use "cover" or have liquid assets available sufficient to cover any commitments under these contracts or to limit any potential risk.

OPTIONS ON FOREIGN CURRENCIES -- The Emerging Growth Series, Utilities Series, Research Growth and Income Series, Value Series, World Asset Allocation Series, World Governments Series, World Growth Series and World Total Return Series and the MFS/Foreign & Colonial Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. All call options written on foreign currencies will be covered. A call option written on a foreign currency is "covered" if the series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the series' custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the series in liquid assets in a segregated account with its custodian. Options on foreign currencies may also be covered in such other manner as may be in accordance with the requirements of the exchange on which they are traded and applicable laws and regulations.

RISK FACTORS: IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A SERIES' PORTFOLIO -- A series' ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, options on foreign currencies, Options on Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the portfolio. Because the securities in the portfolio will most likely not be the same as those securities underlying an index, the correlation between movements in the portfolio and in the securities underlying the index will not be perfect. The trading of Futures Contracts and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. In this regard, trading by speculators in such instruments has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict particularly near the expiration of such contracts. It should be noted that Futures Contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or Futures Contracts based on a broad market index, because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. Further, with respect to options on securities, options on indices and Options on Futures Contracts, a series is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. In writing a covered call option on a security, index or Futures Contract, a series also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. Transactions in Forward Contracts or options on foreign currencies designed to hedge against exposure arising from currency fluctuations will subject a series to the risk of imperfect correlation between changes in the value of the currencies underlying the forwards or options and changes in the value of the currencies being hedged.

A series will invest in a hedging instrument only if, in the judgment of MFS, there would be expected to be a sufficient degree of correlation between movements in the value of the instrument and movements in the value of the relevant portion of the series' portfolio for such hedge to be effective. There can be no assurance that MFS' judgment will be accurate.

It should also be noted that the Capital Appreciation Series, Managed Sectors Series, Research Growth and Income Series, Utilities Series, World Governments Series, World Asset Allocation Series, World Growth Series and World Total Return Series and the MFS/Foreign & Colonial Series would be able to purchase and write options on securities and indices not only for hedging purposes, but also for the purpose of increasing their return on portfolio securities. The Utilities Series, World Asset Allocation Series, World Growth Series and the World Total Return Series and the MFS/Foreign & Colonial Series may also purchase and write Futures Contracts, Options on Futures Contracts and Forward Contracts for non-hedging purposes. As a result, in the event of adverse market movements, such series might be required to forfeit the entire amount of the premium paid for an option purchased, which might not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In addition, the method of covering an option employed by a series may not fully protect it against risk of loss and, in any event, a series could suffer losses on the option position which might not be offset by corresponding portfolio gains.

With respect to the writing of straddles on securities, a series would incur the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received.

POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While a series will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by a series and the series could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the series had insufficient cash available to meet margin requirements, it might be necessary to liquidate portfolio securities at a time when it would be disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on a series' ability effectively to hedge its portfolio, and could result in trading losses. The liquidity of a secondary market in a Futures Contract or options thereon may also be adversely affected by "daily price fluctuation limits", established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures government intervention, insolvency of a brokerage firm of clearing house or other disruptions of normal trading activity, which could at times make if difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN -- Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. To the extent a series engages in the purchase or sale of Futures Contracts and the writing of Options on Futures Contracts solely for hedging purposes, however, and to the extent that the series purchases and writes options on securities and indices for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the series or decreases in the prices of securities the series intends to acquire. If a series writes options on securities or options on indices for other than hedging purposes, the margin requirements associated with such transactions could expose the series to greater risk.

TRADING AND POSITION LIMITS -- The exchanges on which Futures Contracts and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission ("CFTC") and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. MFS does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of a series.

RISK OF OPTIONS ON FUTURES CONTRACTS -- The amount of risk a series assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying index or Futures Contract.

ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES -- Transactions in Forward Contracts are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a series. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies. Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which a series makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which would not be reflected in the forward markets until the following day, thereby preventing a series from responding to such events in a timely manner. Settlements of exercises of Forward Contracts generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Forward Contracts, over-the-counter options on securities, and options on foreign exchanges are not traded on contract markets regulated by the CFTC or the Securities and Exchange Commission, but through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the series' position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the series. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a series could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit a series' ability to profit from open positions or to reduce losses experienced, and could result in greater losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house, and a series will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.

While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, a series' ability to utilize Forward Contracts in the manner set forth above could be restricted.

Options on securities, options on indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES -- In order to assure that a series will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the series enter into transactions in Futures Contracts and Options on Futures Contracts only
(i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the series' assets.

The Board of Trustees of the Series Fund has adopted the additional restriction that a series will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the series' assets, taken at market value. Moreover, a series will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options.

When a series purchases a Futures Contract an amount of cash and cash equivalents will be deposited in a segregated account with the series' custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging of such Futures Contract is minimized.

The staff of the Securities and Exchange Commission ("SEC") has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a series, cannot exceed 15% of such series' assets, or such lower ceiling on illiquid securities imposed by a series' investment restrictions (the "SEC Illiquidity Ceiling"). Although the investment adviser disagrees with this position, the investment adviser intends to limit a series' writing of over-the-counter options in accordance with the following procedure. Except as provided below, each series which may write options intends to write over-the-counter options only with primary U.S. Government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts these series have in place with such primary dealers provide that the series has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula generally is based on a multiple of the premium received by the series for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A series will treat all or a portion of the formula as illiquid for purposes of the SEC Illiquidity Ceiling. Each series which may write options may also write over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC Illiquidity Ceiling.

LOANS, LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS
The Emerging Growth Series, High Yield Series Value Series and World Asset Allocation Series and the MFS/Foreign & Colonial Series may purchase loans, loan participations and other direct claims against a borrower. In purchasing a loan or loan participation, the series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the series would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the series would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The series may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loan participations acquired by the series may involve revolving credit facilities or other standby financing commitments which obligate the series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the series to increase its investment in a company at a time when the series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the series is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

The series' ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which the series will purchase, the Adviser will rely upon its (and not that of the original lending institution's) own credit analysis of the borrower. As the series may be required to rely upon another lending institution to collect and pass on to the series amounts payable with respect to the loan and to enforce the series' rights under the loan, an involvency, bankruptcy or reorganization of the lending institution may delay or prevent the series from receiving such amounts. In such cases, the series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the series' portfolio investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to the series. For example, if a loan is foreclosed, the series could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the series could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the series relies on the Adviser's or Sub-Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the series. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the series may be unable to sell such instruments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser or a Sub-Adviser determines that any such investments are illiquid, the series will include them in the investment limitations applicable to the series.

SWAPS AND RELATED TRANSACTIONS
The Research Growth and Income Series, World Asset Allocation Series, World Government Series and World Total Return Series and the MFS/Foreign & Colonial Series may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a series' exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A series is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the series' investment objective and policies.

The series will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If the series enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the series receiving or paying, as the case may be, only the net amount of the two payments), the series will maintain liquid assets with its custodian with a daily value at least equal to the excess, if any, of the series' accrued obligations under the swap agreement over the accrued amount the series is entitled to receive under the agreement. If the series enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the series' accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the series would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the series, the series must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap arrangement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the series' risk of loss consists of the net amount of payments that the series is contractually entitled to receive. The series anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

INVESTMENT INSTRUMENTS AND TECHNIQUES OF THE MFS/FOREIGN & COLONIAL SERIES EMERGING MARKETS: Each of the MFS/Foreign & Colonial Series may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Such investments entail significant risks as described in the Prospectus under the caption "Additional Risk Factors" and as more fully described below.

COMPANY DEBT -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a series' portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a series' assets should these conditions recur.

SOVEREIGN DEBT -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancelation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a series) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

LIQUIDITY; TRADING VOLUME; REGULATORY OVERSIGHT -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for a series' securities in such markets may not be readily available. The Series Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if a series believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the series' identification of such condition until the date of the SEC action, the series' securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

DEFAULT; LEGAL RECOURSE -- A series may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by a series defaults, the series may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A series' ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

INFLATION -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

WITHHOLDING -- Income from securities held by a series could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the series makes its investments. A series' net asset value may also be affected by changes in the rates or methods of taxation applicable to the series or to entities in which the series has invested. The Adviser and the Sub-Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

FOREIGN CURRENCIES -- Each series may invest up to 100% of its assets in securities denominated in foreign currencies. Accordingly, changes in the value of these currencies against the U.S. dollar may result in corresponding changes in the U.S. dollar value of a series' asset denominated in those currencies. Each Series may attempt to minimize the impact of these changes to the U.S. dollar value of the series' portfolio by engaging in certain hedging practices, such as entering into Futures Contracts and Options on Foreign Securities as described below.

Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Series' portfolio securities are denominated may have a detrimental impact on the series' net asset value.

INVESTMENT IN OTHER INVESTMENT COMPANIES: A series' investment in other investment companies, as described in the Prospectus is limited in amount by the 1940 Act, and any applicable state securities laws. Such investment may also involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and the total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

REPURCHASE AGREEMENTS: Each series may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange, members of the Federal Reserve System, recognized domestic or foreign securities dealers or institutions which the Adviser or the Sub-Adviser has determined to be of comparable creditworthiness. The securities that a series purchases and holds have values which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the series, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the series together with the repurchase price on repurchase.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a series will have the right to liquidate the securities. If at the time the series is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the series' exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the series. Each series has adopted and follows procedures which are intended to minimize the risk of repurchase agreements. For example, a series only enters into repurchase agreements after the Adviser or the Sub-Adviser has determined that the seller is creditworthy, and the Adviser or the Sub-Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the series has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

LOANS AND OTHER DIRECT INDEBTEDNESS: Each series may purchase loans and other direct claims against an issuer of emerging market debt instruments (a "borrower"). In purchasing a loan, a series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

Certain of the loans acquired by a series may involve revolving credit facilities or other standby financing commitments which obligate the series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a series to increase its investment in a company at a time when the series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a series is committed to advance additional funds, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments.

A series' ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. Direct indebtedness of developing countries involves the risk that the governmental entities responsible for the repayment of the note may be unable, or unwilling, to pay interest and repay principal where due. In selecting the loans and other direct indebtedness which a series will purchase, the Adviser or Sub-Advisor will rely upon their (and not that of the original lending institution's) own credit analysis of the borrower. As a series may be required to rely upon another lending institution to collect and pass on to the series amounts payable with respect to the loan and to enforce the series' rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. In such cases, the series will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "Issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of the series' portfolio investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to a series.

WARRANTS: Each series will not invest more than 10% of its net assets, taken at market value, in warrants not acquired in a unit transaction. Warrants are securities that give a series the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investment than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

DEPOSITORY RECEIPTS: Each series may purchase depository receipts, including unsponsored depository receipts. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. For further discussion of depository receipts see the Prospectus and Appendix A to the Prospectus -- "American Depositary Receipts."

MFS/SUN LIFE SERIES TRUST
An Open-end Management Investment Company

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
Mailing Address:
P.O. Box 2281, Boston, MA 02107
Business Address:
500 Boylston Street, Boston, MA 02116
Telephone:
Toll free: (800) 225-2606;
in Massachusetts and Alaska, collect: (617) 954-5000

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

                                    PART C


ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

            (A)   FINANCIAL STATEMENTS INCLUDED IN PART A:


                  For the years or periods, as applicable to each series, ended December 31 1988 through December 31, 1997*:

                     Financial Highlights

                  FINANCIAL STATEMENTS INCLUDED IN PART B:


                  Portfolios of Investments, December 31, 1997*
                  Statement of Assets and Liabilities, December 31, 1997* Statements of Operations, year ended December 31, 1997* Statements of Changes in Net Assets, years ended December 31, 1996 and 1997.*

-----------------------

* To be provided in Post-Effective Amendment #22 to the Registrant's Registration Statement.

            (B)   EXHIBITS:


                         1 Amended and Restated Declaration of Trust of Registrant dated December 29, 1997; filed herewith.
                         2         By-Laws of Registrant dated February 6, 1998;
                                   filed herewith.


                         3         Not Applicable.

                         4         Not Applicable.


                         5    (a)  Investment Advisory Agreement between
                                   Registrant and Massachusetts Financial
                                   Services Company dated May 24, 1985; filed herewith.

                              (b)  Investment Advisory Agreement between
                                   Registrant and Massachusetts Financial
                                   Services Company dated July 23, 1986;
                                   filed herewith.

                              (c)  Investment Advisory Agreement between
                                   Registrant and Massachusetts Financial
                                   Services Company dated January 26, 1988;
                                   filed herewith.

                              (d)  Investment Advisory Agreement between
                                   Registrant and Massachusetts Financial
                                   Services Company relating to the World Growth Series dated November 1, 1993; filed herewith.

                              (e)  Investment Advisory Agreement between
                                   Registrant and Massachusetts Financial
                                   Services Company relating to the Utilities
                                   Series dated November 1, 1993; filed
                                   herewith.

                              (f)  Investment Advisory Agreement between
                                   Registrant and Massachusetts Financial
                                   Services Company relating to the Research
                                   Series dated September 16, 1994; filed
                                   herewith.

                              (g)  Investment Advisory Agreement between
                                   Registrant and Massachusetts Financial
                                   Services Company relating to the World Asset
                                   Allocation Series dated September 16, 1994;
                                   filed herewith.

                              (h)  Investment Advisory Agreement between
                                   Registrant and Massachusetts Financial
                                   Services Company relating to the World Total
                                   Return Series dated September 16, 1994; filed herewith.

                              (i)  Investment Advisory Agreement between
                                   Registrant and Massachusetts Financial
                                   Services Company relating to the Emerging
                                   Growth Series dated May 1, 1995; filed
                                   herewith.

                              (j)  Investment Advisory Agreement between
                                   Registrant and Massachusetts Financial
                                   Services Company relating to the MFS/Foreign
                                   & Colonial International Growth Series dated
                                   September 1, 1995; filed herewith.

                              (k)  Investment Advisory Agreement between
                                   Registrant and Massachusetts Financial
                                   Services Company relating to the MFS/Foreign
                                   & Colonial International Growth and Income
                                   Series dated September 1, 1995; filed
                                   herewith.

                              (l)  Investment Advisory Agreement between
                                   Registrant and Massachusetts Financial
                                   Services Company relating to the MFS/Foreign
                                   & Colonial Emerging Markets Equity Series dated September 1, 1995; filed herewith.

                              (m)  Sub-Advisory Agreement by and between
                                   Massachusetts Financial Services Company and Foreign & Colonial Management Ltd. relating to the MFS/Foreign & Colonial International Growth Series dated September 1, 1995; filed herewith.

                              (n)  Sub-Advisory Agreement by and
                                   between Massachusetts Financial Services
                                   Company and Foreign & Colonial Management
                                   Ltd. relating to the MFS/Foreign &
                                   Colonial Emerging Markets Equity Series
                                   dated September 1, 1995; filed herewith.

                              (o) Sub-Advisory Agreement between Foreign & Colonial Management Ltd. and Foreign & Colonial Emerging Markets Limited relating to the MFS/Foreign & Colonial International Growth Series dated September 1, 1995; filed herewith.

                              (p) Sub-Advisory Agreement between Foreign & Colonial Management Ltd. and Foreign & Colonial Emerging Markets Limited relating to the MFS/Foreign & Colonial Emerging Markets Equity Series dated September 1, 1995; filed herewith.

                              (q)  Sub-Advisory Agreement by and between
                                   Massachusetts Financial Services Company and
                                   Foreign & Colonial Management Limited
                                   relating to the World Growth Series dated May 1, 1996; filed herewith.

                              (r) Sub-Advisory Agreement between Foreign & Colonial Management Limited and Foreign & Colonial Emerging Markets Limited relating to the World Growth Series dated May 1, 1996; filed herewith.

                              (s)  Investment Advisory Agreement between
                                   Registrant and Massachusetts Financial
                                   Services Company relating to the Value Series dated May 1, 1996; filed herewith.

                              (t)  Investment Advisory Agreement between
                                   Registrant, on behalf of the Research Growth and Income Series, and Massachusetts Financial Services Company dated May 12, 1997; filed herewith.

                              (u)  Amendment to the Investment Advisory
                                   Agreement by and between Massachusetts
                                   Financial Services Company and the Registrant relating to the Capital Appreciation Series dated January 1, 1997. (1)

                              (v) Form of Investment Advisory Agreement between Registrant, on behalf of the Bond Series, and Massachusetts Financial Services Company dated May 1, 1998; filed herewith.

                              (w) Form of Investment Advisory Agreement between Registrant, on behalf of the Equity Income Series, and Massachusetts Financial Services Company dated May 1, 1995; filed herewith.

                              (x) Form of Investment Advisory Agreement between Registrant, on behalf of the Massachusetts Investors Growth Stock Series, and Massachusetts Financial Services Company dated May 1, 1995; filed herewith.

                              (y) Form of Investment Advisory Agreement between Registrant, on behalf of the New Discovery Series, and Massachusetts Financial Services Company dated May 1, 1995; filed herewith.

                              (z) Form of Investment Advisory Agreement between Registrant, on behalf of the Research International Series, and Massachusetts Financial Services Company dated May 1, 1995; filed herewith.

                              (aa) Form of Investment Advisory Agreement between
                                   Registrant, on behalf of the Strategic Income Series, and Massachusetts Financial Services Company dated May 1, 1995; filed herewith.


                         6         Not Applicable.

                         7         Not Applicable.


                         8    (a)  Custodian Agreement between Registrant
                                   and State Street Bank and Trust Company dated
                                   May 24, 1985; filed herewith.

                              (b) Amendment dated July 23, 1986 to Custodian Agreement; filed herewith.

                         9    (a)  Shareholder Servicing Agent Agreement
                                   between Registrant and Massachusetts
                                   Financial Service Center, Inc., dated August
                                   1, 1985; filed herewith.

                              (b) Master Administrative Services Agreement, dated March 1, 1997. (2)

                        10 Consent and Opinion of Counsel for the fiscal year ended December 31, 1996, previously filed with the Registrant's Rule 24f-2 Notice on February 27, 1997; (to be provided for fiscal year ended December 31, 1997).

                        11         Consent of Deloitte & Touche LLP [to be
                                   provided]


                        12         Not Applicable.


                        13 Investment representation letter from initial shareholder; filed herewith.


                        14         Not Applicable.

                        15         Not Applicable.

                        16         Not Applicable.


                        17         Financial Data Schedules [to be provided]

                        Power of Attorney dated February 6, 1997.  (2)

-----------------------
(1) Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed on April 29, 1997.

(2) Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement filed on March 18, 1997.


ITEM 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            Not applicable.

ITEM 26.    NUMBER OF HOLDERS OF SECURITIES

                        (1)                                 (2)
                  TITLE OF CLASS             NUMBER OF RECORD HOLDERS


            Shares of Beneficial Interest                   2
                 (without par value)              (as of January 31, 1998)


ITEM 27.    INDEMNIFICATION


            Reference is hereby made to (a) Article V of the Registrant's Amended and Restated Declaration of Trust, filed as an Exhibit to the Registrant's Post-Effective Amdendment No. 21 and (b) the undertaking of the Registrant regarding indemnification set forth in Registrant's Post-Effective Amdendment No. 21.


            The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

ITEM 28.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


            MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below):
Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International Fund), MFS Series Trust II (which has three series: MFS Emerging Growth Fund, MFS Large Cap Growth Fund and MFS Intermediate Income Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund), MFS Series Trust V (which has six series: MFS Total Return Fund, MFS Research Fund, MFS International Opportunities Fund, MFS International Strategic Growth Fund, MFS International Value Fund and MFS Asia Pacific Fund), MFS Series Trust VI (which has three series: MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity
Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has eight series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Growth and Income Fund, MFS Real Estate Investment Fund, MFS Strategic Value Fund, MFS Small Cap Value Fund and MFS Emerging Markets Debt Fund), MFS Series Trust XI (which has six series: MFS Union Standard Equity Fund, Vertex All Cap Fund, Vertex Research All Cap Fund, Vertex Growth Fund, Vertex Discovery Fund and Vertex Contrarian Fund), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

            MFS also serves as investment adviser of the following open-end
Funds: MFS Institutional Trust ("MFSIT") (which has seven series) and MFS Variable Insurance Trust ("MVI") (which has twelve series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

            In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

            Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 26 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

            Vertex Investment Management, Inc., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex All Cap Fund, Vertex Research All Cap Fund, Vertex Growth Fund, Vertex Discovery Fund and Vertex Contrarian Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

            MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

            MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund and MFS Meridian Emerging Markets Debt Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

            MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

            MFS Institutional Advisors (Australia) Ltd. ("MFSI-Australia"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 37, Governor Phillip Tower, One Farrer Place, Sydney, N5W2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

            MFS Holdings Australia Pty Ltd. ("MFS Holdings Australia"), a private limited company organized pursuant to the Corporations Law of New South Wales, Australia whose current address is Level 37, Governor Phillip Tower, One Farrer Place, Sydney, NSW2000 Australia, and whose function is to serve primarily as a holding company.

            MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

            MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

            MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

            MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

            MFS

            The Directors of MFS are Jeffrey L. Shames, Arnold D. Scott, John W. Ballen, Donald A. Stewart and John D. McNeil. Mr. Shames is the Chairman, Chief Executive Officer and President, Mr. Scott is a Senior Executive Vice President and Secretary, William W. Scott, Jr., Patricia A. Zlotin, John W. Ballen, Thomas
J. Cashman, Jr., Joseph W. Dello Russo and Kevin R. Parke are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

            MASSACHUSETTS INVESTORS TRUST
            MASSACHUSETTS INVESTORS GROWTH STOCK FUND
            MFS GROWTH OPPORTUNITIES FUND
            MFS GOVERNMENT SECURITIES FUND
            MFS SERIES TRUST I
            MFS SERIES TRUST V
            MFS SERIES TRUST VI
            MFS SERIES TRUST X
            MFS GOVERNMENT LIMITED MATURITY FUND

            Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

            MFS SERIES TRUST II

            Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS GOVERNMENT MARKETS INCOME TRUST
            MFS INTERMEDIATE INCOME TRUST

            Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS SERIES TRUST III

            James T. Swanson, Robert J. Manning and Joan S. Batchelder, Senior Vice Presidents of MFS, and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS SERIES TRUST IV
            MFS SERIES TRUST IX

            Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS SERIES TRUST VII

            Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS SERIES TRUST VIII

            Jeffrey L. Shames, Leslie J. Nanberg and James T. Swanson and John
D. Laupheimer, Jr., a Senior Vice President of MFS, are Vice Presidents, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS MUNICIPAL SERIES TRUST

            Robert A. Dennis is Vice President, David B. Smith and Geoffrey L. Schechter, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS VARIABLE INSURANCE TRUST
            MFS SERIES TRUST XI
            MFS INSTITUTIONAL TRUST

            Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS MUNICIPAL INCOME TRUST

            Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS MULTIMARKET INCOME TRUST
            MFS CHARTER INCOME TRUST

            Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen
E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS SPECIAL VALUE TRUST

            Robert J. Manning is Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS/SUN LIFE SERIES TRUST

            John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MONEY MARKET VARIABLE ACCOUNT
            HIGH YIELD VARIABLE ACCOUNT
            CAPITAL APPRECIATION VARIABLE ACCOUNT
            GOVERNMENT SECURITIES VARIABLE ACCOUNT
            TOTAL RETURN VARIABLE ACCOUNT
            WORLD GOVERNMENTS VARIABLE ACCOUNT
            MANAGED SECTORS VARIABLE ACCOUNT

            John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr. is the Assistant Secretary.

            VERTEX

            Jeffrey L. Shames and Arnold D. Scott are the Directors, Jeffrey L. Shames is the President, Kevin R. Parke and John W. Ballen are Executive Vice Presidents, John F. Brennan, Jr., and John D. Laupheimer are Senior Vice Presidents, Brian E. Stack is a Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

            MIL

            Arnold D. Scott, Jeffrey L. Shames and Thomas J. Cashman, Jr. are Directors, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

            MIL-UK

            Thomas J. Cashman, Jr. is President and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Stephen E. Cavan is a Director and the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

            MFSI - AUSTRALIA

            Thomas J. Cashman, Jr. is President and a Director, Graham E. Lenzer, John A. Gee and David Adiseshan are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

            MFS HOLDINGS - AUSTRALIA

            Jeffrey L. Shames is the President and a Director, Arnold D. Scott, Thomas J. Cashman, Jr., and Graham E. Lenzer are Directors, Stephen E. Cavan is the Secretary, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

            MIL FUNDS

            Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr. is the Assistant Secretary.

            MFS MERIDIAN FUNDS

            Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr. is the Assistant Secretary and James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers.

            MFD

            Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

            MFSC

            Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President and Chief Information Officer of MFS, is Vice Chairman and a Director, Janet A. Clifford is the President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

            MFSI

            Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, Kevin R. Parke is the Executive Vice President and a Managing Director, George F. Bennett, Jr., John
A. Gee, Brianne Grady, Joseph A. Kosciuszek and Joseph J. Trainor are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

            RSI

            Arnold D. Scott is the Chairman and a Director, Martin E. Beaulieu is the President, William W. Scott, Jr. is a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

            In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

            Donald A. Stewart          President and a Director, Sun Life
                                        Assurance Company of Canada, Sun Life
                                        Centre, 150 King Street West, Toronto,
                                        Ontario, Canada (Mr. Stewart is also an
                                        officer and/or Director of various
                                        subsidiaries and affiliates of Sun Life)

            John D. McNeil             Chairman, Sun Life Assurance Company of
                                        Canada, Sun Life Centre, 150 King
                                        Street West, Toronto, Ontario, Canada
                                        (Mr. McNeil is also an officer and/or
                                        Director of various subsidiaries and
                                        affiliates of Sun Life)

            Joseph W. Dello Russo      Director of Mutual Fund Operations, The
                                        Boston Company, Exchange Place, Boston,
                                        Massachusetts (until August, 1994)


ITEM 29.    DISTRIBUTORS

            (a) Reference is hereby made to Item 28 above.

            (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

            (c) Not applicable.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

            The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                      NAME                              ADDRESS
                      ----                              -------

            Massachusetts Financial Services       500 Boylston Street
               Company (investment adviser)        Boston, MA  02116

            MFS Service Center, Inc.               500 Boylston Street
                                                   Boston, MA  02116

            State Street Bank and Trust Company    State Street South
                                                   5-North
                                                   North Quincy, MA  02171

            Sun Life Annuity Service Center        50 Milk Street
                                                   Boston, MA  02109

ITEM 31.    MANAGEMENT SERVICES

            Not applicable.

ITEM 32.    UNDERTAKINGS

            (a)  Not applicable.

            (b) Not applicable.

            (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

            (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 12th day of February, 1998.

                                          MFS/SUN LIFE SERIES TRUST


                                          By:   JAMES R. BORDEWICK, JR.
                                          Name: James R. Bordewick, Jr.
                                          Title:      Assistant Secretary


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on February 12, 1998.


         SIGNATURE                                       TITLE
         ---------                                       -----

                                          Chairman, Principal Executive Officer
JOHN D. MCNEIL*                             and Trustee
----------------------------
John D. McNeil

                                          Treasurer (Principal Financial Officer
W. THOMAS LONDON*                           and Principal Accounting Officer)
----------------------------
W. Thomas London


SAMUEL ADAMS*                             Trustee
----------------------------
Samuel Adams


GEOFFREY CROFTS*                          Trustee
----------------------------
Geoffrey Crofts


GARTH MARSTON*                            Trustee
----------------------------
Garth Marston


DAVID D. HORN*                            Trustee
----------------------------
David D. Horn


DERWYN F. PHILLIPS*                       Trustee
----------------------------
Derwyn F. Phillips


                                          *By:   JAMES R. BORDEWICK, JR.
                                          Name:  James R. Bordewick, Jr.
                                                   as Attorney-in-fact

                                          Executed by James R. Bordewick, Jr.
                                          on behalf of those indicated pursuant
                                          to a Power of Attorney filed herewith.

                              INDEX TO EXHIBITS


EXHIBIT NO.                   DESCRIPTION OF EXHIBIT              PAGE NO.
-----------                   ----------------------              --------

    1                  Amended and Restated Declaration of
                        Trust of Registrant.

    2                  By-Laws of Registrant.

    5    (a)           Investment Advisory Agreement between
                        Registrant and Massachusetts Financial
                        Services Company dated May 24, 1985.

         (b)           Investment Advisory Agreement between
                        Registrant and Massachusetts Financial
                        Services Company dated July 23, 1986.

         (c)           Investment Advisory Agreement between
                        Registrant and Massachusetts Financial
                        Services Company dated January 26, 1988.

         (d)           Investment Advisory Agreement between
                        Registrant and Massachusetts Financial
                        Services Company relating to the World
                        Growth Series.

         (e)           Investment Advisory Agreement between
                        Registrant and Massachusetts Financial
                        Services Company relating to the
                        Utilities Series.

         (f)           Investment Advisory Agreement between
                        Registrant and Massachusetts Financial
                        Services Company relating to the
                        Research Series.

         (g)           Investment Advisory Agreement between
                        Registrant and Massachusetts Financial
                        Services Company relating to the World
                        Asset Allocation Series.

         (h)           Investment Advisory Agreement between
                        Registrant and Massachusetts Financial
                        Services Company relating to the World
                        Total Return Series.

         (i)           Investment Advisory Agreement between
                        Registrant and Massachusetts Financial
                        Services Company relating to the
                        Emerging Growth Series.

         (j)           Investment Advisory Agreement between
                        Registrant and Massachusetts Financial
                        Services Company relating to the
                        MFS/Foreign & Colonial International
                        Growth Series.

         (k)           Investment Advisory Agreement between
                        Registrant and Massachusetts Financial
                        Services Company relating to the
                        MFS/Foreign & Colonial International
                        Growth and Income Series.

         (l)           Investment Advisory Agreement between
                        Registrant and Massachusetts Financial
                        Services Company relating to the
                        MFS/Foreign & Colonial Emerging Markets
                        Equity Series.

         (m)           Sub-Advisory Agreement by and between
                        Massachusetts Financial Services
                        Company and Foreign & Colonial
                        Management Ltd. relating to the
                        MFS/Foreign & Colonial International
                        Growth Series.

         (n)           Sub-Advisory Agreement by and between
                        Massachusetts Financial Services Company and Foreign & Colonial Management Ltd. relating to the MFS/Foreign & Colonial Emerging Markets Equity Series.

         (o)           Sub-Advisory Agreement between Foreign
                        & Colonial Management Ltd. and Foreign &
                        Colonial Emerging Markets Limited
                        relating to the MFS/Foreign & Colonial
                        International Growth Series.

         (p)           Sub-Advisory Agreement between Foreign
                        & Colonial Management Ltd. and Foreign &
                        Colonial Emerging Markets Limited
                        relating to the MFS/Foreign & Colonial
                        Emerging Markets Equity Series.

         (q)            Sub-Advisory Agreement by and between
                        Massachusetts Financial Services Company and Foreign & Colonial Management
                        Limited relating to the World Growth
                        Series.

         (r)           Sub-Advisory Agreement between Foreign
                        & Colonial Management Limited and
                        Foreign & Colonial Emerging Markets
                        Limited relating to the World Growth
                        Series.

         (s)           Investment Advisory Agreement between
                        Registrant and Massachusetts Financial
                        Services Company relating to the Value
                        Series.

         (t)           Form of Investment Advisory Agreement
                        between Registrant , on behalf of the
                        Research Growth and Income Series, and
                        Massachusetts Financial Services
                        Company.

         (v)           Form of Investment Advisory Agreement
                        between Registrant, on behalf of the
                        Bond Series, and Massachusetts Financial
                        Services Company.

         (w)           Form of Investment Advisory Agreement
                        between Registrant, on behalf of the
                        Equity Income Series, and Massachusetts
                        Financial Services Company.

         (x)           Form of Investment Advisory Agreement
                        between Registrant, on behalf of the
                        Massachusetts Investors Growth Stock
                        Series, and Massachusetts Financial
                        Services Company.

         (y)           Form of Investment Advisory Agreement
                        between Registrant, on behalf of the New
                        Discovery Series, and Massachusetts
                        Financial Services Company.

         (z)           Form of Investment Advisory Agreement
                        between Registrant, on behalf of the
                        Research International Series, and
                        Massachusetts Financial Services
                        Company.

         (aa)          Form of Investment Advisory Agreement
                        between Registrant, on behalf of the
                        Strategic Income Series, and
                        Massachusetts Financial Services
                        Company.

    8    (a)           Custodian Agreement between Registrant
                        and State Street Bank and Trust
                        Company dated May 24, 1985.

         (b)           Amendment dated July 23, 1986 to
                        Custodian Agreement.

    9                  Shareholder Servicing Agent Agreement
                        between Registrant and Massachusetts
                        Financial Service Center, Inc.

   13                  Investment representation letter from
                        initial shareholder.